UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2007

Date of reporting period:	9/30/2007

Item 1 – Reports to Stockholders

SEPTEMBER 30, 2007	ANNUAL REPORT

Dryden Active Allocation Fund

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 15, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Active Allocation Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Active Allocation Fund is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.15%; Class B, 1.85%; Class C, 1.85%; Class L, 1.35%; Class M, 1.85%; Class R, 1.60%; Class X, 1.85%; Class Z, 0.85%. Net operating expenses apply to: Class A, 1.10%; Class B, 1.85%; Class C, 1.85%; Class L, 1.35%; Class M, 1.85%; Class R, 1.35%; Class X, 1.85%; Class Z, 0.85%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Cumulative Total Returns as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	11.34%	82.33%	82.96%	—
Class B	10.58	75.62	69.92	—
Class C	10.58	75.62	69.92	—
Class L	N/A	N/A	N/A	3.47% (3/26/07)
Class M	N/A	N/A	N/A	3.19 (3/26/07)
Class R	11.13	N/A	N/A	23.75 (12/17/04)
Class X	N/A	N/A	N/A	3.19 (3/26/07)
Class Z	11.64	84.48	88.00	—
S&P 500 Index[2]	16.42	105.00	88.92	**
Lehman Brothers U.S. Aggregate Bond Index[3]	5.14	22.45	78.54	***
Customized Blend Index[4]	11.59	65.63	89.10	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	14.04	78.70	84.82	*****

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Average Annual Total Returns[6] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	5.21%	11.50%	5.63%	—
Class B	5.58	11.79	5.44	—
Class C	9.58	11.92	5.44	—
Class L	N/A	N/A	N/A	N/A (3/26/07)
Class M	N/A	N/A	N/A	N/A (3/26/07)
Class R	11.13	N/A	N/A	7.95% (12/17/04)
Class X	N/A	N/A	N/A	N/A (3/26/07)
Class Z	11.64	13.03	6.52	—
S&P 500 Index[2]	16.42	15.44	6.57	**
Lehman Brothers U.S. Aggregate Bond Index[3]	5.14	4.13	5.97	***
Customized Blend Index[4]	11.59	10.62	6.58	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	14.04	12.20	6.20	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge. Class L shares are closed to most new purchasers (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden Funds).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, Customized Blend Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%).

5The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	3

Your Fund’s Performance (continued)

noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is 32.53% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 10.78% for Class R. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

***Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return is 10.98% for Class R. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return is 3.86% for Class R. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

****Customized Blend Index Closest Month-End to Inception cumulative total return is 23.20% for Class R. Customized Blend Index Closest Month-End to Inception average annual total return is 7.88% for Class R. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

*****Lipper Average Closest Month-End to Inception cumulative total return is 27.56% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 9.21% for Class R. Class L, Class M, and Class X shares are new share classes and no performance information is available for these new share classes.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/07
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.9%
General Electric Co., Industrial Conglomerates	1.4
Microsoft Corp., Software	1.1
Chevron Corp., Oil, Gas & Consumable Fuels	1.0
Pfizer, Inc., Pharmaceuticals	1.0

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/07
Oil, Gas & Consumable Fuels	5.0%
Pharmaceuticals	3.2
Insurance	3.1
Diversified Financial Services	2.9
Computers & Peripherals	2.6

Industry weightings reflect only long-term equity investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Active Allocation Fund Class A shares returned 11.34% for the 12 months ended September 30, 2007, trailing the 11.59% return of the Fund’s customized blended benchmark index, which does not include the impact of mutual fund operating expenses. The Fund’s Class A share return also lagged the 14.04% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average, which does take into consideration the effect of mutual fund operating expenses.

The Strategic Partners Balanced Fund merged into the Fund on March 23, 2007, transferring about $80 million of stocks, bonds, and cash. These assets were invested employing the Fund’s portfolio strategies.

What were conditions like in the U.S. stock market during the reporting period?

Despite increasing volatility and periodic pullbacks, domestic stocks generated attractive returns for the 12-month period as measured by the S&P 500 Index. The negative effect of a slump in the housing market was offset by continued strength in employment, corporate earnings, and consumer spending. Cheap and plentiful credit allowed private equity companies to buy increasingly larger publicly traded companies and contributed to the record share buyback activity by many companies in the S&P 500 Index. In the first three months of the period, small capitalization stocks continued to outperform mid- and large-cap stocks and the value style outperformed the growth style as it generally had for the past six years.

After a sharp drop in the Shanghai Composite Index in China in late February 2007 prompted a sell-off in global stock markets, investors began to re-evaluate their appetite for risky assets, a process that continued for the remainder of the period. Meanwhile, the U.S. economy proved surprisingly resilient, as growth accelerated from April through June. Corporate profits reported during this time were stronger than expected, and global growth and mergers-and-acquisitions (M&A) activity continued unabated. In this favorable environment, stocks generated solid returns from March through May.

In the summer, however, conditions in the stock market deteriorated dramatically. A crisis in debt securities backed by subprime mortgages (home loans made to borrowers with poor credit histories) morphed into a full blown credit crunch that derailed M&A activity, a major source of support for the stock market. In an effort to boost liquidity in the financial markets, the Federal Reserve (the Fed) initially reduced the discount rate it charges on direct loans to banks from its discount window to 5.75% from 6.25% in mid-August. Then, in mid-September, citing risks to the U.S. economy from financial market turbulence, the Fed also lowered the discount rate to 5.25% from 5.75% and its target for the federal funds rate on overnight loans between banks by a half-percentage-point to 4.75%. This larger-than-expected cut in the federal funds rate spurred a rally that helped the S&P 500 Index recover much of its summer losses.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	5

Strategy and Performance Overview (continued)

As the credit crunch played out, investors sought larger companies with more resilient growth prospects. The U.S. dollar, which had already declined in value, fell sharply relative to most currencies following the short-term rate cut. The weaker U.S. dollar heightened the attractiveness of U.S. companies with overseas earnings because their earnings increase when converted from stronger currencies into U.S. dollars. The style rotation toward growth stocks, which had begun in the second calendar quarter of 2007, gathered steam. By the end of the period, growth stocks outperformed value stocks across all capitalization sizes.

Within the S&P 500 Index, all sectors were up for the 12-month period, led by energy, materials, telecommunications services, industrials, information technology, and utilities. Energy and materials companies benefited from strong global demand and the declining U.S. dollar, as most commodities are priced in that currency. Strong earnings generated by rapid growth in broadband and wireless services combined with M&A activity enhanced the stocks of telecommunication companies. Utilities benefited from supply and demand factors as power and electrical demand has outstripped the capacity of aging infrastructure. Technology hardware and equipment companies benefited from strong global appetite, cost reductions, and product innovations. Within industrials, gains in capital goods conglomerates like 3M Company helped to offset weakness in commercial services and supplies.

Lagging the Index were financials, consumer discretionary, healthcare, and consumer staples. The financials sector, particularly banks and diversified financial companies like Bear Stearns Cos. and Citigroup Inc., was hit by the subprime mortgage meltdown and associated credit crunch. Consumer-oriented stocks lagged although the consumer staples sector, made up of industries that tend to do well even when the economy is slowing, outperformed the more cyclical consumer discretionary sector. Retailers and apparel industries were especially hit hard by threats of a slowdown in consumer spending. Within healthcare, pharmaceuticals lagged the S&P 500 Index on the quality of earnings growth which was driven more by cost cutting than strength in new drug introductions, but within the healthcare equipment and services industry, companies like Humana benefited from developments in the Medicare prescription drug programs.

What were conditions like in the U.S. bond market during the reporting period?

From October 2006 through May 2007, sentiment in the fixed income market largely shifted between two views—the Fed would soon ease monetary policy to reinvigorate the economy or the Fed would leave short-term rates unchanged as the economic expansion remained healthy, despite a worsening slump in the housing industry. During these months, most major bond market sectors turned in mixed performances. Yet prices of high yield corporate bonds, commonly called “junk” bonds, gained in all but one of those months. These below-investment-grade corporate bonds were

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supported by a low junk bond default rate and strong investor demand for assets with attractive yields.

However, market conditions deteriorated in June. Two prominent hedge funds that invested in debt securities backed by subprime mortgages nearly collapsed. By month-end, widespread concern about loose lending standards forced some companies involved in leveraged buyouts to postpone issuing low-quality bonds whose proceeds were intended to help pay for deals. The credit crunch deepened in July. Two major credit rating agencies downgraded ratings on hundreds of subprime mortgage-backed bonds worth billions of dollars. Risk-averse investors flocked to U.S. Treasury securities, which rallied while other sectors came under pressure.

Reductions in the discount rate and the target for the federal funds rate aided the bond market, which rallied in August and September. U.S. Treasurys, federal agency securities, investment-grade corporate bonds, asset-backed securities, and other key sectors ended the 12-month reporting period with an improved tone.

How did asset allocation decisions affect the Fund’s performance?

We believe asset class exposure can have a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which asset classes offer the best investment opportunities. Using corporate earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase our exposure to the asset class that offers the best value at any time, monitoring our allocation daily. We implement most of these changes to the asset allocation using stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Over the reporting period, stocks were favored over bonds in the Fund to varying degrees. This benefited the portfolio as stocks outperformed bonds by more than 11% when comparing the S&P 500 Index to the Lehman Brothers U.S. Aggregate Bond Index. In general, the Fund maintained an overweight exposure to stocks of about 6% to 8% relative to its neutral position of 57.5%, with an equivalent underweight in bonds. This overweight exposure, in addition to periodic moves between stocks and bonds over the course of the reporting period, added an estimated 0.75% in value to the portfolio.

What impact did your quantitative stock strategy have on the Fund’s performance?

Quantitative Management Associates LLC (QMA) uses a quantitative process that evaluates more than 3,000 stocks daily to construct an equity portfolio whose primary objective is to add value to the Fund through modest overweight exposures to securities that it likes and modest underweight exposure to securities that it dislikes

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	7

Strategy and Performance Overview (continued)

relative to a broad market benchmark. When constructing the equity portfolio, QMA tries to minimize other risks by limiting its deviation from the broad market benchmark in terms of sector weightings, industry weightings, and other factors.

The equity portfolio performed in line with its benchmark, the S&P 500 Index, for the 12-month reporting period. Stock selection contributed positively to relative performance through the first nine months. Then the credit crunch created challenging market conditions from June through September that caused our quantitative style, which favors fast growing stocks that have good news and slow growing stocks with low valuation measures, to fall out of favor. During this time, QMA’s difficulties with stock selection were offset by its allocation to international stocks, which performed significantly better than the S&P 500 Index for the 12-month period.

Market pressures caused some large, quantitatively managed global portfolios to liquidate substantial portions of their holdings during the summer via what seemed to be a combination of voluntary selling and forced liquidation to meet margin calls and withdrawal requests from shareholders. Because of the heavy selling activity, many affected stocks experienced unusually high trading volumes and dramatic price movements, even though there was virtually no significant news about companies to justify these developments.

Price movements were perverse in that stocks that fell tended to have relatively cheap valuations and positive revisions to their earnings per share (EPS) estimates, while those that rose tended to be relatively expensive, with poor momentum and deteriorating EPS estimate revisions. For many quantitative managers that use these factors in selecting securities, the unusual behavior of the stock market had a significantly negative impact on their portfolios over a three-day period in August. Because QMA’s quantitative equity strategy employs relative valuation and estimate revisions in its stock selection model, the relative performance of the Fund’s equity portfolio deteriorated during early August then partially recovered after August 9th. QMA is confident that, in the long run, fundamentally driven equity performance and its strategy that emphasizes a portfolio of stocks with improving fundamentals and reasonable valuations will produce superior performance in the Fund’s equity portfolio versus its benchmark.

What impact did your bond market strategy have on the Fund’s performance?

The fixed income portfolio, which is managed by Prudential Fixed Income, tries to outperform its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by investing in a diversified portfolio of fixed income securities including but not limited to U.S. Treasurys, mortgage-backed securities, asset-backed securities, and investment- grade corporate bonds. Prudential Fixed Income looks for bonds that are attractively priced relative to comparable debt securities as well as bonds whose prices are expected to increase, given its outlook for interest rates, the U.S. economy, and specific

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market sectors. It develops outlooks for each major segment of the bond market and may emphasize one segment to a greater extent than the Fund’s target index.

Early in the reporting period, the fixed income portfolio benefited from its modest exposure to high yield bonds and U.S. dollar-denominated emerging market bonds (debt securities of issuers from economically developing nations), both of which performed well. However, this beneficial effect was wiped out in the summer of 2007 as the credit crunch pressured debt securities that carry greater credit risk than U.S. Treasurys. From the standpoint of sector allocation, the largest detractor from the fixed income portfolio was its exposures to commercial mortgage-backed securities and asset-backed securities, which are backed by home equity loans, monthly credit card payments, and other types of receivables. Both sectors were hard hit by the credit crunch. In addition, the fixed income portfolio invested in a fund called the Dryden Core Investment Fund-Short Term Bond Series that declined in value because it held debt securities backed by subprime mortgages and other securities that were tainted by the credit crunch. Prudential Fixed Income believes the poor performance of the commercial mortgage-backed and asset-backed securities held by the fixed income portfolio largely reflected the illiquid market conditions rather than concerns about the fundamental value of these highly rated, structurally sound debt securities. On a positive note, security selection in the investment-grade corporate bond market contributed positively to the fixed income portfolio, which for the 12-month reporting period performed roughly in line with its benchmark.

What is your outlook for the stock and bond markets?

Earnings expectations for stocks are moderating, but in QMA’s opinion, their level is sufficient to support current stock prices. U.S. economic growth is slowing, and QMA believes the economy could slip into a recession. However, healthy global demand and the fact that U.S. companies generate a significant amount of their profits overseas may mean that a mild recession in the United States could occur without substantially detracting from corporate profits growth. In QMA’s opinion, risks are elevated. Therefore it expects continued volatility in the stock market, as new data confirms or contradicts investors’ assumptions. It anticipates average to slightly-below-average stock returns in the coming year. Despite QMA’s outlook for lower stock returns, it believes the asset class will perform well relative to other major asset classes such as bonds and cash.

In the fixed income market, Prudential Fixed Income believes the subprime mortgage crisis is not over. If market participants with large subprime mortgage-related holdings in their portfolios are forced to sell some of these debt securities during the fourth quarter of 2007, it would certainly send further shockwaves through the fixed income markets.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2007, at the beginning of the period, and held through the six-month period ended September 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

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period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Active Allocation Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,043.50	0.91%	$4.66
	Hypothetical	$1,000.00	$1,020.51	0.91%	$4.61

Class B	Actual	$1,000.00	$1,040.00	1.66%	$8.49
	Hypothetical	$1,000.00	$1,016.75	1.66%	$8.39

Class C	Actual	$1,000.00	$1,039.20	1.66%	$8.49
	Hypothetical	$1,000.00	$1,016.75	1.66%	$8.39

Class L	Actual	$1,000.00	$1,042.10	1.16%	$5.94
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class M	Actual	$1,000.00	$1,039.20	1.66%	$8.49
	Hypothetical	$1,000.00	$1,016.75	1.66%	$8.39

Class R	Actual	$1,000.00	$1,042.10	1.16%	$5.94
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class X	Actual	$1,000.00	$1,040.00	1.66%	$8.49
	Hypothetical	$1,000.00	$1,016.75	1.66%	$8.39

Class Z	Actual	$1,000.00	$1,044.70	0.66%	$3.38
	Hypothetical	$1,000.00	$1,021.76	0.66%	$3.35

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	11

Portfolio of Investments

as of September 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.8%
COMMON STOCKS 63.6%

Aerospace & Defense 1.9%
26,754	Boeing Co.	$2,808,902
8,100	Ceradyne, Inc.(a)	613,494
24,600	Honeywell International, Inc.	1,462,962
11,800	L-3 Communications Holdings, Inc.	1,205,252
30,029	Lockheed Martin Corp.	3,257,846
46,000	Northrop Grumman Corp.	3,588,001
8,500	Raytheon Co.	542,470
2,100	United Technologies Corp.	169,008

		13,647,935

Air Freight & Logistics 0.1%
1,600	Atlas Air Worldwide Holdings, Inc.(a)	82,608
14,400	Pacer International, Inc.	274,320
5,237	TNT NV (Netherlands)	219,549

		576,477

Airlines 0.1%
3,768	Air France-KLM (France)	138,461
1,123	British Airways PLC (United Kingdom)(a)	8,806
1,346	Deutsche Lufthansa AG (Germany)	38,828
36,951	Qantas Airways Ltd. (Australia)	182,959

		369,054

Auto Components 0.2%
4,500	Aisin Seiki Co. Ltd. (Japan)	179,820
8,200	Amerigon, Inc.(a)	141,942
8,000	Bridgestone Corp. (Japan)	176,903
517	Continental AG (Germany)	71,768
1,600	Denso Corp. (Japan)	60,314
50,000	Gentex Corp.	1,072,000
14	Rieter Holding AG (Switzerland)	7,576
1,400	Tokai Rika Co Ltd. (Japan)	39,002
300	Toyota Boshoku Corp. (Japan)	10,134
200	Toyota Industries Corp. (Japan)	8,619
1,500	TRW Automotive Holdings Corp.(a)	47,520

		1,815,598

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	13

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Automobiles 0.2%
1,152	DaimlerChrysler AG (Germany)	$116,204
5,484	Fiat SpA (Italy)	165,860
5,100	Harley-Davidson, Inc.	235,671
2,500	Honda Motor Co. Ltd. (Japan)	84,012
2,517	Peugeot SA (France)	207,737
470	Renault SA (France)	68,105
9,500	Toyota Motor Corp. (Japan)	560,744
66	Volkswagen AG (Germany)	14,926

		1,453,259

Beverages 1.6%
42,600	Anheuser-Busch Cos., Inc.	2,129,574
75	Carlsberg A/S (Denmark)	10,243
1,589	Coca-Cola Amatil Ltd. (Australia)	12,690
74,320	Coca-Cola Co. (The)	4,271,171
1,520	Coca-Cola Hellenic Bottling Co. SA (Greece)	87,781
7,200	Coca-Cola West Holdings Co. Ltd. (Japan)	169,242
412	Heineken NV (Netherlands)	27,036
798	InBev NV (Belgium)	72,325
3,600	Molson Coors Brewing Co.	358,812
27,500	Pepsi Bottling Group, Inc.	1,022,175
45,400	PepsiCo, Inc.	3,326,004

		11,487,053

Biotechnology 0.6%
18,800	Amgen, Inc.(a)(a)	1,063,516
2,538	CSL Ltd. (Australia)	241,650
22,900	Genzyme Corp.(a)	1,418,884
33,500	OSI Pharmaceuticals, Inc.(a)(g)	1,138,665
32,800	PDL BioPharma, Inc.(a)(g)	708,808

		4,571,523

Building Products 0.1%
2,574	Cie de Saint-Gobain (France)	268,635
31,000	Nippon Sheet Glass Co. Ltd. (Japan)	189,457
7,000	Sanwa Holdings Corp. (Japan)	39,246
127	Wienerberger AG (Austria)	7,943

		505,281

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Capital Markets 2.4%
1,677	3i Group PLC (United Kingdom)	$34,208
5,303	Credit Suisse Group (Switzerland)	352,091
2,548	Deutsche Bank AG (Germany)	328,233
5,500	Franklin Resources, Inc.	701,250
22,115	Goldman Sachs Group, Inc.	4,793,204
4,673	Investec PLC (United Kingdom)	48,952
35,400	Janus Capital Group, Inc.(g)	1,001,112
35,411	Lehman Brothers Holdings, Inc.	2,185,921
319	Macquarie Bank Ltd. (Australia)	23,891
46,777	Merrill Lynch & Co., Inc.(g)	3,334,265
36,162	Morgan Stanley	2,278,206
1,200	Nomura Holdings, Inc. (Japan)	20,121
112,800	TD Ameritrade Holding Corp.(a)	2,055,216
4,303	UBS AG (Switzerland)	231,366

		17,388,036

Chemicals 1.1%
1,945	BASF AG (Germany)	270,024
250	Bayer AG (Germany)	19,856
5,401	Celanese Corp.	210,531
2,900	CF Industries Holdings, Inc.	220,139
13,000	Dainippon Ink & Chemicals, Inc. (Japan)	57,607
43,500	Dow Chemical Co. (The)	1,873,110
5,800	Eastman Chemical Co.	387,034
3,616	Koninklijke DSM NV (Netherlands)	195,163
4,000	Kuraray Co. Ltd. (Japan)	50,668
23,000	Mitsubishi Chemical Holdings (Japan)	200,235
16,500	Monsanto Co.	1,414,710
24,200	Mosaic Co. (The)(a)(g)	1,295,184
5,000	Nippon Shokubai Co. Ltd. (Japan)	48,666
38,100	Olin Corp.	852,678
1,300	Shin-Etsu Chemical Co. Ltd. (Japan)	89,862
15,900	Terra Industries, Inc.(a)	497,034
7,000	Tosoh Corp. (Japan)	45,401

		7,727,902

Commercial Banks 2.5%
1,316	Allied Irish Banks PLC (Ireland)	31,901
673	Alpha Credit Bank AE (Greece)	23,454
6,577	Australia And New Zealand Banking Group Ltd. (Australia)	173,332
15,641	Banco Bilbao Vizcaya Argentaria SA (Spain)	366,664
15,660	Banco BPI SA (Portugal)	131,749

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	15

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

3,196	Banco Comercial Portugues SA (Portugal)	$13,262
4,554	Banco Espirito Santo SA (Portugal)	103,251
882	Banco Popular Espanol SA (Spain)	15,155
22,536	Banco Santander Central Hispano SA (Spain)	438,001
16,570	Barclays PLC (United Kingdom)	201,887
18,800	BB&T Corp.	759,332
3,567	BNP Paribas (France)	390,326
4,400	Central Pacific Financial Corp.	128,480
7,000	Chiba Bank Ltd. (The) (Japan)	54,116
18,200	Comerica, Inc.	933,296
5,601	Commerzbank AG (Germany)	227,382
1,349	Commonwealth Bank of Australia (Australia)	67,501
1,841	Credit Agricole SA (France)	71,011
4,780	Danske Bank A/S (Denmark)	194,065
5,586	Dexia SA (Belgium)	169,183
9,300	DnB NOR ASA (Norway)	142,659
12,019	HBOS PLC (United Kingdom)	224,883
23,128	HSBC Holdings PLC (United Kingdom)	428,007
9,500	Huntington Bancshares, Inc.	161,310
5,207	Intesa Sanpaolo SpA (Italy)	40,206
43,198	KeyCorp.	1,396,590
17,711	Lloyds TSB Group PLC (United Kingdom)	196,584
5,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	43,660
2	Mizuho Financial Group, Inc. (Japan)	11,405
2,567	National Australia Bank Ltd. (Australia)	90,453
815	National Bank of Greece SA (Greece)	51,948
41,648	National City Corp.(g)	1,044,948
15,300	Oriental Financial Group (Puerto Rico)	175,950
29,400	Popular, Inc. (Puerto Rico)(g)	361,032
35,690	Royal Bank of Scotland Group PLC (United Kingdom)	383,363
13	Sapporo Hokuyo Holdings, Inc. (Japan)	129,021
4,600	Skandinaviska Enskilda Banken, Class A (Sweden)	149,548
833	Societe Generale (France)	139,782
6	Sumitomo Mitsui Financial Group, Inc. (Japan)	46,751
7,100	Svenska Handelsbanken AB, Class A (Sweden)	220,357
800	Sydbank A/S (Denmark)	34,813
38,408	U.S. Bancorp.	1,249,412
39,142	UniCredito Italiano SpA (Italy)	334,886
3,200	UnionBanCal Corp.	186,912
42,100	Wachovia Corp.	2,111,314
99,175	Wells Fargo & Co.	3,532,613
5,355	Westpac Banking Corp. (Australia)	135,425

		17,517,180

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Commercial Services & Supplies 1.0%
16,300	Administaff, Inc.	$591,690
11,700	CBIZ, Inc.(a)	93,015
14,900	Diamond Management & Technology Consultants, Inc.	137,080
7,865	Downer EDI Ltd. (Australia)	43,689
2,014	Hays PLC (United Kingdom)	5,480
23,900	Huron Consulting Group, Inc.(a)(g)	1,735,618
69,400	Labor Ready, Inc.(a)(g)	1,284,594
4,335	Michael Page International PLC (United Kingdom)	36,586
8,800	R. R. Donnelley & Sons Co.	321,728
42,800	Stericycle, Inc.(a)	2,446,448
974	Vedior NV (Netherlands)	21,430
15,567	Waste Management, Inc.	587,499

		7,304,857

Communications Equipment 1.5%
7,200	Anaren, Inc.(a)	101,520
102,666	Cisco Systems, Inc.(a)	3,399,272
17,200	Harris Corp.	993,988
12,400	InterDigital, Inc.(a)	257,672
66,200	Juniper Networks, Inc.(a)	2,423,582
12,994	Nokia Corp. (Finland)	493,975
71,200	QUALCOMM, Inc.	3,008,913
1,448	Telent PLC (United Kingdom)(a)	17,390
2,000	Uniden Corp. (Japan)	13,250

		10,709,562

Computers & Peripherals 2.6%
1,000	Apple, Inc.(a)	153,540
195,100	EMC Corp.(a)	4,058,080
53,100	Emulex Corp.(a)(g)	1,017,927
127,911	Hewlett-Packard Co.	6,368,688
47,541	International Business Machines Corp.	5,600,330
18,600	Network Appliance, Inc.(a)	500,526
23,700	Seagate Technology (Cayman Islands)	606,246
645	Wincor Nixdorf AG (Germany)	53,639

		18,358,976

Construction & Engineering 0.1%
1,990	ACS Actividades de Construccion y Servicios SA (Spain)	109,816
11,000	COMSYS Holdings Corp. (Japan)	120,663

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	17

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

7,100	Granite Construction, Inc.	$376,442
350	YIT OYJ (Finland)	10,401

		617,322

Construction Materials 0.1%
2,833	Cimpor Cimentos de Portugal, SGPS, SA (Portugal)	23,471
461	CRH PLC (Ireland)	18,307
21,300	Headwaters, Inc.(a)(g)	316,944
682	Holcim Ltd., Class B (Switzerland)	75,332
1,512	Lafarge SA (France)	234,252

		668,306

Consumer Finance 0.1%
22,000	First Cash Financial Services, Inc.(a)(g)	515,240

Containers & Packaging 0.3%
15,800	Ball Corp.	849,250
34,900	Pactiv Corp.(a)	1,000,234
7,600	Rock-Tenn. Co., Class A	219,640

		2,069,124

Distributors
8,000	Jardine Cycle & Carriage Ltd. (Singapore)	99,630
6,000	Li & Fung Ltd. (Hong Kong)	25,470
37,009	Pacific Brands Ltd. (Australia)	101,804

		226,904

Diversified Consumer Services
12,300	Jackson Hewitt Tax Service, Inc.	343,908

Diversified Financial Services 2.9%
423	Babcock & Brown Ltd. (Australia)	10,311
93,803	Bank of America Corp.	4,715,477
18,502	Challenger Financial Services Group Ltd. (Australia)	101,790
29,300	CIT Group, Inc.	1,177,860
136,257	Citigroup, Inc.	6,359,115
6,653	Fortis Group (Belgium)	195,902
1,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	30,564
7,469	ING Groep NV (Netherlands)	331,546
129,930	JPMorgan Chase & Co.	5,953,393
24,200	KKR Financial Holdings LLC	407,770

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

30,600	Moody’s Corp.	$1,542,240
5,567	OKO Bank PLC (Finland)	115,104

		20,941,072

Diversified Telecommunication Services 2.0%
160,410	AT&T, Inc.	6,786,946
3,000	Atlantic Tele-Network, Inc.	109,050
3,794	Belgacom SA (Belgium)	176,042
17,417	BT Group PLC (United Kingdom)	109,400
6,557	CenturyTel, Inc.	303,065
5,496	France Telecom SA (France)	184,091
12	Nippon Telegraph & Telephone Corp. (NTT) (Japan)	56,101
86	Swisscom AG (Switzerland)	32,705
13,651	Telecom Corp. of New Zealand Ltd. (New Zealand)	46,241
66,894	Telecom Italia SpA (Italy)	161,300
10,278	Telefonica SA (Spain)	287,694
4,500	TeliaSonera AB (Sweden)	40,677
99,950	Verizon Communications, Inc.	4,425,785
122,000	Windstream Corp.	1,722,640

		14,441,737

Electric Utilities 0.7%
36,600	American Electric Power Co., Inc.	1,686,527
7,500	CLP Holdings Ltd. (Hong Kong)	51,905
21,000	Duke Energy Corp.	392,490
2,592	E.On AG (Germany)	478,379
6,900	Edison International	382,605
13,400	El Paso Electric Co.(a)(a)	309,942
9,580	Enel SpA (Italy)	108,465
15,648	Energias de Portugal SA (Portugal)	91,484
9,200	FirstEnergy Corp.(g)	582,728
5,500	Hong Kong Electric Holdings Ltd. (Hong Kong)	28,583
1,500	Pinnacle West Capital Corp.	59,265
18,900	Portland General Electric Co.	525,420
7,100	Progress Energy, Inc.(g)	332,635
1,809	Union Fenosa SA (Spain)	107,025
4,400	Westar Energy, Inc.	108,064

		5,245,517

Electrical Equipment 0.9%
7,595	ABB Ltd. (Switzerland)	200,011
24,902	Acuity Brands, Inc.(g)	1,257,053
290	Alstom (France)	58,956

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	19

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

31,800	Emerson Electric Co.	$1,692,397
4,200	Genlyte Group, Inc.(a)(g)	269,892
14,000	Hitachi Cable Ltd. (Japan)	86,780
16,900	Rockwell Automation, Inc.(g)	1,174,719
914	Schneider Electric SA (France)	115,473
24,400	Thomas & Betts Corp.(a)	1,430,816

		6,286,097

Electronic Equipment & Instruments 0.5%
72,900	Agilent Technologies, Inc.(a)	2,688,552
5,000	FUJIFILM Holdings Corp. (Japan)	231,141
900	Kyocera Corp. (Japan)	84,386
4,876	Mettler Toledo International, Inc. (Switzerland)(a)	497,352
1,400	Omron Corp. (Japan)	37,052
1,000	Venture Corp. Ltd. (Singapore)	11,107

		3,549,590

Energy Equipment & Services 1.4%
30,100	Cameron International Corp.(a)(g)	2,777,929
12,400	FMC Technologies, Inc.(a)(g)	714,984
143	Fugro NV (Netherlands)	11,609
85,163	Halliburton Co.	3,270,258
39,400	Hornbeck Offshore Services, Inc.(a)(g)	1,445,980
28,000	Noble Corp.	1,373,400
7,126	WorleyParsons Ltd. (Australia)	268,170

		9,862,330

Food & Staples Retailing 1.4%
1,428	Casino Guichard Perrachon SA (France)	149,746
88	Delhaize Group (Belgium)	8,432
1,597	J Sainsbury PLC (United Kingdom)	18,870
93,098	Kroger Co. (The)	2,655,155
76,878	Safeway, Inc.	2,545,431
30,700	SUPERVALU, Inc.	1,197,607
8,000	UNY Co. Ltd. (Japan)	69,717
74,500	Wal-Mart Stores, Inc.	3,251,924
6,135	Woolworths Ltd. (Australia)	161,738

		10,058,620

Food Products 0.5%
41,900	Archer-Daniels-Midland Co.	1,386,052
450	East Asiatic Co. Ltd. A/S (Denmark)	33,613
8,213	Futuris Corp. Ltd. (Australia)	15,523

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

83,657	Goodman Fielder Ltd. (Australia)	$191,521
1,600	H.J. Heinz Co.	73,920
4,500	Hormel Foods Corp.	161,010
904	Nestle SA, Class B (Switzerland)	406,091
10,900	Pilgrim’s Pride Corp.	378,557
7,500	Ralcorp Holdings, Inc.(a)	418,650
11,000	Sanderson Farms, Inc.	458,370
7,304	Unilever NV (Netherlands)	225,487
2,790	Unilever PLC (United Kingdom)	88,194

		3,836,988

Gas Utilities 0.2%
10,200	AGL Resources, Inc.	404,124
1,300	Atmos Energy Corp.	36,816
7,900	Energen Corp.	451,248
3,310	Gas Natural SDG SA (Spain)	186,907
3,200	Southwest Gas Corp.	90,528

		1,169,623

Health Care Equipment & Supplies 1.4%
4,285	Baxter International, Inc.	241,160
44,223	Becton, Dickinson & Co.	3,628,497
586	Cochlear Ltd. (Australia)	40,538
6,500	Covidien Ltd. (Bermuda)	269,750
26,700	Hologic, Inc.(g)	1,628,700
19,900	ICU Medical, Inc.(a)(g)	771,125
3,700	Idexx Laboratories, Inc.(a)	405,483
28,600	Medtronic, Inc.	1,613,326
19,300	Mentor Corp.(g)	888,765
14,500	Quidel Corp.(a)	283,620

		9,770,964

Health Care Providers & Services 1.7%
2,200	Cardinal Health, Inc.	137,566
9,400	Chemed Corp.(g)	584,304
41,400	CIGNA Corp.	2,206,206
43,800	Express Scripts, Inc.(a)(g)	2,444,916
1,303	Healthspring, Inc.(a)	25,409
4,400	Laboratory Corp. of America Holdings(a)	344,212
1,000	Suzuken Co., Ltd. (Japan)	33,692
79,880	UnitedHealth Group, Inc.	3,868,588

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	21

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

2,519	WellCare Health Plans, Inc.(a)	$265,578
25,900	WellPoint, Inc.(a)	2,044,028

		11,954,499

Hotels, Restaurants & Leisure 1.5%
5,500	Bob Evans Farms, Inc.	165,990
78,900	Brinker International, Inc.	2,165,016
22,800	Darden Restaurants, Inc.	954,408
4,859	Enterprise Inns PLC (United Kingdom)	58,854
12,500	Jack in the Box, Inc.(a)	810,500
40,368	McDonald’s Corp.	2,198,845
34,400	Morgans Hotel Group Co.(a)(g)	748,200
473	OPAP SA (Greece)	18,346
16,700	Papa John’s International, Inc.(a)	408,148
6,100	Wyndham Worldwide Corp.	199,836
90,200	Yum! Brands, Inc.	3,051,465

		10,779,608

Household Durables 0.2%
5,091	Barratt Developments PLC (United Kingdom)	77,913
4,015	Bellway PLC (United Kingdom)	84,693
594	Bovis Homes Group PLC (United Kingdom)	7,948
1,200	Daito Trust Construction Co. Ltd. (Japan)	57,877
3,400	Electrolux AB, Class B (Sweden)	72,019
2,600	Ethan Allen Interiors, Inc.	84,994
15,000	Jarden Corp.(a)	464,100
20,000	Sekisui Chemical Co. Ltd. (Japan)	146,781
11,000	Sekisui House Ltd. (Japan)	138,476
19,245	Taylor Wimpey PLC (United Kingdom)	108,577

		1,243,378

Household Products 1.0%
7,367	Colgate-Palmolive Co.	525,414
41,200	Kimberly-Clark Corp.(g)	2,894,712
46,675	Procter & Gamble Co.	3,283,120
4,658	Reckitt Benckiser PLC (United Kingdom)	273,708

		6,976,954

Independent Power Producers & Energy Traders 0.7%
64,900	AES Corp. (The)(a)	1,300,596
16,200	Constellation Energy Group, Inc.	1,389,798

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

28,700	Mirant Corp.(a)	$1,167,516
28,800	NRG Energy, Inc.(a)(g)	1,217,952

		5,075,862

Industrial Conglomerates 1.6%
12,000	3M Co.	1,122,960
232,750	General Electric Co.	9,635,850
12,000	Keppel Corp. Ltd. (Singapore)	116,324
663	Rheinmetall AG (Germany)	52,848
2,000	SembCorp. Industries Ltd. (Singapore)	8,684
801	Siemens AG (Germany)	109,935
2,400	Tredegar Corp.	41,400

		11,088,001

Insurance 3.1%
16,100	ACE Ltd. (Bermuda)	975,177
6,881	Aegon NV (Netherlands)	131,774
1,872	Allianz SE (Germany)	437,376
49,800	Allstate Corp. (The)	2,848,062
9,200	AMBAC Financial Group, Inc.(g)	578,772
44,229	American Financial Group, Inc.	1,261,411
37,459	American International Group, Inc.	2,534,101
6,893	Arch Capital Group Ltd. (Bermuda)(a)	512,908
5,220	Aviva PLC (United Kingdom)	78,605
6,017	AXA SA (France)	269,237
15,851	Axis Capital Holdings Ltd. (Bermuda)	616,762
3,700	Castlepoint Holdings Ltd. (Bermuda)	42,550
14,100	Chubb Corp. (The)	756,324
545	CNP Assurances (France)	69,717
14,941	Endurance Specialty Holdings Ltd. (Bermuda)	620,799
10,500	First Mercury Financial Corp.(a)	225,855
22,700	Genworth Financial, Inc., Class A	697,571
5,800	Hartford Financial Services Group, Inc.	536,790
55,446	Legal & General Group PLC (United Kingdom)	151,559
41,400	MBIA, Inc.(g)	2,527,470
1,210	Muenchener Rueckversicherungs AG (Germany)	231,893
9,769	Old Mutual PLC (United Kingdom)	32,040
36,378	Royal & Sun Alliance Insurance Group (United Kingdom)	114,993
12,000	SAFECO Corp.	734,640
704	SCOR (France)	18,863
4,900	Security Capital Assurance Ltd. (Bermuda)	111,916
207	Swiss Life Holding (Switzerland)	53,695
2,547	Swiss Reinsurance (Switzerland)	226,862

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	23

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

61,000	Travelers Cos., Inc. (The)	$3,070,739
20,100	XL Capital Ltd., Class A (Bermuda)	1,591,920
756	Zurich Financial Services AG (Switzerland)	226,784

		22,287,165

Internet & Catalog Retail 0.3%
26,104	Home Retail Group (United Kingdom)	199,081
36,100	IAC/InterActiveCorp.(a)(g)	1,071,087
17,500	NutriSystem, Inc.(a)(g)	820,575

		2,090,743

Internet Software & Services 0.5%
71,463	eBay, Inc.(a)	2,788,487
200	Google, Inc., Class A(a)	113,454
10,700	Interwoven, Inc.(a)	152,261
10,000	Tencent Holdings Ltd. (China)	64,575
10,200	Vignette Corp.(a)	204,714

		3,323,491

IT Services 0.8%
22,766	Accenture Ltd., Class A (Bermuda)	916,332
11,000	Automatic Data Processing, Inc.	505,230
62,401	Electronic Data Systems Corp.	1,362,838
41,000	Fiserv, Inc.(a)	2,085,260
23	NTT Data Corp. (Japan)	102,520
39,400	SYKES Enterprises, Inc.(a)	654,434
700	TIS, Inc. (Japan)	13,651

		5,640,265

Leisure Equipment & Products 0.1%
20,012	Hasbro, Inc.(g)	557,935

Life Sciences Tools & Services 0.6%
40,300	Charles River Laboratories International, Inc.(a)	2,262,845
1,500	Covance, Inc.(a)	116,850
4,200	Dionex Corp.(a)	333,732
11,200	Invitrogen Corp.(a)(g)	915,376
8,700	Waters Corp.(a)	582,204

		4,211,007

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Machinery 1.5%
9,614	Charter PLC (United Kingdom)(a)	$232,698
22,400	Dover Corp.	1,141,280
15,900	Eaton Corp.	1,574,736
12,200	EnPro Industries, Inc.(a)	495,320
59,200	Gardner Denver, Inc.(a)	2,308,800
21,100	Illinois Tool Works, Inc.	1,258,404
1,900	ITT Corp.	129,067
8,400	Komatsu Ltd. (Japan)	282,279
4,000	Komori Corp. (Japan)	98,028
2,070	Konecranes Oyj (Finland)	83,268
554	MAN AG (Germany)	80,814
1,000	NSK Ltd. (Japan)	8,776
15,900	Parker Hannifin Corp.	1,778,097
4,183	Sandvik AB (Sweden)	89,741
23,800	SembCorp Marine Ltd. (Singapore)	73,699
3,000	Sumitomo Heavy Industries Ltd. (Japan)	38,628
1,900	Trelleborg AB, Class B (Sweden)	44,816
28,500	Trinity Industries, Inc.(g)	1,069,890
2,000	Volvo AB, Class A (Sweden)	34,838

		10,823,179

Marine 0.1%
5,000	Kawasaki Kisen Kaisha Ltd. (Japan)	73,434
17,000	Mitsui O.S.K. Lines Ltd. (Japan)	275,428
17,000	Neptune Orient Lines Ltd. (Singapore)	60,653
2,000	Nippon Yusen KK (Japan)	19,536

		429,051

Media 2.0%
57,350	CBS Corp., Class B(g)	1,806,525
2,900	Cinemark Holdings, Inc.	53,824
4,465	Citadel Broadcasting Corp.	18,574
1,418	Daily Mail & General Trust (United Kingdom)	18,278
133,675	Disney (Walt) Co.(g)	4,597,082
3,000	Gannett Co., Inc.	131,100
2,980	Gestevision Telecinco SA (Spain)	78,230
895	Lagardere SCA (France)	76,178
37,300	Lamar Advertising Co.(a)	1,826,581
3,900	Lee Enterprises, Inc.	60,723
2,100	Marvel Entertainment, Inc.(a)	49,224
24,061	McGraw-Hill Cos., Inc. (The)(g)	1,224,946
6,628	Omnicom Group, Inc.	318,741

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	25

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

6,000	Singapore Press Holdings Ltd. (Singapore)	$17,449
83,300	Time Warner, Inc.	1,529,388
1,966	Trinity Mirror PLC (United Kingdom)	16,572
35,500	Valassis Communications, Inc.(a)	316,660
53,900	Viacom Inc., Class B(a)	2,100,483
6,941	Vivendi Universal SA (France)	292,965
1,436	Yell Group PLC (United Kingdom)	12,604

		14,546,127

Metals & Mining 1.3%
75,500	Alcoa, Inc.	2,953,559
1,505	Anglo American PLC (United Kingdom)	101,276
2,696	ArcelorMittal (Luxembourg)	206,826
1,451	BHP Billiton Ltd. (Australia)	57,360
11,612	Billiton PLC (United Kingdom)	415,766
3,450	Boliden AB (Sweden)	73,480
22,100	Freeport-McMoRan Copper & Gold, Inc.(g)	2,318,069
1,000	JFE Holdings, Inc. (Japan)	70,866
26,000	Mitsubishi Materials Corp. (Japan)	161,616
2,807	Nucor Corp.	166,932
3,223	Outokumpu Oyj, Class A (Finland)	115,769
1,963	Rio Tinto PLC (United Kingdom)	169,809
970	Salzgitter AG (Germany)	191,776
41,000	Sumitomo Metal Industries Ltd. (Japan)	239,150
7,000	Sumitomo Metal Mining Co. Ltd. (Japan)	170,026
4,123	ThyssenKrupp AG (Germany)	262,211
13,600	United States Steel Corp.	1,440,784

		9,115,275

Multiline Retail 0.3%
29,500	J.C. Penney Co., Inc.	1,869,416
7,466	Marks & Spencer Group (United Kingdom)	94,020
274	Next PLC (United Kingdom)	11,010
133	PPR (France)	25,022

		1,999,468

Multi-Utilities 0.3%
6,582	AGL Energy Ltd. (Australia)	92,689
31,324	Centrica PLC (United Kingdom)	243,858
27,700	Consolidated Edison, Inc.	1,282,510
14,499	National Grid PLC (United Kingdom)	232,573

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

24,300	NiSource, Inc.(g)	$465,102
73	RWE AG (Germany)	9,164
158	Suez SA (France)	9,305

		2,335,201

Office Electronics 0.3%
10,000	Ricoh Co. Ltd. (Japan)	211,553
95,100	Xerox Corp.(a)	1,649,034

		1,860,587

Oil, Gas & Consumable Fuels 5.0%
38,160	BP PLC (United Kingdom)	443,076
74,200	Chesapeake Energy Corp.	2,616,292
77,192	Chevron Corp.	7,223,627
28,900	Cimarex Energy Co.	1,076,525
29,200	ConocoPhillips	2,562,884
2,000	Devon Energy Corp.	166,400
7,010	ENI SpA (Italy)	259,793
144,654	Exxon Mobil Corp.	13,389,175
20,800	Hess Corp.	1,383,824
48,556	Marathon Oil Corp.	2,768,663
11,000	Murphy Oil Corp.	768,790
871	Neste Oil Oyj (Finland)	31,882
10,000	Nippon Mining Holdings, Inc. (Japan)	100,466
24,000	Nippon Oil Corp. (Japan)	222,940
6,600	Occidental Petroleum Corp.	422,928
2,013	Repsol YPF SA (Spain)	71,904
11,120	Royal Dutch Shell PLC (Netherlands)	458,897
9,188	Royal Dutch Shell PLC, Class B (Netherlands)	378,228
21,000	Singapore Petroleum Co. Ltd. (Singapore)	96,129
11,400	Sunoco, Inc.	806,892
6,664	Total SA (France)	541,832

		35,791,147

Paper & Forest Products 0.1%
14,100	International Paper Co.(g)	505,767
424	Mondi Ltd. (South Africa)	4,210
2,981	Mondi PLC (United Kingdom)	28,361
8,900	Svenska Cellulosa AB, Class B (Sweden)	166,078

		704,416

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	27

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Personal Products 0.2%
19,900	Herbalife Ltd. (Cayman Islands)	$904,654
5,897	NBTY, Inc.(a)	239,418
2,800	Oriflame Cosmetics SA (Luxembourg)	169,892

		1,313,964

Pharmaceuticals 3.2%
12,900	Abbott Laboratories	691,698
500	Astellas Pharma, Inc. (Japan)	23,985
6,699	AstraZeneca PLC (United Kingdom)	335,663
38,500	Eli Lilly & Co.(g)	2,191,805
15,440	GlaxoSmithKline PLC (United Kingdom)	409,724
4,000	H Lundbeck A/S (Denmark)	108,648
81,300	Johnson & Johnson	5,341,410
52,200	King Pharmaceuticals, Inc.(a)	611,784
4,000	Kyowa Hakko Kogyo Co. Ltd. (Japan)	41,196
60,793	Merck & Co., Inc.	3,142,390
2,312	Novartis AG (Switzerland)	127,589
291,668	Pfizer, Inc.	7,125,449
1,591	Roche Holding AG (Switzerland)	288,478
3,116	Sanofi-Aventis (France)	263,840
700	Takeda Pharmaceutical Co. Ltd. (Japan)	49,240
45,500	Wyeth	2,027,025

		22,779,924

Real Estate Investment Trusts 0.8%
63,400	American Financial Realty Trust	510,370
35,500	Anthracite Capital, Inc.(g)	323,050
5,700	Arbor Realty Trust, Inc.	107,673
40,400	Ashford Hospitality Trust, Inc.(g)	406,020
35,900	Brandywine Realty Trust	908,629
1,695	British Land Co. PLC (United Kingdom)	40,644
9,100	Capital Lease Funding, Inc.	93,275
4,800	Cedar Shopping Centers, Inc.	65,376
10,600	Crystal River Capital, Inc.	178,186
4,800	First Industrial Realty Trust, Inc.(g)	186,576
4,300	General Growth Properties, Inc.(g)	230,566
1,700	Gramercy Capital Corp.	42,789
333	Hammerson PLC (United Kingdom)	7,985
10,800	Hospitality Properties Trust	439,020
34,611	ING Industrial Fund	86,915
5,300	Inland Real Estate Corp.(g)	82,097
27,900	JER Investors Trust, Inc.(g)	347,355

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

13,600	MFA Mortgage Investments, Inc.	$109,480
7,754	Mirvac Group (Australia)	37,499
21,000	Newcastle Investment Corp.(g)	370,020
94,100	NorthStar Realty Finance Corp.(g)	934,413
7,800	Resource Capital Corp.	87,828
2,400	Strategic Hotels & Resorts, Inc.	49,416
2,600	Sunstone Hotel Investors, Inc.	66,664
4,805	Westfield Group (Australia)	92,523

		5,804,369

Real Estate Management & Development 0.2%
9,000	Cheung Kong Holdings Ltd. (Hong Kong)	148,421
7,200	Jones Lang LaSalle, Inc.	739,872
7,000	Swire Pacific Ltd. (Hong Kong)	84,868
6,000	UOL Group Ltd. (Singapore)	21,003
20,000	Wharf Holdings Ltd. (Hong Kong)	98,278

		1,092,442

Road & Rail 0.1%
21,100	Saia, Inc.(a)	348,783
4,000	Seino Holdings Corp. (Japan)	36,948

		385,731

Semiconductors & Semiconductor Equipment 1.8%
19,552	Amkor Technology, Inc.(a)	225,239
2,466	ASML Holding NV (Netherlands)(a)	81,756
57,200	Exar Corp.(a)(g)	747,032
47,600	Intel Corp.	1,230,936
14,000	Intersil Corp.	468,020
45,700	KLA-Tencor Corp.	2,549,145
46,995	Lam Research Corp.(a)(g)	2,502,954
10,500	Netlogic Microsystems, Inc.(a)(g)	379,155
7,100	Silicon Image, Inc.(a)	36,565
46,200	Texas Instruments, Inc.	1,690,458
2,700	Tokyo Electron Ltd. (Japan)	171,123
30,884	Varian Semiconductor Equipment Associates, Inc.(a)	1,652,912
16,100	Xilinx, Inc.	420,854
46,700	Zoran Corp.(a)	943,340

		13,099,489

Software 2.2%
15,250	BMC Software, Inc.(a)	476,258
238	Business Objects SA (France)(a)	10,622

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	29

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

44,100	Cadence Design System, Inc.(a)	$978,579
77,000	Intuit, Inc.(a)	2,333,100
268,213	Microsoft Corp.	7,901,555
6,000	MicroStrategy, Inc., Class A(a)(g)	476,040
400	Nintendo Co. Ltd. (Japan)	208,244
10,700	SPSS, Inc.(a)	440,198
132,700	Symantec Corp.(a)	2,571,726

		15,396,322

Specialty Retail 0.9%
28,000	AnnTaylor Stores Corp.(a)(g)	886,760
34,600	Asbury Automotive Group, Inc.	685,426
900	Autobacs Seven Co. Ltd. (Japan)	23,388
2,917	AutoZone, Inc.(a)	338,780
3,800	Esprit Holdings Ltd. (Hong Kong)	60,369
50,605	Gymboree Corp.(a)	1,783,321
725	Hennes & Mauritz AB (H&M), Class B (Sweden)	45,959
25,100	Home Depot, Inc.	814,244
20,700	J Crew Group, Inc.(a)	859,050
16,100	Midas, Inc.(a)(g)	303,807
23,600	Rent-A-Center, Inc.(a)(g)	427,868

		6,228,972

Textiles, Apparel & Luxury Goods 0.5%
9,500	Hanesbrands, Inc.(a)	266,570
12,100	Kellwood Co.	206,305
5,000	Nisshinbo Industries, Inc. (Japan)	69,516
30,600	Steven Madden Ltd.(a)(g)	579,870
795	Swatch Group AG (Switzerland)	50,906
200	Unifirst Corp.	7,492
18,400	VF Corp.	1,485,800
23,900	Warnaco Group, Inc. (The)(a)	933,773
3,900	Wolverine World Wide, Inc.	106,860

		3,707,092

Thrifts & Mortgage Finance 0.4%
25,400	Franklin Bank Corp.(a)(g)	233,680
100,700	Hudson City Bancorp, Inc.	1,548,766
1,512	Hypo Real Estate Holding AG (Germany)	86,241
3,200	Triad Guaranty, Inc.(a)(g)	60,704
20,417	Washington Mutual, Inc.(g)	720,924

		2,650,315

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Tobacco 0.8%
36,400	Altria Group, Inc.	$2,530,892
2,964	British American Tobacco (United Kingdom)	106,247
5,566	Imperial Tobacco Group (United Kingdom)	255,205
40,800	Reynolds American, Inc.(g)	2,594,472

		5,486,816

Trading Companies & Distributors 0.6%
15,600	Applied Industrial Technologies, Inc.	480,948
15,000	Itochu Corp. (Japan)	182,170
11,000	Marubeni Corp. (Japan)	100,936
4,200	Mitsubishi Corp. (Japan)	133,095
6,000	Mitsui & Co. Ltd. (Japan)	145,736
32,600	MSC Industrial Direct Co.(g)	1,649,235
7,000	Sumitomo Corp. (Japan)	135,289
15,000	W.W. Grainger, Inc.	1,367,850

		4,195,259

Transportation Infrastructure
12,000	Hopewell Holdings (Hong Kong)	57,269
5,000	Kamigumi Co. Ltd. (Japan)	42,006

		99,275

Wireless Telecommunication Services 0.5%
25	KDDI Corp. (Japan)	185,435
158,400	Sprint Nextel Corp.	3,009,600
3,300	USA Mobility, Inc.(a)	55,671
171,345	Vodafone Group PLC (United Kingdom)	618,758

		3,869,464

	Total common stocks (cost $373,280,555)	451,978,828

PREFERRED STOCK

Automobiles
88	Porsche AG (Germany) (cost $105,207)	187,972

RIGHTS

Units

Diversified Financial Services
6,653	Fortis Group (Belgium) (cost $0)	35,291

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	31

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 8.1%

Aerospace/Defense 0.2%
Baa2	$370	BAE Systems Holdings, Inc., Notes, 144A, 4.75%, 8/15/10	$365,770
A2	190	Boeing Capital Corp., Sr. Notes, 6.10%, 3/01/11(g)	196,124
Baa2	202	Goodrich Corp., Notes, 6.80%, 7/01/36	217,287
Baa1	500	Northrop Grumman Corp., Gtd. Notes, 7.125%, 2/15/11	530,883
Baa1	29	Raytheon Co., Notes, 4.50%, 11/15/07	28,955
Baa1	140	Raytheon Co., Sr. Notes, 5.50%, 11/15/12	141,565

			1,480,584

Airlines 0.1%
Ba1	560	American Airlines, Inc., Pass-Thru Certs., Ser. 01-1 6.817%, 5/23/11	546,000
Baa2	45	Continental Airlines, Inc., Pass-Thru Certs., Ser. 01-1, 6.703%, 6/15/21	44,790
Baa1	200	Southwest Airlines Co., Notes, 6.50%, 3/01/12	206,779

			797,569

Automotive
Baa1	55	Johnson Controls, Inc., Sr. Notes, 5.50%, 1/15/16	54,170

Banking 0.7%
A2	430	Banco Bradesco (Cayman Islands), Notes, 8.75%, 10/24/13	485,900
Aa2	355	Bank of America Corp., Sub. Notes, 5.75%, 8/15/16	354,286
		Bank of America NA, Sub. Notes
Aa1	375	5.30%, 3/15/17	363,753
Aa1	60	6.00%, 10/15/36	58,867
Aa3	400	Bank One Corp., Sub. Notes, 7.875%, 8/01/10	427,970

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Citigroup Inc., Sub. Notes,
Aa2	$400	5.625%, 8/27/12	$404,687
Aa2	82	5.00%, 9/15/14	79,041
Aa2	165	6.125%, 8/25/36	163,333
Aaa	290	Depfa ACS Bank (Ireland), 144A 5.125%, 3/16/37	271,099
Baa2	380	ICICI Bank Ltd. (Singapore), Notes, 144A, 5.75%, 11/16/10	380,938
Baa2	495	ICICI Bank Ltd. (India), Bonds, 144A 5.90%, 1/12/10(h)	490,724
Aa2	190	J.P. Morgan Chase & Co., Notes, 4.60%, 1/17/11	185,682
A2	150	MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes, 6.346%, 7/25/49(h)	142,585
Aa2	140	Santander Central Hispano Issuances (Cayman Islands), Gtd. Notes, 7.625%, 9/14/10	149,885
Aa2	450	Wachovia Bank NA., Sub. Notes, 7.80%, 8/18/10	482,100
Aa1	140	Wells Fargo & Co., Sr. Unsec. Notes, 4.625%, 8/09/10	138,533
Aa1	295	Wells Fargo Bank NA, Sub. Notes, 4.75%, 2/09/15	280,148

			4,859,531

Brokerage 0.5%
A1	90	Bear Stearns Cos., Inc. (The), Sr. Unsec. Notes, 6.40%, 10/02/17	89,600
A1	100	Bear Stearns Cos., Inc. (The), Unsec. Notes, 5.30%, 10/30/15(g)	93,547
Aa3	5	Goldman Sachs Group, Inc., Notes, 5.125%, 1/15/15	4,801
Aa3	375	Goldman Sachs Group, Inc., Sr. Notes, 6.25%, 9/01/17(g)	383,209
		Goldman Sachs Group, Inc., Sub. Notes,
A1	170	5.625%, 1/15/17	164,942
A1	385	6.45%, 5/01/36	375,660
A1	82	6.75%, 10/01/37	82,526
A1	345	Lehman Brothers Holdings, Inc., Sr. Notes, 5.25%, 2/06/12	337,858

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	33

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$155	Lehman Brothers Holdings, Inc., Sub. Notes, 6.50%, 7/19/17	$157,083
Aa3	245	Merrill Lynch & Co, Inc., Sr. Unsec. Notes, 6.40%, 8/28/17	252,789
Aa3	60	Merrill Lynch & Co., Inc., Notes, 4.79%, 8/04/10	59,017
		Merrill Lynch & Co., Inc., Notes, MTN,
Aa3	340	4.25%, 2/08/10	334,011
Aa3	170	5.77%, 7/25/11(g)	172,166
Aa3	125	5.00%, 1/15/15	118,422
		Morgan Stanley, Notes,
Aa3	50	4.00%, 1/15/10	48,849
Aa3	150	4.25%, 5/15/10	146,675
Aa3	25	5.30%, 3/01/13	24,606
Aa3	325	5.45%, 1/09/17	313,395
		Morgan Stanley, Sr. Unsec. Notes, MTN,
Aa3	110	5.75%, 8/31/12	110,186
Aa3	460	5.75%, 10/18/16	453,776
A1	140	Morgan Stanley, Sub. Notes, 4.75%, 4/01/14	131,505

			3,854,623

Building Materials & Construction 0.2%
Baa3	160	American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	169,313
Baa2	75	Centex Corp., Sr. Unsec. Notes, 6.50%, 5/01/16	68,410
Baa3	170	Hanson PLC (United Kingdom), Sr. Unsub. Notes, 7.875%, 9/27/10	181,026
BB-(d)	640	K Hovnanian Enterprises, Inc., Gtd. Notes, 10.50%, 10/01/07(g)	640,000
Baa2	200	Lafarge SA (France), Notes, 6.15%, 7/15/11	203,908
Baa3	5	Pulte Homes, Inc., Sr. Notes, 5.25%, 1/15/14	4,161
Baa3	45	Ryland Group, Inc., (The) Sr. Notes, 5.375%, 6/01/08	44,423

			1,311,241

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Cable 0.2%
Baa2	$55	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	$69,943
Baa2	25	Comcast Corp., Bonds, 5.65%, 6/15/35	22,319
Baa2	60	Comcast Corp., Gtd. Notes, 6.45%, 3/15/37	59,234
Baa2	85	Comcast Corp., Sr. Unsec. Notes, 6.50%, 11/15/35	83,933
		Cox Communications, Inc., Notes,
Baa3	270	7.875%, 8/15/09	282,360
Baa3	185	6.75%, 3/15/11	193,110
B2	385	CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	385,481
Baa2	590	Time Warner Cable, Inc., Sr. Unsec. Notes, 144A, 5.40%, 7/02/12	582,744

			1,679,124

Capital Goods 0.3%
A2	50	Caterpillar Financial Services Corp., Notes, MTN, 5.50%, 3/15/16	49,231
A2	400	Caterpillar, Inc., Debs., 7.25%, 9/15/09	417,334
A1	390	DP World Ltd., Bonds, 144A, 6.85%, 7/02/37	387,249
Baa2	400	Erac USA Finance Co., Gtd. Notes, 144A, 7.35%, 6/15/08	404,362
Baa2	75	FedEx Corp., Gtd. Notes, 7.25%, 2/15/11	80,326
A2	215	Honeywell International, Inc., Bonds, 6.125%, 11/01/11	222,452
A2	35	Honeywell International, Inc., Sr. Notes, 5.70%, 3/15/37	33,370
A2	140	John Deere Capital Corp., Sr. Notes, 4.50%, 8/25/08	139,036

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	35

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$165	United Technologies Corp., Notes, 6.35%, 3/01/11	$172,739
A2	90	United Technologies Corp., Sr. Notes, 6.05%, 6/01/36	90,358

			1,996,457

Chemicals 0.1%
A3	60	Dow Chemical Co. (The), Debs., 5.97%, 1/15/09	60,642
A3	135	Dow Chemical Co. (The), Notes, 6.125%, 2/01/11	138,871
B1	275	Equistar Chemicals LP, Gtd. Notes, 10.125%, 9/01/08	283,938
Baa2	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	75,138
Baa3	170	Lubrizol Corp. (The), Sr. Notes, 4.625%, 10/01/09	168,611
Ba2	100	Union Carbide Corp., Debs., 7.50%, 6/01/25	105,239

			832,439

Consumer 0.1%
Aa3	240	Procter & Gamble Co., Sr. Notes, 5.55%, 3/05/37	229,289
Baa2	195	Whirlpool Corp., Notes, 6.125%, 6/15/11	199,351

			428,640

Electric 0.9%
Ba3	400	AES Corp. (The), Sec. Notes, 144A, 9.00%, 5/15/15	419,999
Baa2	125	Appalachian Power Co., Sr. Notes, 4.40%, 6/01/10	121,968
Baa2	320	Arizona Public Services Co., Sr. Unsec. Notes, 6.375%, 10/15/11	329,450
Baa2	35	Arizona Public Services Co., Unsec. Notes, 6.25%, 8/01/16	35,282
Baa2	115	Baltimore Gas & Electric Co., Sr. Unsec. Notes, 6.35%, 10/01/36	113,678

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$105	Carolina Power & Light Co., First Mtge. Bonds, 5.25%, 12/15/15	$102,070
		CenterPoint Energy Houston Electric LLC, Gen. Refi. Mtge.,
Baa2	160	5.70%, 3/15/13	160,298
Baa2	120	6.95%, 3/15/33	130,337
A1	145	Consolidated Edison Co. of New York, Sr. Unsec. Notes, 5.375%, 12/15/15	141,665
Baa1	65	Consumers Energy Co., First Mtge. Bonds, Ser. B, 5.375%, 4/15/13	64,259
Baa2	250	Dominion Resources, Inc., Notes, 4.125%, 2/15/08	248,639
Baa2	70	Dominion Resources, Inc., Sr. Notes, 4.75%, 12/15/10	69,000
Baa2	190	Dominion Resources, Inc., Sr. Notes, Ser. D, 5.125%, 12/15/09	189,459
A3	225	Duke Energy Carolinas LLC, Sr. Unsub. Notes, 6.10%, 6/01/37	220,804
Baa2	135	El Paso Electric Co., Sr. Unsec. Notes, 6.00%, 5/15/35	126,575
Baa3	220	Empresa Nacional de Electricidad SA (Chile), Bonds, Ser. B, 8.50%, 4/01/09	229,826
Baa3	310	Empresa Nacional de Electricidad SA (Chile), Notes, 8.625%, 8/01/15	354,390
Baa2	30	Energy East Corp., Notes, 6.75%, 9/15/33	30,599
Baa1	30	Exelon Corp., Notes, 4.90%, 6/15/15	27,935
Baa3	196	FirstEnergy Corp., Notes, Ser. C, 7.375%, 11/15/31	214,489
Aa3	60	Florida Power & Light Co., First Mtge. Bonds, 5.95%, 10/01/33	58,926
A2	170	Georgia Power Co., Unsub. Notes, Ser. B, 5.70%, 6/01/17	169,998
Baa2	90	Indiana Michigan Power Co., Sr. Notes, Ser. INDF, 5.05%, 11/15/14	85,455
Baa1	160	Midamerican Energy Holdings Co., Sr. Unsec. Notes, 5.95%, 5/15/37	151,125
A2	35	National Rural Utilities Cooperative Finance Corp., Notes, 7.25%, 3/01/12	37,344

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	37

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa3	$250	Nevada Power Co., Mtge. Backed Notes, 6.50%, 5/15/18	$251,328
		NiSource Finance Corp., Gtd. Notes,
Baa3	55	5.25%, 9/15/17	51,047
Baa3	70	5.45%, 9/15/20	64,511
A1	110	NSTAR Electric Co., Debs., 4.875%, 4/15/14	104,650
		Ohio Edison Co., Sr. Unsec. Notes,
Baa2	165	6.40%, 7/15/16	169,108
Baa2	25	6.875%, 7/15/36	26,251
Baa2	120	Oncor Electric Delivery Co., Debs., 7.00%, 9/01/22	122,352
Baa1	395	Pacific Gas & Electric Co., First Mtge. Bonds, 6.05%, 3/01/34	387,926
A3	400	PPL Electric Utilities Corp., Sec. Notes, 6.25%, 8/15/09	407,990
Ba3	400	PSEG Energy Holdings LLC, Sr. Notes, 8.625%, 2/15/08	403,084
A3	125	Public Service Electric & Gas Co., Forst Mtge. Bonds, MTN, 5.80%, 5/01/37	116,846
A2	100	Southern California Edison Co., First Mtge. Bonds, 4.65%, 4/01/15	94,080
Baa1	165	Virginia Electric and Power Co., Sr. Unsec. Notes, Ser. A, 6.00%, 5/15/37	157,785
Baa1	120	Xcel Energy, Inc., Sr. Notes, 3.40%, 7/01/08	118,256
Baa1	36	5.613%, 4/01/17, 144A	35,056
Baa1	95	6.50%, 7/01/36	94,522

			6,438,362

Energy—Integrated 0.1%
A1	36	ConocoPhillips Holding Co., Sr. Notes, 6.95%, 4/15/29	39,594
Baa2	130	Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A 6.356%, 6/07/17	124,800
Baa1	60	Marathon Oil Corp., Notes, 6.125%, 3/15/12	61,532

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A1	$500	Phillips Petroleum Co., Notes, 8.75%, 5/25/10	$544,892
Baa2	295	TNK-BP Finance SA (Luxembourg), Gtd. Private Placement, Notes, 144A, 7.50%, 7/18/16	292,964

			1,063,782

Energy—Other 0.3%
Baa1	71	Devon Financing Corp., ULC, Gtd. Notes, 7.875%, 9/30/31	83,851
Baa2	80	EnCana Corp. (Canada), Sr. Unsec. Notes, 6.625%, 8/15/37	82,073
A2	30	Halliburton Co., Notes, 5.50%, 10/15/10	30,348
Baa2	25	Nexen, Inc. (Canada), Sr. Unsec. Notes, 6.40%, 5/15/37	24,294
Ba1	330	Pioneer Natural Resource Co., Bonds, 6.875%, 5/01/18	309,857
Baa2	40	Talisman Energy, Inc., (Canada), Notes, 6.25%, 2/01/38	37,683
Baa3	230	Valero Energy Corp., Sr. Notes 6.125%, 6/15/17	231,511
Baa3	320	6.625%, 6/15/37	324,765
Baa1	230	Weatherford International, Inc., Gtd. Notes, 144A, 6.35%, 6/15/17	233,970
Baa1	265	Woodside Petroleum Ltd. (Australia), Gtd. Notes, 144A, 5.00%, 11/15/13	263,188
Baa2	255	XTO Energy, Inc., Sr. Unsec. Notes, 6.25%, 8/01/17	258,889

			1,880,429

Foods 0.4%
A2	25	Anheuser-Busch Cos., Inc., Debs., 6.45%, 9/01/37	25,983
A2	160	Anheuser-Busch Cos., Inc., Sr. Notes, 6.00%, 4/15/11	165,410
Baa2	215	Bunge Ltd., Notes, 5.35%, 4/15/14	206,299
Baa2	250	Cadbury Schweppes U.S. Finance LLC, Notes, 144A, 3.875%, 10/01/08	246,495

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	39

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$375	Cargill, Inc., Notes, 144A, 3.625%, 3/04/09	$367,974
Baa2	81	ConAgra Foods, Inc., Notes, 7.875%, 9/15/10	87,211
Baa2	30	Conagra Foods, Inc., Sr. Notes, 7.125%, 10/01/26	31,825
Baa3	110	Delhaize Group (Belgium), Notes, 144A, 6.50%, 6/15/17	110,938
Baa2	260	HJ Heinz Co., Notes, 144A, 6.428%, 12/01/08	264,113
A3	375	Kellogg Co., Notes, Ser. B, 6.60%, 4/01/11	391,429
Baa2	185	Kraft Foods, Inc., Sr. Unsec. Notes, 5.625%, 11/01/11	186,160
Baa2	35	Kroger Co. (The), Gtd. Notes, 6.80%, 4/01/11	36,629
Baa2	55	Kroger Co. (The), Sr. Notes, 7.00%, 5/01/18	58,241
Baa1	200	Miller Brewing Co., 144A, 4.25%, 8/15/08	198,022
Baa1	295	PepsiAmericas, Inc., Notes, 6.375%, 5/01/09	302,695
Baa2	35	Tricon Global Restaurants, Inc., Sr. Notes, 8.875%, 4/15/11	39,049
Ba1	150	Tyson Foods, Inc., Sr. Unsec. Notes, 6.85%, 4/01/16	154,578

			2,873,051

Gaming
Baa3	150	Harrah’s Operating Co., Inc., Gtd. Notes, 5.50%, 7/01/10	144,000
B1	1	Mandalay Resort Group, Sr. Sub. Notes, 9.375%, 2/15/10	1,048

			145,048

Health Care & Pharmaceutical 0.5%
A1	270	Abbott Laboratories, Notes, 5.875%, 5/15/16	272,431
Ba1	200	AmerisourceBergen Corp., Gtd. Notes, 5.625%, 9/15/12	198,362
A1	110	AstraZeneca PLC (United Kingdom), Sr. Unsub. Notes, 6.45%, 9/15/37	114,055

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$170	Baxter International, Inc., Sr. Unsec. Notes, 5.196%, 2/16/08	$169,901
Baa1	60	5.90%, 9/01/16	60,492
		Bristol-Myers Squibb Co., Unsub. Notes,
A2	55	5.875%, 11/15/36	52,458
B3	400	Community Health Systems, Inc., Sr. Notes, 144A, 8.875%, 7/15/15(g)	410,999
A1	60	Genentech, Inc., Sr. Notes, 4.75%, 7/15/15	56,571
B2	400	HCA, Inc., Sec. Notes, 144A, PIK, 9.625%, 11/15/16	426,999
Baa3	250	Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 5.625%, 12/15/15	241,932
Aa3	30	Merck & Co., Inc., Bonds 5.75%, 11/15/36	28,319
Aa3	30	Merck & Co., Inc., Debs., 5.95%, 12/01/28	29,677
Baa1	155	Schering-Plough Corp., Sr. Notes, 5.55%, 12/01/13	153,959
Baa1	250	Schering-Plough Corp., Sr. Unsec. Notes, 6.00%, 9/15/17	251,124
Baa1	70	6.55%, 9/15/37	71,408
Baa2	30	Teva Pharmaceutical Finance LLC, Bonds, 6.15%, 2/01/36	28,504
A3	415	Wyeth, Notes, 5.95%, 4/01/37	400,484
A3	225	Wyeth, Unsub. Notes, 5.50%, 3/15/13	224,542
A3	35	5.50%, 2/01/14	34,804
A3	10	6.45%, 2/01/24	10,233

			3,237,254

Health Care Insurance 0.2%
A3	80	Aetna, Inc., Sr. Unsub. Notes, 5.75%, 6/15/11	81,263
A3	110	6.625%, 6/15/36	111,887
Baa2	140	Cigna Corp., Sr. Unsec. Notes, 6.15%, 11/15/36	132,377
Ba1	540	Coventry Health Care, Inc., Sr. Notes, 6.125%, 1/15/15	535,638
A3	60	UnitedHealth Group, Inc., Bonds, 144A, 6.00%, 6/15/17	59,951
A3	100	6.50%, 6/15/37	100,779

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	41

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$290	UnitedHealth Group, Inc., Sr. Unsec. Notes, 5.25%, 3/15/11	$291,347
Baa1	170	WellPoint, Inc., Notes, 5.00%, 12/15/14	161,833
Baa1	105	5.95%, 12/15/34	96,787

			1,571,862

Insurance 0.2%
A1	200	Allstate Corp. (The), Sr. Notes, 7.20%, 12/01/09	209,226
Aa3	110	American International Group, Inc., Jr. Sub. Notes, 6.25%, 3/15/37	103,560
Aa2	260	American International Group, Inc., Notes, 4.25%, 5/15/13	244,536
A3	35	AXA SA (France), Sub. Notes, 8.60%, 12/15/30	41,655
Aaa	95	Berkshire Hathaway Finance Corp., Gtd. Notes, 4.75%, 5/15/12	93,181
Baa2	180	Liberty Mutual Group, Inc., Bonds, 144A, 7.00%, 3/15/34	174,933
Baa2	50	Marsh & McLennan Cos., Inc., Sr. Unsec. Notes 5.15%, 9/15/10	49,825
A2	70	MetLife, Inc., Sr. Notes, 6.125%, 12/01/11	72,525
A2	15	6.375%, 6/15/34	15,198
A2	205	5.70%, 6/15/35	189,425
A3	140	St. Paul Travelers Cos., Inc., (The), Sr. Unsec. Notes, 6.75%, 6/20/36	142,175
Baa2	110	W.R. Berkley Corp., Sr. Notes, 5.60%, 5/15/15	107,782
Baa2	90	6.15%, 8/15/19	89,317
A3	15	XL Capital Ltd. (Cayman Islands), Sr. Notes, 5.25%, 9/15/14	14,362

			1,547,700

Lodging 0.1%
A3	440	Carnival Corp. (Panama), Gtd. Notes, 3.75%, 11/15/07	438,908
Baa3	85	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 6.25%, 2/15/13	85,310

			524,218

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Media & Entertainment 0.1%
Baa3	$115	AMFM, Inc., Gtd. Notes, 8.00%, 11/01/08	$116,866
Baa2	125	News America, Inc., Gtd. Notes, 7.625%, 11/30/28	136,436
Baa2	100	Time Warner, Inc., Debs., 9.15%, 2/01/23	121,946
Baa2	225	Time Warner, Inc., Gtd. Notes, 6.75%, 4/15/11	233,862
Baa2	160	7.25%, 10/15/17	170,206
Baa2	36	7.625%, 4/15/31	39,157
Baa3	205	Viacom, Inc., Sr. Notes, 6.875%, 4/30/36	204,146

			1,022,619

Metals 0.1%
Baa1	70	Alcan, Inc. (Canada), Notes, 4.50%, 5/15/13	66,648
Baa1	115	5.00%, 6/01/15	109,902
Baa1	75	Alcan, Inc. (Canada), Sr. Unsec. Notes, 5.75%, 6/01/35	68,799
A2	30	Alcoa, Inc., Sr. Notes, 5.90%, 2/01/27	28,126
Ba1	250	Peabody Energy Corp., Notes, 7.375%, 11/01/16(g)	263,750
Baa2	95	Southern Copper Corp., Sr. Notes, 7.50%, 7/27/35	103,143
		United States Steel Corp., Sr. Unsub. Notes,
Baa3	250	5.65%, 6/01/13	245,195
Baa2	70	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.50%, 11/16/11	69,572

			955,135

Non-Captive Finance 0.4%
A3	5	Capital One Bank, Sub. Notes, 6.50%, 6/13/13	5,068
A3	125	Capital One Financial Corp., Sr. Notes, MTN, 5.70%, 9/15/11	125,208
A2	135	CIT Group Funding Co. of Canada (Canada), Gtd. Notes, 5.20%, 6/01/15	122,577

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	43

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$195	CIT Group, Inc., Sr. Notes, 5.50%, 11/30/07	$194,544
A2	80	4.25%, 2/01/10	75,991
Baa3	280	Countrywide Financial Corp., Gtd. Notes, MTN, 5.80%, 6/07/12	262,440
Aaa	110	General Electric Capital Corp., Notes, 4.875%, 10/21/10	109,896
Aaa	340	5.50%, 4/28/11	343,180
Aaa	90	General Electric Capital Corp., Notes, MTN, 6.125%, 2/22/11	92,750
Aaa	440	5.55%, 5/04/20	438,323
Aaa	75	General Electric Capital Corp., Sr. Unsec. Notes, MTN, 5.625%, 9/15/17	74,979
Ba1	160	GMAC LLC, Unsub. Notes, 6.808%, 5/15/09(h)	154,089
Aa3	130	Household Finance Corp., Notes, 4.75%, 5/15/09	129,174
Aa3	100	HSBC Finance Corp., Sr. Notes, 5.70%, 6/01/11	100,827
A1	120	International Lease Finance Corp., Unsub. Notes, 3.50%, 4/01/09	117,524
Ba1	100	Residential Capital LLC, Gtd. Notes, 7.375%, 6/30/10	83,000
Ba1	105	7.00%, 2/22/11	85,575
Ba1	220	7.50%, 4/17/13	177,650

			2,692,795

Non-Corporate 0.2%
A3	300	Gaz Capital for Gazprom (Luxembourg), Sr. Unsec. Notes, 144A, 7.288%, 8/16/37	319,050
Baa1	110	Pemex Project Funding Master Trust 6.625%, 6/15/35	113,352
Baa1	280	Petrobras International Finance Co. (Cayman Islands), Bonds, 8.375%, 12/10/18	328,300
A3	460	RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg), Bonds, 144A, 6.299%, 5/15/17	433,044

			1,193,746

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Paper
Baa3	$140	Plum Creek Timberlands LP, Gtd. Notes, 5.875%, 11/15/15	$136,166

Pipelines & Other 0.3%
Baa3	330	Atmos Energy Corp., Notes, 4.00%, 10/15/09	323,939
Baa3	90	CenterPoint Energy Resources Corp., Sr. Unsec. Notes, 6.25%, 2/01/37	88,353
Baa3	275	CenterPoint Energy Resources Corp., Unsec. Notes, 6.50%, 2/01/08	275,105
Baa2	365	Duke Energy Field Services LLC, Notes, 7.875%, 8/16/10	389,300
Baa3	35	Enterprise Products Operating LP, Gtd. Notes, Ser. B, 6.875%, 3/01/33	35,783
Baa3	150	Enterprise Products Operating LP, Gtd. Notes, 4.00%, 10/15/07	149,893
Baa3	145	4.625%, 10/15/09	143,785
Baa3	190	Enterprise Products Operating LP, Sr. Notes, 4.95%, 6/01/10	189,228
Baa2	95	ONEOK Partners, L.P., Notes, 6.65%, 10/01/36	93,702
Baa2	250	ONEOK, Inc., Sr. Unsec. Notes, 5.51%, 2/16/08	249,858
Baa1	15	Sempra Energy, Sr. Unsec. Notes, 6.00%, 2/01/13	15,399
Baa1	45	Spectra Energy Capital LLC, Sr. Unsub. Notes, 6.25%, 2/15/13	45,994

			2,000,339

Railroads 0.2%
Baa1	135	Burlington Northern Santa Fe Corp., Debs., 6.70%, 8/01/28	140,083
Baa3	75	CSX Corp., Sr. Notes, 6.25%, 3/15/18	75,394
Baa3	170	CSX Corp., Sr. Unsub. Notes, 6.15%, 5/01/37(g)	162,429
Baa1	4	Norfolk Southern Corp., Sr. Notes, 7.80%, 5/15/27	4,546
Baa1	105	Norfolk Southern Corp., Sr. Unsec. Notes, 5.59%, 5/17/25	96,393

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	45

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$275	Union Pacific Corp., Notes, 6.625%, 2/01/08	$275,944
Baa2	275	3.625%, 6/01/10	265,757
Baa2	152	6.65%, 1/15/11	156,781

			1,177,327

Real Estate Investment Trust 0.1%
Baa3	265	Brandywine Operating Partnership, Notes, 5.75%, 4/01/12	263,031
Baa2	250	Mack-Cali Realty LP, Notes, 7.25%, 3/15/09	257,092
Baa3	135	Post Apartment Homes LP, Notes, 6.30%, 6/01/13	136,702
Baa3	90	Post Apartment Homes LP, Sr. Notes, 5.45%, 6/01/12	88,550
A3	280	Simon Property Group LP, Unsec. Notes, 5.75%, 5/01/12	279,652

			1,025,027

Retail 0.2%
Baa2	260	CVS Caremark Corp., Sr. Unsec. Notes, 5.75%, 8/15/11	263,376
Baa2	390	5.75%, 6/01/17	380,660
Baa2	175	Federated Retail Holdings, Inc., Gtd. Notes, 5.35%, 3/15/12	171,609
Baa2	20	5.90%, 12/01/16	19,139
Baa1	80	Home Depot, Inc., Sr. Unsec. Notes, 5.875%, 12/16/36	68,333
Baa2	30	May Department Stores Co. (The), Notes, 6.65%, 7/15/24	28,154
A1	140	Target Corp., Sr. Unsec. Notes, 7.50%, 8/15/10	149,020
Aa2	60	Wal-Mart Stores, Inc., Bonds, 5.25%, 9/01/35	52,619

			1,132,910

Structured Notes 0.2%
B3	1,500	CDX North America High Yield, Pass-Thru Certs., Ser. 9-T1, 144A, 8.75%, 12/29/12	1,506,000

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Technology 0.2%
Ba1	$25		Electronic Data System Corp., Notes, 7.45%, 10/15/29	$25,297
Baa1	165		Equifax, Inc., Notes, 4.95%, 11/01/07	164,867
B1	150		Freescale Semiconductor, Inc., Sr. Unsec. Notes, 8.875%, 12/15/14	144,750
A1	165		International Business Machines Corp., Sr. Unsec. Notes, 5.70%, 9/14/17	165,864
Baa2	125		Intuit, Inc., Sr. Unsec. Notes, 5.40%, 3/15/12	124,363
Ba1	390		Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	393,585
Baa1	190		Motorola, Inc., Notes, 4.608%, 11/16/07	189,615
Baa1	20		8.00%, 11/01/11	21,828

				1,230,169

Telecommunications 0.9%
A2	64		ALLTEL Ohio LP, Gtd. Notes, 144A, 8.00%, 8/15/10	62,422
A3	115		America Movil SA de CV (Mexico), Unsec. Notes, 6.375%, 3/01/35	112,903
A(d)	200	(i)	AT&T Corp., Notes, 6.00%, 3/15/09	203
A2	440		AT&T Corp., Sr. Notes, 8.00%, 11/15/31	535,350
A2	115		AT&T Corp., Sr. Unsec. Notes, 7.30%, 11/15/11	123,542
A2	220		AT&T, Inc., Notes, 4.125%, 9/15/09	216,420
A2	240		5.30%, 11/15/10	242,123
A2	245		BellSouth Corp., Notes, 4.20%, 9/15/09	241,262
Baa1	350		British Telecommunications PLC (United Kingdom), Bonds, 9.125%, 12/15/30	463,471
A3	100		Cingular Wireless LLC, Sr. Notes, 7.125%, 12/15/31	107,968
A2	120		Cingular Wireless Services, Inc., Notes, 8.125%, 5/01/12	133,063

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	47

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$60	Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes, 8.25%, 6/15/30	$73,450
Baa3	80	Embarq Corp., Notes, 7.082%, 6/01/16	82,935
Baa3	400	7.995%, 6/01/36	426,197
A3	75	France Telecom SA (France), Notes, 8.50%, 3/01/31	96,398
Baa2	105	Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsub. Notes, 8.00%, 10/01/10	112,941
A3	380	New Cingular Wireless Services, Inc., Sr. Notes, 8.75%, 3/01/31	481,098
Baa3	500	Nextel Communications, Inc., Sr. Notes, 5.95%, 3/15/14	477,355
Baa2	555	PCCW HKT Capital Ltd. (British Virgin Islands), Gtd. Notes, 144A, 8.00%, 11/15/11	602,957
Ba1	400	Qwest Corp., Notes, 8.875%, 3/15/12	436,500
Baa3	185	Sprint Capital Corp., Gtd. Notes, 6.90%, 5/01/19	185,732
Baa2	45	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.00%, 1/15/10	43,813
Baa2	90	5.25%, 11/15/13	87,345
Baa1	250	TELUS Corp. (Canada), Notes, 8.00%, 6/01/11	270,555
Baa3	95	U.S. Cellular Corp., Sr. Notes, 6.70%, 12/15/33	87,462
A3	130	Verizon Global Funding Corp., Bonds, 5.85%, 9/15/35	124,187
Baa1	200	Vodafone Group PLC (United Kingdom), Sr. Notes, 7.75%, 2/15/10	211,164
Baa1	100	Vodafone Group PLC (United Kingdom), Unsec. Notes, 6.15%, 2/27/37	95,959

			6,134,775

Tobacco 0.1%
Baa1	5	Altria Group, Inc., Debs., 7.75%, 1/15/27	6,143

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$120	Altria Group, Inc., Notes, 7.65%, 7/01/08	$122,506
Ba1	220	Reynolds American, Inc., Bonds, 6.75%, 6/15/17	225,010
Ba1	100	7.25%, 6/15/37	104,538

			458,197

		Total corporate bonds (cost $57,696,345)	57,241,289

ASSET BACKED SECURITIES 1.1%
Aaa	28	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A1, 5.191%, 4/25/36(h)	27,683
Aaa	67	Ser. 2006-2, Class A1, 5.171%, 9/25/36(h)	67,141
Baa1	230	American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A, 6.223%, 3/15/12(h)(k)	230,611
Baa1	78	Ser. 2004-C, Class C, 144A, 6.253%, 2/15/12(h)	77,492
AA+(d)	24	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 6.481%, 10/25/32(h)	19,715
Aa2	500	Series 2002-BC9, Class M1, 6.781%, 12/25/32(h)	477,006
Baa2	397	Bank One Issuance Trust, Ser. 2003-C1, Class C1, 4.54%, 9/15/10	395,911
Aaa	254	Capital One Prime Auto Receivables Trust, Ser. 2004-2, Class A4, 5.8125%, 4/15/10(h)	253,989
Aa2	168	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 6.781%, 3/25/33(h)	156,570
Aa2	360	Centex Home Equity, Ser. 2005-A, Class M2, 5.631%, 1/25/35(h)	336,269
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 5.896%, 2/20/15(h)	283,264

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	49

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$9	Countrywide Asset-Backed Certificates, Ser. 2006-6, Class 2A1, 5.201%, 9/25/36(h)	$8,890
Aaa	104	Ser. 2006-BC2, Class 2A1, 5.171%, 1/25/45(h)	103,936
Aaa	270	Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3, 5.12%, 7/25/35	266,838
Aaa	20	Ser. 2006-CB3, Class AV1, 5.191%, 3/25/36(h)	19,494
Aa2	260	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	254,185
Aa2	300	First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FFH1, Class M2, 5.651%, 6/25/36(h)	285,462
Aa1	115	HFC Home Equity Loan Asset Backed Certs., Ser. 2005-2, Class M2, 5.986%, 1/20/35(h)	107,930
Aaa	1	Indymac Residential Asset Backed Trust, Ser. 2006-B, Class 2A1, 5.191%, 6/25/36(h)	523
Aaa	11	Long Beach Mortgage Loan Trust, Ser. 2006-2, Class 2A1, 5.201%, 3/25/36(h)	10,791
Aaa	219	Ser. 2006-6, Class 2A1 5.171%, 7/25/36(h)	218,330
Aaa	2,400	MBNA Master Credit Card Trust, Ser. 1999-J, Class A, 7.00%, 2/15/12	2,499,499
A2	228	Morgan Stanley ABS Capital I, Ser. 2004-NC3, Class M2, 6.231%, 3/25/34(h)	214,005
Aa2	331	Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1, 6.031%, 7/25/32(h)	317,335
Aaa	232	Ser. 2002-NC4, Class M1, 6.406%, 9/25/32(h)	226,373
Aaa	17	Nomura Home Equity Loan, Inc., Ser. 2006-HE1, Class A1, 5.211%, 2/25/36(h)	17,255
Aaa	56	Ser. 2006-HE2, Class A1, 5.191%, 3/25/36(h)	55,527

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aa2	$53	Residential Asset Securities Corp., Ser. 2004-KS2, Class MI1, 4.71%, 3/25/34(h)	$49,290
Aa2	240	Saxon Asset Securities Trust, Ser. 2005-2, Class M2, 5.571%, 10/25/35(h)	234,623
Aa2	265	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1, 5.641%, 2/25/34(h)	255,121
Aaa	300	Ser. 2006-FR3, Class A3, 5.381%, 5/25/36(h)	292,026
A2	73	WFS Financial Owner Trust, Ser. 2004-4, Class D, 3.58%, 5/17/12	72,744

		Total asset backed securities (cost $8,107,526)	7,835,828

COMMERCIAL MORTGAGE BACKED SECURITIES 4.0%
AAA(d)	400	Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3, 4.873%, 3/11/41(h)	395,178
AAA(d)	2,043	Ser. 2004-1, Class XP, 0.80%, 11/10/39(h)	36,990
Aaa	200	Ser. 2004-2, Class A3, 4.05%, 11/10/38	195,271
Aaa	560	Ser. 2004-2, Class A4, 4.153%, 11/10/38	543,360
Aaa	1,400	Ser. 2005-6, Class A4, 5.353%, 9/10/47(h)	1,383,666
AAA(d)	1,000	Ser. 2006-2, Class A4, 5.93%, 5/10/45(h)	1,019,221
Aaa	750	Ser. 2007-1, Class A4, 5.451%, 1/15/49	740,395
Baa1	430	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.47%, 11/15/33(h)	431,423
AAA(d)	3,883	Ser. 2004-T16, Class X2, 0.749%, 2/13/46(h)	109,164
Aaa	350	Ser. 2005-T18, Class AAB, 4.823%, 2/13/42(h)	340,622

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	51

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$500	Ser. 2005-T20, Class AAB, 5.286%, 10/12/42(h)	$496,672
Aaa	176	Ser. 2006-BBA7, Class A1, 144A, 5.8625%, 3/15/19(h)	176,152
Aaa	740	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class ASB, 5.413%, 10/15/49	733,732
AAA(d)	4,595	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class X, 1.104%, 9/15/30(h)	90,590
AAA(d)	2,334	Commercial Mortgage Pass-Through Certs., Ser. 2004-LB2A, Class X2, 144A, 0.935%, 3/10/39(h)	52,713
Aaa	300	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4, 4.283%, 10/15/39	291,092
AAA(d)	800	Credit Suisse Mortgage Capital Certs., Series 2006-C1, Class A4, 5.609%, 2/15/39(h)	802,464
Aaa	435	Ser. 2006-C5, Class A3, 5.311%, 12/15/39	426,909
AAA(d)	587	DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B, 7.62%, 6/10/33	619,060
Aaa	4,405	GE Commercial Mortgage Corp., Ser. 2004-C2, Class X2, 144A, 0.577%, 3/10/40(h)	70,939
AAA(d)	500	GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A2, 4.471%, 5/10/43	493,752
AAA(d)	645	Ser. 2005-C1, Class A5, 4.697%, 5/10/43	613,518
Aaa	1,300	Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4, 4.111%, 7/05/35	1,228,020
AAA(d)	1,300	GS Mortgage Securities Corp. II, Series 2006-GG6, Class AAB, 5.587%, 4/10/38(h)	1,303,339
Aaa	455	J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB13, Class A4, 5.472%, 1/12/43(h)	451,718

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$1,000	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	$971,736
Aaa	520	Ser. 2005-LDP4, Class A4, 4.918%, 10/15/42(h)	501,379
Aaa	700	Ser. 2005-LDP5, Class A4, 5.345%, 12/15/44(h)	692,040
Aaa	700	Ser. 2006-CB16. Class ASB, 5.523%, 5/12/45	699,432
Aaa	900	Ser. 2006-CB17. Class A4, 5.429%, 12/12/43	891,488
Aaa	28,433	Series 2006-LDP6, Class X2, 0.077%, 4/15/43(h)	144,384
Aaa	500	Ser. 2006-LDP8, Class ASB, 5.37%, 5/15/45	495,064
Aaa	510	Ser. 2006-LDP9. Class A3, 5.336%, 5/15/47	500,419
Aaa	1,554	KeyCorp, Ser. 2000-C1, Class A2, 7.727%, 5/17/32(h)	1,631,410
AAA(d)	700	LB-UBS Commercial Mortgage Trust, Ser. 2003-C5, Class A2, 3.478%, 7/15/27	690,808
AAA(d)	800	Ser. 2004-C6, Class A5, 4.826%, 8/15/29(h)	784,748
Aaa	500	Ser. 2005-C3, Class A3, 4.647%, 7/15/30	490,651
Aaa	430	Ser. 2005-C3, Class A5, 4.739%, 7/15/30	410,346
Aaa	1,000	Ser. 2006-C3, Class A4, 5.661%, 3/15/39(h)	1,010,272
Aaa	38	Lehman Brothers Floating Rate Commercial Mortgage Trust, Ser. 2006-LLFA, Class A1, 144A, 5.832%, 9/15/21(h)	38,219
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-Key2, Class A3, 4.615%, 8/12/39	389,467
Aaa	430	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 6.105%, 6/12/46(h)	442,703
Aaa	750	Ser. 2007-5, Class A4, 5.378%, 8/12/48	736,821
Aaa	1,500	Ser. 2007-7, Class ASB, 5.745%, 6/12/50(h)	1,509,605

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	53

Portfolio of Investments

as of September 30, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$250	Morgan Stanley Capital I, Ser. 2004-HQ3, Class A2, 4.05%, 1/13/41	$245,464
Aaa	1,000	Ser. 2007-HQ11, Class AAB, 5.444%, 2/12/44	988,016
AAA(d)	260	Ser. 2007-T27, Class AAB, 5.803%, 6/11/42(h)	261,467
AAA(d)	1,100	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	1,078,886

		Total commercial mortgage backed securities (cost $29,105,218)	28,650,785

COLLATERALIZED MORTGAGE OBLIGATIONS 0.6%
Aaa	209	Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1, 4.458%, 2/25/35(h)	207,294
Aaa	197	Ser. 2005-B, Class 2A1, 4.387%, 3/25/35(h)	193,808
Aaa	303	Bank of America Alternative Loan Trust, Ser. 2006-5, Class 3A1, 6.00%, 6/25/46	306,150
Aaa	816	Series 2005-12, Class 3CB1, 6.00%, 1/25/36	810,794
Aaa	1,066	Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5 4.356%, 2/25/37(h)	1,054,642
Aaa	315	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.25%, 9/25/19	307,484
Aaa	46	Federal National Mortgage Association, Ser. 1993-55, Class K, 6.50%, 5/25/08	45,845
Aaa	593	JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 4.071%, 7/25/35(h)	584,465
AAA(d)	26	Master Alternative Loan Trust, Ser. 2003-8, Class 4A1, 7.00%, 12/25/33	26,789
Aaa	394	Ser. 2004-4, Class 4A1, 5.00%, 4/25/19	384,006

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$240	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34(h)	$241,812
AAA(d)	143	Washington Mutual Alternative Mortgage Pass-Through Certs., Ser. 2005-1, Class 3A, 5.00%, 3/25/20	141,484

		Total collateralized mortgage obligations (cost $4,347,534)	4,304,573

MORTGAGE BACKED SECURITIES 13.5%
		Federal Home Loan Mortgage Corp.,
	2,740	4.50%, 1/1/19 - 7/1/20	2,640,409
	2,875	5.00%, 7/1/18 - 5/1/34	2,806,512
	642	5.239%, 12/1/35(h)	638,847
	10,500	5.50%, TBA(c) 30 YR	10,280,151
	1,911	5.50%, 12/1/33 - 7/1/34	1,875,119
	682	6.00%, 1/1/34	683,809
	3,500	6.00%, TBA(c) 30 YR	3,503,283
	639	7.00%, 6/1/14 - 11/1/33	662,986
		Federal National Mortgage Association,
	351	4.00%, 5/1/19	330,644
	619	4.367%, 11/1/35(h)	611,917
	4,440	4.50%, 11/1/18 - 3/1/34	4,248,723
	5,000	5.00%, TBA(c) 15 YR	4,900,000
	2,543	5.00%, 10/1/18 - 2/1/36	2,446,356
	12,000	5.00%, TBA(c) 30 YR	11,441,256
	15,852	5.50%, 12/1/16 - 4/1/36	15,555,211
	1,000	5.50%, TBA 30 YR	979,375
	2,470	5.986%, 7/1/37(h)	2,505,177
	2,000	6.00%, TBA(c) 15 YR	2,026,250
	8,500	6.00%, TBA(c) 30 YR	8,510,625
	7,106	6.00%, 9/1/17 - 9/1/36	7,131,723
	4,000	6.50%, TBA(c) 30 YR	4,068,752
	2,045	6.50%, 5/1/13 - 10/1/36	2,089,222
	113	7.00%, 6/1/32	117,671
	14	7.50%, 12/1/07 - 9/1/30	14,943
	24	8.00%, 12/1/23	25,304
	16	8.50%, 2/1/28	17,513
		Government National Mortgage Association,
	4,878	5.50%, 7/15/33 - 5/20/37	4,810,363
	845	6.50%, 9/15/23 - 8/15/32	866,214

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	55

Portfolio of Investments

as of September 30, 2007 continued

Principal Amount (000)	Description	Value (Note 1)

$173	7.00%, 6/15/24 - 5/15/31	$181,283
22	7.50%, 4/15/29 - 5/15/31	23,418
168	8.00%, 8/15/22 - 6/15/25	178,558

	Total mortgage backed securities (cost $96,391,434)	96,171,614

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.8%
	Federal Home Loan Bank,
1,215	4.375%, 10/3/08	1,210,269
5,410	4.50%, 10/9/09 - 5/13/11	5,418,799
135	4.875%, 5/17/17(g)	133,725
	Federal Home Loan Mortgage Corp.,
560	4.75%, 1/18/11 - 1/19/16, MTN	555,391
1,759	5.00%, 9/16/08 - 12/14/18	1,739,869
	Federal National Mortgage Association,
590	4.875%, 5/18/12	596,709
2,400	5.00%, 2/16/12(g)	2,436,276
180	5.375%, 6/12/17	185,106
265	6.125%, 3/15/12	281,131

	Total U.S. government agency obligations (cost $12,489,317)	12,557,275

U.S. GOVERNMENT TREASURY SECURITIES 2.8%
	United States Treasury Bonds,
1,475	4.75%, 2/15/37(g)	1,454,604
125	6.625%, 2/15/27	151,904
1,705	7.125%, 2/15/23	2,116,065
2,200	7.875%, 2/15/21	2,854,156
2,530	8.125%, 8/15/19 - 8/15/21	3,324,575
1,835	8.875%, 8/15/17	2,445,137
39	9.00%, 11/15/18	53,363
	United States Treasury Notes,
293	2.00%, 4/15/12	290,435
1,136	2.375%, 1/15/17	1,144,379
1,235	3.50%, 2/15/10	1,220,914
235	3.875%, 5/15/09	234,688
30	4.00%, 4/15/10	30,002
85	4.125%, 8/31/12	84,655
1,664	4.50%, 3/31/09 - 4/30/09(g)	1,677,922
1,435	4.75%, 8/15/17	1,454,284
155	4.875%, 4/30/08	155,630

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		United States Treasury Strips,
	$1,740	Zero Coupon, 2/15/19 - 5/15/20	$955,756

		Total U.S. government treasury securities (cost $19,348,484)	19,648,469

FOREIGN GOVERNMENT OBLIGATIONS 0.3%
A+(d)	160	Italy Government International Bond (Italy), Notes, 5.375%, 6/15/33	155,792
Baa1	265	Mexico Government International Bond (Mexico), Notes, 7.50%, 1/14/12	289,645
Aa2	115	Province of Quebec (Canada), Notes, 4.60%, 5/26/15(g)	111,396
Aa2	390	Province of Quebec (Canada), Sr. Unsub. Notes, 5.75%, 2/15/09	396,834
Baa1	860	United Mexican States (Mexico), Notes, 5.875%, 1/15/14	885,371

		Total foreign government obligations (cost $1,801,933)	1,839,038

		Total long-term investments (cost $602,673,553)	680,450,962

SHORT-TERM INVESTMENTS 20.0%

U.S. GOVERNMENT SECURITY
	250	United States Treasury Bill Discount,(b)(j) 3.82%, 12/20/07 (cost $247,878)	247,957

	Shares

AFFILIATED MUTUAL FUNDS 20.0%
	4,282,618	Dryden Core Investment Fund—Short Term Bond Series (cost $42,739,356)(Note 3)(f)	41,841,175
	99,920,064	Dryden Core Investment Fund—Taxable Money Market Series (cost $99,920,064; includes $73,911,630 of cash collateral received for securities on loan)(Note3)(e)(f)	99,920,064

		Total affiliated mutual funds (cost $142,659,420)	141,761,239

		Total short-term investments (cost $142,907,298)	142,009,196

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	57

Portfolio of Investments

as of September 30, 2007 continued

	Description	Value (Note 1)
	Total Investments, Before Securities Sold Short 115.8% (cost $745,580,851; Note 5)	$822,460,158

Principal Amount (000)

SECURITY SOLD SHORT (0.1)%

MORTGAGE BACKED SECURITY
$1,000	Federal National Mortgage Association, 6.50%, TBA 30 YR (proceeds $1,016,758)	(1,018,125)

	Total Investments, Net of Securities Sold Short 115.7% (cost $744,564,093)	821,442,033
	Liabilities in excess of other assets(l) (15.7%)	(111,151,558)

	Net Assets 100.0%	$710,290,475

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

GO—General Obligation

MTN— Medium Term Notes

NA—National Association

PIK—Payment-in-kind

ULC—Unlimited Liability Corporation

(a)	Non-income producing security.
(b)	All or partial amount of security is segregated as initial margin for financial futures transactions.
(c)	Principal amount of $38,250,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(d)	Standard and Poor’s Rating.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Dryden Short-Term Bond Series.
(g)	Portion of securities on loan with an aggregate market value of $71,216,242; cash collateral of $73,911,630 was received with which the Portfolio purchased highly liquid short-term investments.
(h)	Variable rate instrument.
(i)	Amount is actual; not rounded to thousands.
(j)	Rate quoted represents yield-to-maturity as of purchase date.
(k)	Indicates a security that has been deemed illiquid.
(l)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, interest rate swaps and credit default swaps as follows:

See Notes to Financial Statements.

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Open futures contracts outstanding at September 30, 2007:

Number of Contracts	Type	Expiration Date	Value at September 30, 2007	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
34	5-Yr. U.S. T-Notes	Dec. 07	$3,639,063	$3,636,789	$2,274
41	10-Yr. U.S. T-Notes	Dec. 07	4,480,531	4,470,809	9,722
27	U.S. Long Bond	Dec. 07	3,006,281	3,006,421	(140)
27	S&P 500 Index	Dec. 07	10,382,175	10,252,238	129,937

					$141,793

	Short Positions:
9	2-Yr. U.S. T-Notes	Dec. 07	1,863,422	1,863,693	$271

					$142,064

Interest rate swap agreement outstanding at September 30, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.*	7/03/2012	$1,100	5.51%	3 month LIBOR	$30,763
Merrill Lynch Capital Services, Inc.*	8/14/2012	2,070	5.21%	3 month LIBOR	(31,730)
Morgan Stanley Capital Services, Inc.*	9/12/2012	800	4.7357%	3 month LIBOR	(5,521)
Morgan Stanley Capital Services, Inc.*	9/25/2012	900	4.94%	3 month LIBOR	3,095
Merrill Lynch Capital Services, Inc.**	8/08/2017	1,920	5.43%	3 month LIBOR	35,537

					$32,144

*Portfolio	pays the floating rate and receives the fixed rate.
**Portfolio	pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	59

Portfolio of Investments

as of September 30, 2007 continued

Credit default swap agreements outstanding at September 30, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank(a)	6/20/2012	$1,000	0.30%	PPG Industries, Inc., 7.05%, due 08/15/09	$(3,492)
Citibank, NA	09/20/2012	700	0.32%	Altria Group, Inc., 7.00%, due 11/04/13	(887)
Morgan Stanley Capital Services, Inc.(a)	09/20/2012	700	0.45%	Sara Lee Corp., 6.125%, 11/01/32	(7,228)
Barclays Bank PLC(a)	09/20/2012	700	0.595%	Fortune Brands, Inc., 6.25%, due 04/01/08	2,874
JPMorgan Chase Bank(a)	09/20/2012	470	1.52%	Residential Capital LLC, 6.50%, due 04/17/13	111,955
JPMorgan Chase Bank(a)	06/20/2014	240	0.65%	Bunge Ltd. Finance Corp., 5.35%, due 04/15/14	760
Credit Suisse International(a)	09/20/2017	750	0.99%	Gannett Co., Inc., 6.375%, due 04/01/12	(244)

					$103,738

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2007 were as follows:

Affiliated Mutual Funds (including 10.4% of collateral received for securities on loan)	20.0%
Mortgage Backed Securities	13.5
Oil, Gas & Consumable Fuels	5.0
Commercial Mortgage Backed Securities	4.0
Insurance	3.3
Pharmaceuticals	3.2
Diversified Financial Services	2.9
U.S. Government Treasury Securities	2.8
Computers & Peripherals	2.6
Commercial Banks	2.5
Capital Markets	2.4
Software	2.2
Aerospace & Defense	2.1
Media & Entertainment	2.1
Diversified Telecommunication Services	2.0

See Notes to Financial Statements.

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Semiconductors & Semiconductor Equipment	1.8
U.S. Government Agency Obligations	1.8
Health Care Providers & Services	1.7
Beverages	1.6
Industrial Conglomerates	1.6
Communications Equipment	1.5
Hotels, Restaurants & Leisure	1.5
Machinery	1.5
Metals & Mining	1.4
Energy Equipment & Services	1.4
Food & Staples Retailing	1.4
Health Care Equipment & Supplies	1.4
Chemicals	1.2
Asset Backed Securities	1.1
Commercial Services & Supplies	1.0
Household Products	1.0
Electric	0.9
Electrical Equipment	0.9
Real Estate Investment Trusts	0.9
Specialty Retail	0.9
Telecommunications	0.9
Tobacco	0.9
IT Services	0.8
Banking	0.7
Electric Utilities	0.7
Independent Power Producers & Energy Traders	0.7
Biotechnology	0.6
Collateralized Mortgage Obligations	0.6
Life Sciences, Tools & Services	0.6
Trading Companies & Distributors	0.6
Brokerage	0.5
Electronic Equipment & Instruments	0.5
Food Products	0.5
Health Care & Pharmaceutical	0.5
Internet Software & Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Wireless Telecommunication Services	0.5
Foods	0.4
Non-Captive Finance	0.4
Thrifts & Mortgage Finance	0.4
Capital Goods	0.3
Containers & Packaging	0.3
Energy—Other	0.3
Foreign Government Obligations	0.3
Internet & Catalog Retail	0.3
Multiline Retail	0.3
Multi-Utilities	0.3
Office Electronics	0.3
Pipelines & Other	0.3

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	61

Portfolio of Investments

as of September 30, 2007 continued

Airlines	0.2
Auto Components	0.2
Automobiles	0.2
Building Materials & Construction	0.2
Cable	0.2
Gas Utilities	0.2
Health Care Insurance	0.2
Household Durables	0.2
Non-Corporate	0.2
Personal Products	0.2
Railroads	0.2
Real Estate Management & Development	0.2
Retail	0.2
Structured Notes	0.2
Technology	0.2
Air Freight & Logistics	0.1
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Consumer	0.1
Consumer Finance	0.1
Energy—Integrated	0.1
Leisure Equipment & Products	0.1
Lodging	0.1
Marine	0.1
Paper & Forest Products	0.1
Road & Rail	0.1

115.8
Securities sold short	(0.1)
Liabilities in excess of other assets	(15.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2007	ANNUAL REPORT

Dryden Active Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Investments at value, including securities on loan of $71,216,242
Unaffiliated Investments (cost $602,921,431)	$680,698,919
Affiliated Investments (cost $142,659,420)	141,761,239
Foreign currency, at value (cost $25,374)	25,802
Receivable for investments sold	49,829,743
Dividends and interest receivable	2,454,586
Receivable for Series shares sold	411,361
Unrealized appreciation on swaps	184,984
Foreign tax reclaim receivable	34,235
Prepaid expenses	15,094

Total assets	875,415,963

Liabilities
Payable for investments purchased	86,431,892
Payable to broker for collateral for securities on loan	73,911,630
Payable for Series shares reacquired	1,463,147
Payable to custodian	1,344,326
Security sold short, at value (proceeds $1,016,758)	1,018,125
Management fee payable	375,340
Accrued expenses and other liabilities	218,215
Distribution fee payable	179,720
Transfer agent fee payable	84,391
Unrealized depreciation on swaps	49,102
Due to broker—variation margin	45,172
Deferred directors’ fees	4,428

Total liabilities	165,125,488

Net Assets	$710,290,475

Net assets were comprised of:
Common stock, at par	$48,531
Paid-in capital in excess of par	578,263,450

578,311,981
Undistributed net investment income	10,681,177
Accumulated net realized gain on investments and foreign currency transactions	44,137,013
Net unrealized appreciation on investments and foreign currencies	77,160,304

Net assets, September 30, 2007	$710,290,475

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($436,337,037 ÷ 29,836,730 shares of common stock issued and outstanding)	$14.62
Maximum sales charge (5.50% of offering price)	.85

Maximum offering price to public	$15.47

Class B
Net asset value, offering price and redemption price per share ($46,485,672 ÷ 3,190,136 shares of common stock issued and outstanding)	$14.57

Class C
Net asset value, offering price and redemption price per share ($25,379,018 ÷ 1,741,639 shares of common stock issued and outstanding)	$14.57

Class L
Net asset value, offering price and redemption price per share ($11,874,242 ÷ 811,967 shares of common stock issued and outstanding)	$14.62

Class M
Net asset value, offering price and redemption price per share ($25,278,629 ÷ 1,734,944 shares of common stock issued and outstanding)	$14.57

Class R
Net asset value, offering price and redemption price per share ($1,180,707 ÷ 80,737 shares of common stock issued and outstanding)	$14.62

Class X
Net asset value, offering price and redemption price per share ($7,156,510 ÷ 491,181 shares of common stock issued and outstanding)	$14.57

Class Z
Net asset value, offering price and redemption price per share ($156,598,660 ÷ 10,643,766 shares of common stock issued and outstanding)	$14.71

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	65

Statement of Operations

Year Ended September 30, 2007

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $1,995)	$8,538,386
Unaffiliated dividend income (net of foreign withholding taxes of $86,737)	8,361,984
Affiliated dividend income	4,294,435
Affiliated income from securities loaned, net	150,242

Total income	21,345,047

Expenses
Management fee	4,485,701
Distribution fee—Class A	1,075,421
Distribution fee—Class B	501,225
Distribution fee—Class C	199,539
Distribution fee—Class L	30,912
Distribution fee—Class M	154,814
Distribution fee—Class R	5,524
Distribution fee—Class X	39,842
Transfer agent's fees and expenses (including affiliated expense of $522,100)	870,000
Custodian's fees and expenses	192,000
Registration fees	90,000
Reports to shareholders	83,000
Audit fee	27,000
Directors' fees	25,000
Legal fees and expenses	20,000
Insurance	18,000
Miscellaneous	39,479

Total expenses	7,857,457

Net investment income	13,487,590

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	49,612,324
Foreign currency transactions	9,212
Financial futures transactions	(109,582)
Swap transactions	(37,831)
Options written transactions	(19,712)

49,454,411

Net change in unrealized appreciation (depreciation) on:
Investments	9,474,767
Foreign currencies	5,162
Financial futures contracts	(449)
Swaps	135,324
Short sales	(1,367)

9,613,437

Net gain on investments and foreign currencies	59,067,848

Net Increase In Net Assets Resulting From Operations	$72,555,438

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$13,487,590	$13,368,666
Net realized gain on investments and foreign currency transactions	49,454,411	34,507,999
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,613,437	2,336,351

Net increase in net assets resulting from operations	72,555,438	50,213,016

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(8,672,700)	(6,532,470)
Class B	(714,612)	(570,979)
Class C	(185,286)	(108,450)
Class R	(19,394)	(34)
Class Z	(3,750,124)	(3,092,429)

	(13,342,116)	(10,304,362)

Distributions from net realized gains
Class A	(22,380,205)	(20,133,621)
Class B	(2,894,977)	(3,512,317)
Class C	(750,616)	(651,364)
Class R	(56,985)	(125)
Class Z	(8,627,020)	(8,207,672)

	(34,709,803)	(32,505,099)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	53,584,520	42,587,895
Net asset value of shares issued in connection with merger (Note 7)	84,406,026	—
Net asset value of shares issued in reinvestment of dividends	45,972,274	40,940,668
Cost of shares reacquired	(145,214,237)	(128,908,871)

Net increase (decrease) in net assets from Series share transactions	38,748,583	(45,380,308)

Total increase (decrease)	63,252,102	(37,976,753)

Net Assets
Beginning of year	647,038,373	685,015,126

End of year(a)	$710,290,475	$647,038,373

(a) Includes undistributed net investment income of:	$10,681,177	$10,470,930

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	67

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Dryden Active Allocation Fund (the “Series”), Jennison Growth Fund, and Jennison Equity Opportunity Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Dryden Active Allocation Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained

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from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market-value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	69

Notes to Financial Statements

continued

securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the

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financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase.

The Series’ principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Series, as a writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	71

Notes to Financial Statements

continued

included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Series may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Series enters into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The Series’ swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Series will receive a payment from or make a payment to the counterparty. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series’ cost basis in the swap and the proceeds of the closing transaction, including any fees.

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During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2007, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	73

Notes to Financial Statements

continued

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis. Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series’ daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended September 30, 2007.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended September 30, 2007, PIMS contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the average daily net assets of the Class A shares and Class R shares, respectively.

PIMS has advised the Series that it received approximately $232,400 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2007. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2007, it received approximately $63,000, $900 and $6,400 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C and Class X shareholders, respectively.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	75

Notes to Financial Statements

continued

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2007.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2007, the Series incurred approximately $100,600 in total networking fees, of which approximately $61,300 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended September 30, 2007, PIM has been compensated by the Series approximately $64,400 for these services.

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The Series invests in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2007 were $430,693,763 and $496,392,973 respectively.

Transactions in options written during the year ended September 30, 2007 were as follows:

	Number of Contracts	Premiums
Balance as of September 30, 2006	—	$—
Options written	87	14,316
Options closed	(87)	(14,316)

Balance as of September 30, 2007	—	$—

The amount of dollar rolls outstanding at September 30, 2007 was $37,453,988 (principal $38,250,000), which was 5.3% of total net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date.

In order to present undistributed net investment income, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2007, the adjustments were to increase undistributed net investment income by $64,773, decrease accumulated net realized gain on investments and foreign currency transactions by $251,215 and increase paid-in capital in excess of par by $186,442 due to differences in the treatment for books and tax purposes of certain

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	77

Notes to Financial Statements

continued

transactions involving foreign currencies, reclass of paydown gain/(loss) and swap income, reclassification of disallowed losses from wash sales due to reorganization and other book to tax adjustments. Net investment income, net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$746,819,693	$90,738,615	$(15,098,150)	$75,640,465	$139,198	$75,779,663

The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, appreciation on swaps, depreciation on short sales and mark to market of receivables and payables.

For the year ended September 30, 2007, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $30,710,263 from ordinary income and $17,341,656 from long-term capital gains. The respective amount for the year ended September 30, 2006 were $10,424,431 of ordinary income and $32,385,030 of long-term capital gains. As of September 30, 2007, the accumulated undistributed ordinary income and long-term capital gains on a tax basis were $26,796,963 and $29,403,832, respectively.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A

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shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, each of which consists of 200 million, 125 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2007, Prudential owned 212 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year Ended September 30, 2007:
Shares sold	1,245,776	$17,764,033
Shares issued in connection with the merger	1,063,641	15,019,303
Shares issued in reinvestment of dividends	2,129,540	29,366,366
Shares reacquired	(5,115,160)	(73,023,265)

Net increase (decrease) in shares outstanding before conversion	(676,203)	(10,873,563)
Shares issued upon conversion from Class B, M and X	1,181,554	16,700,744

Net increase (decrease) in shares outstanding	505,351	$5,827,181

Year Ended September 30, 2006:
Shares sold	1,207,306	$16,530,272
Shares issued in reinvestment of dividends	1,871,525	25,115,868
Shares reacquired	(5,317,814)	(72,756,694)

Net increase (decrease) in shares outstanding before conversion	(2,238,983)	(31,110,554)
Shares issued upon conversion from Class B	1,262,933	17,123,600

Net increase (decrease) in shares outstanding	(976,050)	$(13,986,954)

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	79

Notes to Financial Statements

continued

Class B	Shares	Amount
Year Ended September 30, 2007:
Shares sold	346,520	$4,931,401
Shares issued in connection with the merger	218,100	3,080,504
Shares issued in reinvestment of dividends	251,856	3,480,652
Shares reacquired	(571,249)	(8,132,177)

Net increase (decrease) in shares outstanding before conversion	245,227	3,360,380
Shares reacquired upon conversion into Class A	(782,582)	(10,952,974)

Net increase (decrease) in shares outstanding	(537,355)	$(7,592,594)

Year Ended September 30, 2006:
Shares sold	298,838	$4,089,717
Shares issued in reinvestment of dividends	292,092	3,931,553
Shares reacquired	(906,248)	(12,384,879)

Net increase (decrease) in shares outstanding before conversion	(315,318)	(4,363,609)
Shares reacquired upon conversion into Class A	(1,262,994)	(17,123,600)

Net increase (decrease) in shares outstanding	(1,578,312)	$(21,487,209)

Class C
Year Ended September 30, 2007:
Shares sold	274,666	$3,920,922
Shares issued in connection with the merger	806,919	11,388,083
Shares issued in reinvestment of dividends	50,106	692,464
Shares reacquired	(331,559)	(4,718,615)

Net increase (decrease) in shares outstanding	800,132	$11,282,854

Year Ended September 30, 2006:
Shares sold	179,302	$2,445,244
Shares issued in reinvestment of dividends	44,408	597,728
Shares reacquired	(250,211)	(3,435,760)

Net increase (decrease) in shares outstanding	(26,501)	$(392,788)

Class L
Period ended September 30, 2007*:
Shares sold	87,100	$1,272,439
Shares issued in connection with the merger	819,224	11,575,641
Shares reacquired	(94,357)	(1,355,511)

Net increase (decrease) in shares outstanding	811,967	$11,492,569

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Class M	Shares	Amount
Period ended September 30, 2007*:
Shares sold	38,282	$541,260
Shares issued in connection with the merger	2,471,235	34,896,956
Shares reacquired	(376,754)	(5,419,115)

Net increase (decrease) in shares outstanding before conversion	2,132,763	30,019,101
Shares reacquired upon conversion into Class A	(397,819)	(5,722,680)

Net increase (decrease) in shares outstanding	1,734,944	$24,296,421

Class R
Year Ended September 30, 2007:
Shares sold	9,046	$128,533
Shares issued in reinvestment of dividends	4,142	57,199
Shares reacquired	(4,148)	(59,261)

Net increase (decrease) in shares outstanding	9,040	$126,471

Year Ended September 30, 2006:
Shares sold	71,505	$975,738
Shares issued in reinvestment of dividends	12	159
Shares reacquired	(5)	(75)

Net increase (decrease) in shares outstanding	71,512	$975,822

Class X
Period ended September 30, 2007*:
Shares sold	17,955	$245,612
Shares issued in connection with the merger	597,423	8,445,539
Shares reacquired	(122,456)	(1,755,458)

Net increase (decrease) in shares outstanding before conversion	492,922	6,935,693
Shares reacquired upon conversion into Class A	(1,741)	(25,090)

Net increase (decrease) in shares outstanding	491,181	$6,910,603

Class Z
Year Ended September 30, 2007:
Shares sold	1,725,843	$24,780,320
Shares issued in reinvestment of dividends	894,190	12,375,593
Shares reacquired	(3,533,153)	(50,750,835)

Net increase (decrease) in shares outstanding	(913,120)	$(13,594,922)

Year Ended September 30, 2006:
Shares sold	1,347,983	$18,546,924
Shares issued in reinvestment of dividends	838,557	11,295,360
Shares reacquired	(2,931,906)	(40,331,463)

Net increase (decrease) in shares outstanding	(745,366)	$(10,489,179)

*	Commenced operations on March 26, 2007.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	81

Notes to Financial Statements

continued

Note 7. Reorganization

On March 23, 2007, Dryden Active Allocation Fund acquired all of the net assets of Strategic Partners Balanced Fund pursuant to a plan of reorganization approved by the Strategic Partners Balanced Fund shareholders on November 16, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for corresponding classes of Strategic Partners Balanced Fund.

Merged Fund		Acquiring Fund
Strategic Partners Balanced Fund		Dryden Active Allocation
Class	Shares	Class	Shares	Value
A	1,049,504	A	1,063,641	$15,019,303
B	215,205	B	218,100	3,080,504
C	796,206	C	806,919	11,388,083
L	808,920	L	819,224	11,575,641
M	2,440,128	M	2,471,235	34,896,956
X	590,316	X	597,423	8,445,539

The aggregate net assets and unrealized appreciation of Strategic Partners Balanced Fund immediately before the acquisition was $84,406,026 and $10,293,457, respectively. The aggregate net assets of Dryden Active Allocation Fund immediately before the acquisition were $649,344,791.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the

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conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	83

Financial Highlights

continued

Class A
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.17

Income from investment operations
Net investment income	.29
Net realized and unrealized gain on investment transactions	1.25

Total from investment operations	1.54

Less Distributions
Dividends from net investment income	(.30)
Distributions from net realized gains	(.79)

Total distributions	(1.09)

Net asset value, end of year	$14.62

Total Return(b):	11.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$436,337
Average net assets (000)	$430,168
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.10%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	2.00%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	226%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2006(a)	2005(a)	2004(a)	2003(a)

$14.00	$12.83	$11.47	$9.60

.28	.21	.14	.12
.79	1.12	1.31	1.96

1.07	1.33	1.45	2.08

(.22)	(.16)	(.09)	(.21)
(.68)	—	—	—

(.90)	(.16)	(.09)	(.21)

$14.17	$14.00	$12.83	$11.47

7.98%	10.41%	12.68%	21.91%

$415,486	$424,341	$425,614	$410,597
$415,508	$428,897	$429,046	$385,242

1.08%	1.09%	1.07%	1.11%
.83%	.84%	.82%	.86%
2.05%	1.52%	1.13%	1.12%

152%	119%	170%	212%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	85

Financial Highlights

continued

Class B
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.11

Income from investment operations
Net investment income	.18
Net realized and unrealized gain on investment transactions	1.26

Total from investment operations	1.44

Less Distributions
Dividends from net investment income	(.19)
Distributions from net realized gains	(.79)

Total distributions	(.98)

Net asset value, end of year	$14.57

Total Return(b):	10.58%
Ratios/Supplemental Data:
Net assets, end of year (000)	$46,486
Average net assets (000)	$50,122
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.85%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	1.25%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2006(a)	2005(a)	2004(a)	2003(a)

$13.94	$12.78	$11.42	$9.56

.18	.11	.05	.04
.78	1.10	1.31	1.95

.96	1.21	1.36	1.99

(.11)	(.05)	—	(.13)
(.68)	—	—	—

(.79)	(.05)	—	(.13)

$14.11	$13.94	$12.78	$11.42

7.14%	9.50%	11.91%	20.96%

$52,601	$73,983	$94,667	$104,308
$64,048	$88,854	$104,847	$113,112

1.83%	1.84%	1.82%	1.86%
.83%	.84%	.82%	.86%
1.29%	.77%	.38%	.38%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	87

Financial Highlights

continued

Class C
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.11

Income from investment operations
Net investment income	.17
Net realized and unrealized gain on investment transactions	1.27

Total from investment operations	1.44

Less Distributions
Dividends from net investment income	(.19)
Distributions from net realized gains	(.79)

Total distributions	(.98)

Net asset value, end of year	$14.57

Total Return(b):	10.58%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,379
Average net assets (000)	$19,954
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.85%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	1.21%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2006(a)	2005(a)	2004(a)	2003(a)

$13.95	$12.78	$11.42	$9.56

.18	.11	.05	.04
.77	1.11	1.31	1.95

.95	1.22	1.36	1.99

(.11)	(.05)	—	(.13)
(.68)	—	—	—

(.79)	(.05)	—	(.13)

$14.11	$13.95	$12.78	$11.42

7.14%	9.50%	11.91%	20.96%

$13,287	$13,500	$14,357	$12,655
$13,413	$14,221	$13,380	$12,132

1.83%	1.84%	1.82%	1.86%
.83%	.84%	.82%	.86%
1.30%	.78%	.38%	.37%

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	89

Financial Highlights

continued

	Class L
	March 26, 2007(a) Through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.13

Income from investment operations
Net investment income	.12
Net realized and unrealized loss on investment transactions	.37

Total from investment operations	.49

Less Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of period	$14.62

Total Return(c):	3.47%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,874
Average net assets (000)	$11,940
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.35	%(d)
Expenses, excluding distribution and service (12b-1) fees	.85	%(d)
Net investment income	1.62	%(d)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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	Class M
	March 26, 2007(a) Through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.12

Income from investment operations
Net investment income	.08
Net realized and unrealized loss on investment transactions	.37

Total from investment operations	.45

Less Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of period	$14.57

Total Return(c):	3.19%
Ratios/Supplemental Data:
Net assets, end of period (000)	$25,279
Average net assets (000)	$29,898
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.85	%(d)
Expenses, excluding distribution and service (12b-1) fees	.85	%(d)
Net investment income	1.08	%(d)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	91

Financial Highlights

continued

	Class R
	Year Ended September 30,		December 17, 2004(a) Through September 30, 2005(b)
	2007(b)	2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.16	$14.00	$13.53

Income from investment operations
Net investment income	.25	.24	.12
Net realized and unrealized gain on investment transactions	1.27	.78	.35

Total from investment operations	1.52	1.02	.47

Less Distributions
Dividends from net investment income	(.27)	(.18)	—
Distributions from net realized gains	(.79)	(.68)	—

Total distributions	(1.06)	(.86)	—

Net asset value, end of period	$14.62	$14.16	$14.00

Total Return(c):	11.13%	7.70%	3.40%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,181	$1,015	$3
Average net assets (000)	$1,105	$293	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.35%	1.33%	1.34	%(e)
Expenses, excluding distribution and service (12b-1) fees	.85%	.83%	.84	%(e)
Net investment income	1.76%	1.94%	1.48	%(e)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% on the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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	Class X
	March 26, 2007(a) Through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.12

Income from investment operations
Net investment income	.08
Net realized and unrealized loss on investment transactions	.37

Total from investment operations	.45

Less Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of period	$14.57

Total Return(c):	3.19%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,157
Average net assets (000)	$7,694
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.85	%(d)
Expenses, excluding distribution and service (12b-1) fees	.85	%(d)
Net investment income	1.09	%(d)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	93

Financial Highlights

continued

Class Z
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.25

Income from investment operations
Net investment income	.32
Net realized and unrealized gain on investment transactions	1.27

Total from investment operations	1.59

Less Distributions
Dividends from net investment income	(.34)
Distributions from net realized gains	(.79)

Total distributions	(1.13)

Net asset value, end of year	$14.71

Total Return(b):	11.64%
Ratios/Supplemental Data:
Net assets, end of year (000)	$156,599
Average net assets (000)	$163,110
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.85%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	2.25%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2006(a)	2005(a)	2004(a)	2003(a)

$14.08	$12.90	$11.53	$9.66

.32	.24	.17	.14
.78	1.13	1.32	1.97

1.10	1.37	1.49	2.11

(.25)	(.19)	(.12)	(.24)
(.68)	—	—	—

(.93)	(.19)	(.12)	(.24)

$14.25	$14.08	$12.90	$11.53

8.29%	10.63%	12.96%	22.11%

$164,649	$173,188	$169,725	$167,039
$168,165	$176,256	$171,470	$172,708

.83%	.84%	.82%	.86%
.83%	.84%	.82%	.86%
2.30%	1.76%	1.38%	1.36%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	95

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Active Allocation Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by another independent registered public accounting firm, whose report dated November 25, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end September 30, 2007, as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2007, the Series paid ordinary dividends for Class A shares of $0.305 per share, for Class B and C shares of $0.194 per share and for Class R and Class Z shares of $0.268 per share and $0.342 per share, respectively, which are taxable as ordinary income. Additionally, the Series paid short-term and long-term capital gain distributions for Class A, Class B, Class C, Class R and Class Z shares of $0.393 per share. Short-term capital gain distributions are taxable as ordinary income and long-term capital gain distributions are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended September 30, 2007 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Job Creation Act of 2004 and 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

QDI (1)	DRD (2)	QII (3)	QSTG (4)
75.90%	72.25%	22.27%	70.67%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 3.76% of the dividends paid from ordinary income in the fiscal year ended September 30, 2007 qualify for each of these states’ tax exclusion.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2007.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	97

Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1995(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 140 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	99

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	101

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Dryden Active Allocation Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Performance of Dryden Active Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance

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(which reflects any subsidies, waivers, or expense caps) in relation to its Peer Universe (the Lipper Retail and Institutional Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for all periods, except for the five-year period, where the Fund ranked in the first quartile. The Board also noted that the Fund outperformed its benchmark index for the one-, three-, five- and ten- year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee, actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s second quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as their profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, brokerage commissions received by affiliates of QMA and PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	5.21%	11.50%	5.63%	—
Class B	5.58	11.79	5.44	—
Class C	9.58	11.92	5.44	—
Class L	N/A	N/A	N/A	N/A (3/26/07)
Class M	N/A	N/A	N/A	N/A (3/26/07)
Class R	11.13	N/A	N/A	7.95% (12/17/04)
Class X	N/A	N/A	N/A	N/A (3/26/07)
Class Z	11.64	13.03	6.52	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	11.34%	12.76%	6.23%	—
Class B	10.58	11.92	5.44	—
Class C	10.58	11.92	5.44	—
Class L	N/A	N/A	N/A	N/A (3/26/07)
Class M	N/A	N/A	N/A	N/A (3/26/07)
Class R	11.13	N/A	N/A	7.95% (12/17/04)
Class X	N/A	N/A	N/A	N/A (3/26/07)
Class Z	11.64	13.03	6.52	—

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Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.15%; Class B, 1.85%; Class C, 1.85%; Class L, 1.35%; Class M, 1.85%; Class R, 1.60%; Class X, 1.85%; Class Z, 0.85%. Net operating expenses apply to: Class A, 1.10%; Class B, 1.85%; Class C, 1.85%; Class L, 1.35%; Class M, 1.85%; Class R, 1.35%; Class X, 1.85%; Class Z, 0.85%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Active Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1997) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. The S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Growth of a $10,000 Investment (continued)

shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of up to 1%. Class L shares are generally closed to most new purchases (with the exception of reinvested dividends). Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class X shares are generally closed to new purchases. Class X shares automatically convert to Class A shares on a quarterly basis approximately 10 years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc. Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102 Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Active Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Active Allocation Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	DAACL	DAACM	PALRX	DAACX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E586	74437E578	74437E636	74437E560	74437E859

MF185E    IFS-A140919    Ed. 11/2007

SEPTEMBER 30, 2007	ANNUAL REPORT

Jennison Growth Fund

FUND TYPE

Medium- to large- capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 15, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.07%; Class B, 1.77%; Class C, 1.77%; Class R, 1.52%; Class Z, 0.77%. Net operating expenses apply to: Class A, 1.02%; Class B, 1.77%; Class C, 1.77%; Class R, 1.27%; Class Z, 0.77%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Cumulative Total Returns as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	15.46%	87.26%	57.96%	—
Class B	14.63	80.46	46.61	—
Class C	14.63	80.46	46.61	—
Class R	15.15	N/A	N/A	29.53% (12/17/04)
Class Z	15.69	89.52	61.94	—
S&P 500 Index[2]	16.42	105.00	88.92	**
Russell 1000® Growth Index[3]	19.35	91.19	48.94	***
Lipper Large-Cap Growth Funds Avg.[4]	20.44	82.41	58.85	****

Average Annual Total Returns[5] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	9.11%	12.09%	4.09%	—
Class B	9.63	12.41	3.90	—
Class C	13.63	12.53	3.90	—
Class R	15.15	N/A	N/A	9.73% (12/17/04)
Class Z	15.69	13.64	4.94	—
S&P 500 Index[2]	16.42	15.44	6.57	**
Russell 1000® Growth Index[3]	19.35	13.84	4.06	***
Lipper Large-Cap Growth Funds Avg.[4]	20.44	12.69	4.55	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is 32.53% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 10.78% for Class R.

***Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 29.37% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 9.82% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return is 28.47% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 9.48% for Class R.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/07 (excluding short-term investments)
Google, Inc. (Class A Stock), Internet Software & Services	4.5%
Gilead Sciences, Inc., Biotechnology	3.4
Adobe Systems, Inc., Software	3.1
General Electric Co., Industrial Conglomerates	2.9
Cisco Systems, Inc., Communications Equipment	2.8

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/07 (excluding short-term investments)
Pharmaceuticals	10.8%
Communications Equipment	9.8
Internet Software & Services	6.4
Semiconductors & Semiconductor Equipment	5.7
Computers & Peripherals	5.6

Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Growth Fund’s Class A shares returned 15.46% for the 12 months ended September 30, 2007. This return, although strong, trailed the 19.35% of the benchmark Russell 1000 Growth Index (the Growth Index), the 16.42% of the style neutral S&P 500 Index, and the 20.44% of the Lipper Large-Cap Growth Funds Average.

The greatest gains in the Growth Index came in the materials, energy, information technology, and industrials sectors, while returns in financials, consumer discretionary, and healthcare sectors were comparatively modest. Strong stock selection in information technology, materials, telecommunication services, and energy benefited the Fund, but poor stock selection in most other sectors—most notably consumer discretionary, healthcare, and consumer staples—detracted from the Fund’s performance relative to its benchmark. From the standpoint of sector weighting, the Fund’s overweight position in information technology compared to its benchmark worked well. However, underweight positions in energy and materials, both of which gained sharply, were among the reasons the Fund lagged the Growth Index.

What was the market environment like for growth stocks?

A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would decline. The housing and automotive sectors, however, posted their weakest showings in many years.

Two competing views of the economy vied for dominance as 2007 began. One camp asserted that with energy prices receding and inflation in check, the Federal Open Market Committee (FOMC) would begin lowering the federal funds rate to reinvigorate economic growth, which had slowed to an anemic pace. The rival view held that economic expansion, though slowing, remained solid, and that the continued threat of inflation precluded any near-term loosening of monetary policy. Gross domestic product growth, which slowed in the first calendar quarter, rebounded in the second quarter, with employment growth, manufacturing output, consumer spending, and business investment all contributing to the acceleration.

Energy prices, which had spiked during the final weeks of March, remained high into the second quarter, raising concerns that gasoline prices could erode consumer spending in other areas. The residential real estate market faced an ongoing correction, as prices and turnover continued to moderate. Capital markets volatility reflected the problem, as concerns about the subprime mortgage market grew. Corporate earnings growth came in below the double-digit growth rates of the past several years, but above consensus estimates, largely due to continued revenue growth and profit margin expansion.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	5

Strategy and Performance Overview (continued)

In the final months of the Fund’s fiscal year, defaults on home loans rose as declining home prices sapped household equity; moreover, resets on floating-rate mortgages elevated monthly payments to burdensome levels. A chain reaction—set in motion by the deterioration of credit quality in the subprime and related segments of the U.S. residential mortgage market—led to gridlock and dislocation in the credit markets in early August. Over the years, hundreds of billions of dollars of hybrid mortgages had been originated, packaged into complex credit instruments, and then sold to investors seeking higher yields. Many of these securities also included highly rated credit components, often with investment-grade credit ratings.

In early August, major European banks scrambled to find the sharply higher amounts of short-term liquidity necessary to fund standby commitments to special purpose vehicles, including hedge funds that had invested in what had become nonperforming assets. Several institutions were forced to seek funds directly from central banks as uncertainty about the ability to repay curtailed interbank lending. The benchmark LIBOR rate soared amid this liquidity scramble, eventually spilling back into the U.S. commercial paper market. In response to skyrocketing financial market volatility, the U.S. Federal Reserve first reduced the rate at which it provides funds to the banking system through its discount window. A month later, it lowered the benchmark federal funds rate by 50 basis points, to 4.75%.

Equities also suffered from the credit market tumult, although for a relatively short period, before stabilizing in late August. The September reduction in the fed funds rate sparked a stock market rally that drove meaningful gains into quarter-end. As the credit crunch played out, investors sought larger companies with more resilient growth prospects. A style rotation toward growth stocks gathered steam, enabling them to outperform value stocks across all capitalization sizes for the 12-month reporting period.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund is constructed from the bottom up, one stock at a time, based on the fundamentals of individual companies rather than on overarching themes.

In the information technology sector, Apple, Research in Motion, Google, Cisco Systems, and Juniper Networks made strong advances. (For detailed information on Cisco and Google, please see Comments on Largest Holdings below.) Apple’s growth continues to be driven by the strength of iPod sales and a resurgence in Macintosh computer sales. The introduction of the iPhone at the end of June gave Apple shares an additional boost. We believe that Apple should continue to benefit from its creativity and innovation in product design and marketing.

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Shares of BlackBerry maker Research in Motion soared in the wake of much-better-than-expected financial results. The company is experiencing solid growth in both the business and consumer markets as demand for its handsets remains strong. New subscriber growth is accelerating, and the pricing environment looks solid.

Juniper Networks makes Internet protocol (IP) routers for private and public access networks. The company also designs the application-specific chips that control its routers. We expect Juniper’s recent investments in products, in sales force, and in channel strategy to result in accelerating revenue and earnings-per-share (EPS) growth.

In the materials sector, Monsanto shares climbed after the company repeatedly raised its ongoing EPS outlook. Monsanto is benefiting from higher corn prices, market-share gains, and higher profit margins. We believe Monsanto is well-positioned to benefit from a bullish agriculture cycle based on its leading market share position, brand strength, innovative advantage, operational performance, and technological innovation.

In energy, Schlumberger beat consensus earnings projections, as major energy companies, reaping the cash rewards of higher oil prices, continue to spend on equipment refittings and services. Schlumberger’s oilfield service margins continue to expand, reflecting superb execution, in our view. Further growth could come from projects in Mexico, Russia, North Africa, Europe, and Malaysia.

Which holdings detracted most from the Fund’s return?

The single greatest detractor from Fund performance was Whole Foods Market in the consumer staples sector. The organic food retailer’s stock price declined due to large increases in new-store opening costs and reduced comparable-store sales gains, which raised concerns about the company’s earnings growth. We still like Whole Foods Market’s numerous competitive advantages within the rapidly growing natural products industry—size and scale of operations, strong brand image, and marketing and merchandising expertise. The proposed merger with Wild Oats would provide immediate square footage growth and eliminate a competitor.

Although many information technology holdings were strong performers as mentioned above, Motorola and Marvell Technology Group declined. Mobile phone maker Motorola fell after reporting lower-than-expected third-quarter 2006 revenue on delayed spending for mobile-phone-network equipment in Europe, the Middle East, and Africa. We began reducing our position in Motorola shares in November and exited the stock completely in January.

Marvell designs chips used in hard disk drives, mobile phones, Wi-Fi functional electronics, and Internet networking gear. The company reported what we consider

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	7

Strategy and Performance Overview (continued)

solid quarterly results, but guidance for gross margins was disappointing. We expect Marvell’s revenue growth and operating margin expansion prospects to pick up as the company reduces chip production costs, reaps the benefits of economies of scale, and wins new business.

Were there significant changes to the portfolio?

Major purchases and sales during the period reflected company-specific business fundamentals and developments. Significant new positions were established in Colgate-Palmolive, Hewlett-Packard, and Research in Motion.

Colgate-Palmolive is a world leader in oral care products. It also makes personal care items and household cleaners. We believe the company’s earnings growth can accelerate over the next several years, as gross margins expand and a previous ramp-up in marketing expenses bears fruit.

Hewlett-Packard provides a full range of high-tech equipment, including personal computers, servers, storage devices, printers, and networking equipment. The company enjoys clear technology, scale, brand, and distribution leadership in inkjet printing, where deteriorating competition has allowed it to maintain higher-than-expected profitability. Although Hewlett-Packard’s restructuring program is largely complete, we believe the company can continue to reap benefits from the changes implemented and find additional cost-saving opportunities.

Research in Motion makes wireless equipment for the mobile communications market. Its most popular product is the BlackBerry, a portable two-way e-mail device. We believe Research in Motion is positioned for significant upside earnings surprises as competition remains weak, new product momentum is accelerating, and opportunities to expand the subscriber base abound.

Holdings in other securities, such as Macy’s and Starbucks, were eliminated. Multi-line retail giant Macy’s (formerly Federated Department Stores) acquired May Department Stores in 2005 and converted more than 400 former May stores to the Macy’s name. The company saw strong performance in legacy Macy’s and Bloomingdale’s stores, but its move away from May’s historical emphasis on promotions to spur sales ran into customer resistance. After missing first-quarter earnings estimates and lowering earnings guidance, the company announced that it would change its post-acquisition promotional strategy and increase its promotional spending in the second half of 2007.

A slowdown in comparable-store sales raised doubts that Starbucks could continue to drive earnings growth above its 20%-25% long-term targets.

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Comments on Largest Holdings

4.5%	Google, Inc./Internet Software & Services

Google has repeatedly reported better-than-expected revenue and earnings growth. We believe the company will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to earn profit from search traffic at a much higher rate than its competitors. Its continued investment in facilities and research and development should, we believe, lead to new streams of revenue through product innovation, new formats, and new technologies.

3.4%	Gilead Sciences, Inc./Biotechnology

Gilead Sciences reported better-than-expected second-quarter earnings and raised its 2007 product sales guidance, but sales of HIV treatment Atripla missed consensus estimates slightly. Worldwide HIV drug sales beat consensus projections, but U.S. sales were modestly weaker than expected. Investors are likely to now turn their attention to the launch of Letairis, a pulmonary arterial hypertension treatment. Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products.

3.1%	Adobe Systems, Inc./Software

Adobe Systems shares have climbed substantially over the past year, as the company benefits from strong growth trends for next-generation Web applications and the growing popularity of digital photography and online video. Adobe’s long-awaited CS3 software package, which includes products from Macromedia, the company it bought in 2005, should allow Adobe’s design software, like Photoshop, a photo-editing application, and InDesign, a publishing application, work hand-in-hand with former Macromedia products like Flash, a Web animation and video application, and Dreamweaver, which designers use to make Web pages. Flash has already proved itself a winner for Adobe. In 2006, it garnered almost 97% of the user-submitted video market, which includes sites like YouTube. Adobe also almost doubled its position in the more sophisticated video streaming market, where customers like Disney’s ABC use Flash to stream episodes of television shows.

2.9%	General Electric Co./Industrial Conglomerates

As one of the world’s largest and most diversified companies, General Electric produces aircraft engines, locomotives and other transportation equipment, kitchen and laundry appliances, lighting, electric distribution and control equipment, generators and turbines, and medical imaging equipment. GE is also one of the largest financial services companies in the U.S., offering commercial finance, consumer finance, and equipment financing. Other operations include the NBC television network. We believe GE is well-positioned to benefit from a moderating growth operating environment. We like the company’s late-cycle exposure, high-margin services mix, emerging markets strength, and stable earnings growth.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	9

Comments on Largest Holdings (continued)

2.8%	Cisco Systems, Inc./Communications & Equipment

Cisco Systems’ revenue and earnings growth have been strong. The world’s number one maker of routers and switches that direct Internet traffic and help to create computer networks, the company appears to be gaining share across all of its markets, especially high-end routing. We believe Cisco has demonstrated its ability to deliver solid results in a difficult environment, and we expect the company to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2007, at the beginning of the period, and held through the six-month period ended September 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	11

Fees and Expenses (continued)

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Growth Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,095.60	1.02%	$5.36
	Hypothetical	$1,000.00	$1,019.95	1.02%	$5.16

Class B	Actual	$1,000.00	$1,091.80	1.77%	$9.28
	Hypothetical	$1,000.00	$1,016.19	1.77%	$8.95

Class C	Actual	$1,000.00	$1,091.80	1.77%	$9.28
	Hypothetical	$1,000.00	$1,016.19	1.77%	$8.95

Class R	Actual	$1,000.00	$1,093.80	1.27%	$6.67
	Hypothetical	$1,000.00	$1,018.70	1.27%	$6.43

Class Z	Actual	$1,000.00	$1,096.20	0.77%	$4.05
	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Aerospace & Defense 4.7%
694,400	Boeing Co.	$72,905,056
797,500	United Technologies Corp.(b)	64,182,800

		137,087,856

Beverages 2.2%
876,200	PepsiCo, Inc.	64,190,412

Biotechnology 5.5%
809,400	Genentech, Inc.(a)	63,149,388
2,400,700	Gilead Sciences, Inc.(a)(b)	98,116,609

		161,265,997

Capital Markets 5.1%
1,998,100	Charles Schwab Corp. (The)	43,158,960
225,500	Goldman Sachs Group, Inc.(b)	48,874,870
659,200	Lazard Ltd. (Class A Stock)(b)	27,950,080
554,700	UBS AG(b)	29,537,775

		149,521,685

Chemicals 2.0%
690,300	Monsanto Co.(b)	59,186,322

Communications Equipment 9.8%
565,000	Ciena Corp.(a)(b)	21,515,200
2,437,300	Cisco Systems, Inc.(a)	80,699,003
1,084,000	Juniper Networks, Inc.(a)(b)	39,685,240
1,526,900	QUALCOMM, Inc.	64,526,794
807,200	Research In Motion Ltd.(a)(b)	79,549,560

		285,975,797

Computers & Peripherals 5.6%
445,200	Apple, Inc.(a)	68,356,008
1,427,200	EMC Corp.(a)	29,685,760
1,277,300	Hewlett-Packard Co.	63,596,767

		161,638,535

Consumer Finance 1.2%
577,900	American Express Co.(b)	34,309,923

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Diversified Financial Services 1.2%
423,700	NYSE Euronext(b)	$33,544,329

Energy Equipment & Services 2.4%
669,200	Schlumberger Ltd.	70,266,000

Food & Staples Retailing 1.1%
432,500	Costco Wholesale Corp.	26,542,525
93,200	Whole Foods Market, Inc.(b)	4,563,072

		31,105,597

Health Care Equipment & Supplies 5.0%
393,300	Alcon, Inc.(b)	56,603,737
753,300	Baxter International, Inc.	42,395,724
80,900	Hologic, Inc.(a)	4,934,900
968,900	St. Jude Medical, Inc.(a)(b)	42,699,423

		146,633,784

Hotels, Restaurants & Leisure 1.1%
721,000	Marriott International, Inc. (Class A Stock)(b)	31,341,870

Household Products 3.4%
811,200	Colgate-Palmolive Co.	57,854,784
613,390	Procter & Gamble Co.	43,145,853

		101,000,637

Industrial Conglomerates 2.9%
2,009,200	General Electric Co.	83,180,880

Insurance 1.5%
656,600	American International Group, Inc.	44,418,990

Internet Software & Services 6.4%
455,000	Akamai Technologies, Inc.(a)(b)	13,072,150
1,110,300	eBay, Inc.(a)	43,323,906
231,400	Google, Inc. (Class A Stock)(a)	131,266,278

		187,662,334

IT Services 0.8%
455,700	Infosys Technologies Ltd., ADR (India)(b)	22,051,323

Life Sciences Tools & Services 0.9%
460,700	Thermo Fisher Scientific, Inc.(a)(b)	26,591,604

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Machinery 0.5%
186,100	Caterpillar, Inc.	$14,595,823

Media 3.9%
2,072,900	Disney (Walt) Co. (The)	71,287,031
1,956,600	News Corp. (Class A Stock)	43,025,634

		114,312,665

Multiline Retail 2.6%
335,600	Kohl’s Corp.(a)	19,239,948
1,171,600	Saks, Inc.(b)	20,092,940
554,500	Target Corp.	35,249,565

		74,582,453

Oil, Gas & Consumable Fuels 2.7%
580,000	Marathon Oil Corp.	33,071,600
495,300	Occidental Petroleum Corp.	31,738,824
141,900	Suncor Energy, Inc. (Canada)	13,453,539

		78,263,963

Pharmaceuticals 10.8%
1,194,000	Abbott Laboratories	64,022,280
646,400	Elan Corp. PLC, ADR (Ireland)(a)	13,600,256
560,900	Novartis AG, ADR (Switzerland)	30,827,064
789,000	Roche Holding AG, ADR (Switzerland)	71,288,280
1,513,300	Schering-Plough Corp.(b)	47,865,679
1,129,400	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	50,224,418
834,700	Wyeth	37,185,885

		315,013,862

Semiconductors & Semiconductor Equipment 5.7%
1,395,200	Applied Materials, Inc.(b)	28,880,640
844,700	Broadcom Corp. (Class A Stock)(a)	30,780,868
1,774,500	Intel Corp.	45,888,570
1,859,400	Marvell Technology Group Ltd.(a)(b)	30,438,377
789,500	NVIDIA Corp.(a)	28,611,480

		164,599,935

Software 4.8%
2,077,300	Adobe Systems, Inc.(a)	90,694,918
1,703,000	Microsoft Corp.	50,170,380

		140,865,298

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Specialty Retail 0.9%
891,900	Lowe’s Cos., Inc.	$24,991,038

Textiles, Apparel & Luxury Goods 3.2%
1,209,800	Coach, Inc.(a)	57,187,246
617,400	Nike, Inc. (Class B Stock)	36,216,684

		93,403,930

Wireless Telecommunication Services 1.3%
448,100	NII Holdings, Inc.(a)(b)	36,811,415

	TOTAL LONG-TERM INVESTMENTS (cost $2,007,056,584)	2,888,414,257

SHORT-TERM INVESTMENT 12.6%

Affiliated Money Market Mutual Fund
366,087,571	Dryden Core Investment Fund - Taxable Money Market Series (cost $366,087,571 includes $366,086,981 of cash collateral received from securities on loan)(Note 3)(c)(d)	366,087,571

	TOTAL INVESTMENTS 111.8% (cost $2,373,144,155; Note 5)	3,254,501,828
	Liabilities in excess of other assets (11.8%)	(342,239,307)

	NET ASSETS 100.0%	$2,912,262,521

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $354,833,939; cash collateral of $366,086,981 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

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The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 12.6% of collateral received for securities on loan)	12.6%
Pharmaceuticals	10.8
Communications Equipment	9.8
Internet Software & Services	6.4
Semiconductors & Semiconductor Equipment	5.7
Computers & Peripherals	5.6
Biotechnology	5.5
Capital Markets	5.1
Health Care Equipment & Supplies	5.0
Software	4.8
Aerospace & Defense	4.7
Media	3.9
Household Products	3.4
Textiles, Apparel & Luxury Goods	3.2
Industrial Conglomerates	2.9
Oil, Gas & Consumable Fuels	2.7
Multiline Retail	2.6
Energy Equipment & Services	2.4
Beverages	2.2
Chemicals	2.0
Insurance	1.5
Wireless Telecommunication Services	1.3
Consumer Finance	1.2
Diversified Financial Services	1.2
Food & Staples Retailing	1.1
Hotels, Restaurants & Leisure	1.1
Life Sciences Tools & Services	0.9
Specialty Retail	0.9
IT Services	0.8
Machinery & Equipment	0.5

111.8
Liabilities in excess of other assets	(11.8)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	17

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Investments at value, including securities on loan of $354,833,939:
Unaffiliated investments (cost $2,007,056,584)	$2,888,414,257
Affiliated investments (cost $366,087,571)	366,087,571
Cash	881,477
Foreign currency, at value (cost $85,536)	86,221
Receivable for investments sold	67,863,994
Dividends receivable	1,463,445
Receivable for Series shares sold	3,464,650
Foreign tax reclaim receivable	568,630
Prepaid expenses	51,192

Total assets	3,328,881,437

Liabilities
Payable to broker for collateral for securities on loan	366,086,981
Payable for investments purchased	19,244,506
Payable for Series shares reacquired	15,961,378
Loan payable (Note 7)	12,221,000
Management fee payable	1,355,409
Accrued expenses	664,418
Transfer agent fee payable	545,231
Distribution fee payable	512,909
Loan interest payable	15,490
Deferred directors’ fees	11,594

Total liabilities	416,618,916

Net Assets	$2,912,262,521

Net assets were comprised of:
Common stock, at par	$159,326
Paid-in capital in excess of par	3,414,550,482

3,414,709,808
Undistributed net investment income	508,794
Accumulated net realized loss on investment and foreign currency transactions	(1,384,314,439)
Net unrealized appreciation on investments and foreign currencies	881,358,358

Net assets, September 30, 2007	$2,912,262,521

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,566,814,222 ÷ 85,985,489 shares of common stock issued and outstanding)	$18.22
Maximum sales charge (5.50% of offering price)	1.06

Maximum offering price to public	$19.28

Class B
Net asset value, offering price and redemption price per share ($163,231,553 ÷ 9,877,098 shares of common stock issued and outstanding)	$16.53

Class C
Net asset value, offering price and redemption price per share ($78,280,123 ÷ 4,736,484 shares of common stock issued and outstanding)	$16.53

Class R
Net asset value, offering price and redemption price per share ($2,977,159 ÷ 177,181 shares of common stock issued and outstanding)	$16.80

Class Z
Net asset value, offering price and redemption price per share ($1,100,959,464 ÷ 58,549,494 shares of common stock issued and outstanding)	$18.80

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	19

Statement of Operations

Year Ended September 30, 2007

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $660,019)	$26,399,232
Affiliated dividend income	987,967
Affiliated income from securities loaned, net	2,557,683

Total income	29,944,882

Expenses
Management fee	17,026,495
Distribution fee—Class A	3,814,084
Distribution fee—Class B	2,059,501
Distribution fee—Class C	797,974
Distribution fee—Class R	9,246
Transfer agent’s fee and expenses (including affiliated expense of $3,463,000)	4,732,000
Custodian’s fees and expenses	300,000
Reports to shareholders	231,000
Registration fees	98,000
Insurance	74,000
Directors’ fees	61,000
Loan interest expense (Note 7)	54,100
Legal fees and expenses	31,000
Audit fee	21,000
Interest expense	11,525
Commitment fees	10,000
Miscellaneous	15,192

Total expenses	29,346,117

Net investment income	598,765

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	246,556,157
Foreign currency transactions	(52,816)

246,503,341

Net change in unrealized appreciation (depreciation) on:
Investments	176,659,892
Foreign currencies	685

176,660,577

Net gain on investments and foreign currencies	423,163,918

Net Increase In Net Assets Resulting From Operations	$423,762,683

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$598,765	$(5,152,081)
Net realized gain on investment and foreign currency transactions	246,503,341	205,177,866
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	176,660,577	(102,718,121)

Net increase in net assets resulting from operations	423,762,683	97,307,664

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	446,836,180	815,349,963
Cost of shares reacquired	(949,542,407)	(1,120,617,856)

Net decrease in net assets from Series share transactions	(502,706,227)	(305,267,893)

Total decrease	(78,943,544)	(207,960,229)

Net Assets
Beginning of year	2,991,206,065	3,199,166,294

End of year(a)	$2,912,262,521	$2,991,206,065

(a) Includes undistributed net investment income of:	$508,794	$—

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	21

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Growth Fund (the “Series”), Jennison Equity Opportunity Fund and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the

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prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2007, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	23

Notes to Financial Statements

continued

effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent

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book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In the connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .600 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $2.7 billion and .550 of 1% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58 of 1% of the Series’ average daily net assets for the year ended September 30, 2007.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	25

Notes to Financial Statements

continued

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received approximately $364,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2007. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2007, it received approximately $1,000, $264,200 and $5,400 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wachovia Securities, LLC (“Wachovia”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2007, the Series incurred approximately $1,326,000 in total networking fees, of which $404,100 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2007, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, earned approximately $9,700 in broker commissions from portfolio transactions executed on behalf of the Series.

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Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2007, PIM has been compensated approximately $1,096,100 for these services.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2007 were $1,795,759,600 and $2,321,270,900, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the fiscal year ended September 30, 2007, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions by $52,816 due to foreign currency reclassification. Net investment income, net realized gains and net assets were not affected by this change.

There were no distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006.

As of September 30, 2007, the accumulated undistributed earnings on a tax basis consisted of $573,204 from ordinary income.

The United States federal income tax basis of the Series’ investments and net unrealized appreciation as of September 30, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,394,192,586	$888,122,853	$(27,813,611)	$860,309,242	$685	$860,309,927

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	27

Notes to Financial Statements

continued

The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Other cost basis adjustments are primarily attributable to appreciation of foreign currencies.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2007 of approximately $1,363,266,000 of which $467,648,000 expires in 2010, $827,428,000 expires in 2011 and $68,190,000 expires in 2012. In addition, the Series utilized approximately $245,932,000 of its prior year capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Series has elected to treat post-October currency losses of approximately $53,000 incurred in the eleven months ended September 30, 2007 as having been incurred in the next fiscal year.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 6.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series. There are 1.25 billion shares authorized for the Series divided into five classes, designated Class A, Class B, Class C, Class R and Class Z shares, each of which consists of 208,333,333 million authorized shares. The Series also may offer Class I shares, of which 208,333,333 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2007, Prudential Investments Fund Management LLC owned 193 shares of Class R shares of the Series.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	13,061,643	$218,632,010
Shares reacquired	(25,026,922)	(421,829,141)

Net increase (decrease) in shares outstanding before conversion	(11,965,279)	(203,197,131)
Shares issued upon conversion from Class B	4,065,889	68,561,673

Net increase (decrease) in shares outstanding	(7,899,390)	$(134,635,458)

Year ended September 30, 2006:
Shares sold	30,179,573	$482,718,582
Shares reacquired	(30,064,684)	(468,190,279)

Net increase (decrease) in shares outstanding before conversion	114,889	14,528,303
Shares issued upon conversion from Class B	5,706,729	88,832,209

Net increase (decrease) in shares outstanding	5,821,618	$103,360,512

Class B
Year ended September 30, 2007:
Shares sold	662,314	$10,108,923
Shares reacquired	(3,230,934)	(49,345,343)

Net increase (decrease) in shares outstanding before conversion	(2,568,620)	(39,236,420)
Shares reacquired upon conversion into Class A	(4,468,126)	(68,561,673)

Net increase (decrease) in shares outstanding	(7,036,746)	$(107,798,093)

Year ended September 30, 2006:
Shares sold	1,246,990	$18,234,865
Shares reacquired	(4,472,560)	(64,515,718)

Net increase (decrease) in shares outstanding before conversion	(3,225,570)	(46,280,853)
Shares reacquired upon conversion into Class A	(6,226,270)	(88,832,209)

Net increase (decrease) in shares outstanding	(9,451,840)	$(135,113,062)

Class C
Year ended September 30, 2007:
Shares sold	626,438	$9,575,189
Shares reacquired	(1,652,887)	(25,246,555)

Net increase (decrease) in shares outstanding	(1,026,449)	$(15,671,366)

Year ended September 30, 2006:
Shares sold	1,274,795	$18,683,730
Shares reacquired	(1,628,475)	(23,497,600)

Net increase (decrease) in shares outstanding	(353,680)	$(4,813,870)

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	29

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended September 30, 2007:
Shares sold	185,676	$2,859,896
Shares reacquired	(20,780)	(322,654)

Net increase (decrease) in shares outstanding	164,896	$2,537,242

Year ended September 30, 2006:
Shares sold	14,438	$213,159
Shares reacquired	(2,346)	(34,136)

Net increase (decrease) in shares outstanding	12,092	$179,023

Class Z
Year ended September 30, 2007:
Shares sold	11,845,817	$205,660,162
Shares reacquired	(26,032,192)	(452,798,714)

Net increase (decrease) in shares outstanding	(14,186,375)	$(247,138,552)

Year ended September 30, 2006:
Shares sold	18,239,433	$295,499,627
Shares reacquired	(34,137,694)	(564,380,123)

Net increase (decrease) in shares outstanding	(15,898,261)	$(268,880,496)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series utilized the line of credit during the year ended September 30, 2007. The average daily balance for the 47 days the Series had an outstanding balance was approximately $7,295,500 at a weighted average interest rate of approximately

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5.68%. At September 30, 2007, the Series had an outstanding loan amount of approximately $12,221,000.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Series financial statements have not been impacted by the adoption of FIN 48. However, conclusions regarding FIN 48 may be subject to review and adjusted at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Note 9. In-Kind Redemption

During the year ended September 30, 2006, shareholders redeemed fund shares in exchange for Series’ portfolio securities valued at $122,469,608. The Fund realized a gain of $13,924,737 related to the in-kind redemption transactions. This gain is not taxable for Federal Income Tax purposes.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	31

Financial Highlights

	Class A
	Year Ended September 30, 2007
Per Share Operating Performance:(a)
Net Asset Value, Beginning Of Year	$15.78

Income (loss) from investment operations:
Net investment income (loss)	—	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.44

Total from investment operations	2.44

Net asset value, end of year	$18.22

Total Return(c):	15.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,566,814
Average net assets (000)	$1,525,634
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.02%
Expenses, excluding distribution and service (12b-1) fees	.77%
Net investment income (loss)	—	%(e)
Portfolio turnover rate	63%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Less than .005%.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2006	2005	2004	2003

$15.31	$12.84	$11.77	$9.73

(.03)	.01	(.04)	(.02)
.50	2.46	1.11	2.06

.47	2.47	1.07	2.04

$15.78	$15.31	$12.84	$11.77

3.07%	19.24%	9.09%	20.97%

$1,481,913	$1,348,039	$1,200,078	$1,134,839
$1,393,481	$1,258,500	$1,237,249	$1,034,231

1.04%	1.06%	1.05%	1.17%
.79%	.81%	.80%	.92%
(.18)%	.04%	(.27)%	(.21)%
72%	57%	68%	64%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	33

Financial Highlights

continued

Class B
Year Ended September 30, 2007
Per Share Operating Performance:(a)
Net Asset Value, Beginning Of Year	$14.42

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	2.23

Total from investment operations	2.11

Net asset value, end of year	$16.53

Total Return(b):	14.63%
Ratios/Supplemental Data:
Net assets, end of year (000)	$163,232
Average net assets (000)	$205,950
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.77%
Expenses, excluding distribution and service (12b-1) fees	.77%
Net investment loss	(.75)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2006	2005	2004	2003

$14.09	$11.90	$11.00	$9.16

(.13)	(.09)	(.12)	(.10)
.46	2.28	1.02	1.94

.33	2.19	.90	1.84

$14.42	$14.09	$11.90	$11.00

2.34%	18.40%	8.18%	20.09%

$243,951	$371,561	$481,876	$565,727
$322,042	$439,078	$560,217	$602,105

1.79%	1.81%	1.80%	1.92%
.79%	.81%	.80%	.92%
(.91)%	(.66)%	(1.02)%	(.95)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	35

Financial Highlights

continued

Class C
Year Ended September 30, 2007
Per Share Operating Performance:(a)
Net Asset Value, Beginning Of Year	$14.42

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	2.23

Total from investment operations	2.11

Net asset value, end of year	$16.53

Total Return(b):	14.63%
Ratios/Supplemental Data:
Net assets, end of year (000)	$78,280
Average net assets (000)	$79,797
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.77%
Expenses, excluding distribution and service (12b-1) fees	.77%
Net investment loss	(.75)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2006	2005	2004	2003

$14.09	$11.90	$11.00	$9.16

(.14)	(.08)	(.12)	(.10)
.47	2.27	1.02	1.94

.33	2.19	.90	1.84

$14.42	$14.09	$11.90	$11.00

2.34%	18.40%	8.18%	20.09%

$83,123	$86,198	$96,253	$106,850
$87,385	$91,313	$107,401	$105,518

1.79%	1.81%	1.80%	1.92%
.79%	.81%	.80%	.92%
(.99)%	(.61)%	(1.02)%	(.96)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	37

Financial Highlights

continued

	Class R
	Year Ended September 30,		December 17, 2004(a) Through September 30, 2005
	2007	2006
Per Share Operating Performance:(b)
Net Asset Value, Beginning Of Period	$14.59	$14.15	$12.97

Income (loss) from investment operations:
Net investment loss	(.03)	(.06)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	2.24	.50	1.23

Total from investment operations	2.21	.44	1.18

Net asset value, end of period	$16.80	$14.59	$14.15

Total Return(c):	15.15%	3.11%	9.10%
Ratios/Supplemental Data:
Net assets, end of period(000)	$2,977	$179,270 (d)	$2,727	(d)
Average net assets(000)	$1,849	$54,657 (d)	$2,528	(d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.27%	1.29%	1.31	%(f)
Expenses, excluding distribution and service (12b-1) fees	.77%	.79%	.81	%(f)
Net investment loss	(.20)%	(.47)%	(.52	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended September 30, 2007
Per Share Operating Performance:(a)
Net Asset Value, Beginning Of Year	$16.25

Income (loss) from investment operations:
Net investment income (loss)	.04
Net realized and unrealized gain on investment and foreign currency transactions	2.51

Total from investment operations	2.55

Net asset value, end of year	$18.80

Total Return(c):	15.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,100,959
Average net assets (000)	$1,134,856
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.77%
Expenses, excluding distribution and service (12b-1) fees	.77%
Net investment income (loss)	.25%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2006	2005	2004	2003

$15.72	$13.15	$12.03	$9.92

.01	.04	— (b)	— (b)
.52	2.53	1.12	2.11

.53	2.57	1.12	2.11

$16.25	$15.72	$13.15	$12.03

3.37%	19.54%	9.31%	21.27%

$1,182,040	$1,393,365	$1,274,544	$1,360,076
$1,305,889	$1,324,754	$1,441,730	$1,226,178

.79%	.81%	.80%	.92%
.79%	.81%	.80%	.92%
.08%	.28%	(.02)%	.03%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Growth Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./ Jennison Growth Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1995(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	43

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	45

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Growth Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Growth Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, waivers or expense caps) in relation to its Peer Universe (the

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Lipper Retail and Institutional Large-Cap Growth Funds Performance Universe) was in the first quartile for the three-year period and in the second quartile for the five- and ten-year periods, though it was in the fourth quartile during the one-year period. The Board noted that the Fund outperformed its benchmark index over the three- five- and ten-year periods, though it underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee, actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	9.11%	12.09%	4.09%	—
Class B	9.63	12.41	3.90	—
Class C	13.63	12.53	3.90	—
Class R	15.15	N/A	N/A	9.73% (12/17/04)
Class Z	15.69	13.64	4.94	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	15.46%	13.37%	4.68%	—
Class B	14.63	12.53	3.90	—
Class C	14.63	12.53	3.90	—
Class R	15.15	N/A	N/A	9.73% (12/17/04)
Class Z	15.69	13.64	4.94	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.07%; Class B, 1.77%; Class C, 1.77%; Class R, 1.52%; Class Z, 0.77%. Net operating expenses apply to: Class A, 1.02%; Class B, 1.77%; Class C, 1.77%; Class R, 1.27%; Class Z, 0.77%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 2, 1997) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of medium- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	JGRCR	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    IFS-A140905    Ed. 11/2007

SEPTEMBER 30, 2007	ANNUAL REPORT

Jennison Equity Opportunity Fund

FUND TYPE

Small-, mid-, and large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 15, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Equity Opportunity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Opportunity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.11%; Class B, 1.81%; Class C, 1.81%; Class R, 1.56%; Class Z, 0.81%. Net operating expenses apply to: Class A, 1.06%; Class B, 1.81%; Class C, 1.81%; Class R, 1.31%; Class Z, 0.81%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Cumulative Total Returns as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	17.21%	113.54%	189.50%	—
Class B	16.40	105.82	168.86	—
Class C	16.40	105.82	168.86	—
Class R	16.94	N/A	N/A	36.23% (12/17/04)
Class Z	17.52	116.08	196.40	—
S&P 500 Index[2]	16.42	105.00	88.92	**
Lipper Multi-Cap Core Funds Avg.[3]	17.00	107.66	109.00	***

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	10.76%	15.08%	10.59%	—
Class B	11.40	15.42	10.40	—
Class C	15.40	15.53	10.40	—
Class R	16.94	N/A	N/A	11.73% (12/17/04)
Class Z	17.52	16.66	11.48	—
S&P 500 Index[2]	16.42	15.44	6.57	**
Lipper Multi-Cap Core Funds Avg.[3]	17.00	15.56	7.19	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to inception cumulative total return is 32.53% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 10.78% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return is 32.95% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 10.83% for Class R.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/07
Allied Waste Industries, Inc., Commercial Services & Supplies	2.4%
American International Group, Inc., Insurance	2.2
Charles Schwab Corp. (The), Capital Markets	2.0
XM Satellite Radio Holdings, Inc. “Class A”, Media	1.9
Dover Corp., Machinery	1.9

Holdings are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/07
Pharmaceuticals	9.9%
Media	8.5
Software	7.7
Insurance	6.1
Capital Markets	5.6

Industry weightings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	3

Strategy and Performance Overview

How did the Fund perform relative to its benchmark, the S&P 500 Index?

The Jennison Equity Opportunity Fund Class A shares returned 17.21% for the 12 months ended September 30, 2007, outperforming the 16.42% return of the broad market as measured by the S&P 500 Index and the 17.00% return of the Lipper Multi-Cap Core Funds Average.

What was the market environment like for equities during the reporting period?

Early in the Fund’s fiscal year, U.S. economic growth moderated and the outlook for equities was mixed. However, by the end of 2006, a robust global economy recorded its strongest cumulative growth in gross domestic product (GDP) in a decade, helping to lift equity market indexes worldwide. Some companies in the S&P 500 Index with international business operations recorded higher earnings, boosting share prices considerably. Low interest rates and abundant liquidity also contributed to strong U.S. and international markets. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would decline. The housing and automotive sectors, however, posted their weakest showings in many years.

Two competing views of the economy vied for dominance as 2007 began. One camp asserted that with energy prices receding and inflation in check , the Federal Open Market Committee (FOMC) would begin lowering the target for the federal funds rate on overnight loans between banks to reinvigorate U.S. economic growth, which had slowed to an anemic pace. The rival view held that economic expansion, though slowing, remained solid, and that the continued threat of inflation precluded any near-term loosening of monetary policy. GDP growth, which slowed in the first calendar quarter of 2007, rebounded in the second quarter, with employment growth, manufacturing output, consumer spending, and business investment all contributing to the acceleration.

Energy prices, which had spiked during the final weeks of March, remained high into the second quarter, raising concerns that gasoline prices could erode consumer spending in other areas. The residential real estate market faced an ongoing correction, as prices and turnover continued to moderate. Capital markets volatility reflected the problem, as concerns about subprime mortgages (home loans made to borrowers with poor credit history) grew. Corporate earnings growth came in below the double-digit growth rates of the past several years, but above consensus estimates, largely due to continued revenue growth and profit margin expansion.

In the final months of the Fund’s fiscal year, defaults on home loans rose as declining home prices sapped household equity; moreover, resets on floating-rate mortgages

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elevated monthly payments to burdensome levels. A chain reaction—set in motion by the deterioration of credit quality in subprime mortgages and related segments of the U.S. residential mortgage market—led to gridlock and dislocation in the credit markets in early August. Over the years, hundreds of billions of dollars of hybrid mortgages had been originated and packaged into complex credit instruments, and then sold to investors seeking higher yields. Many of these securities also included highly rated credit components, often with investment-grade credit ratings.

In early August, major European banks scrambled to find the sharply higher amounts of short-term liquidity necessary to fund standby commitments to special purpose vehicles, including hedge funds that had invested in what had become nonperforming assets. Several institutions were forced to seek funds directly from central banks as uncertainty about the ability to repay curtailed interbank lending. The benchmark LIBOR rate soared amid this liquidity scramble, eventually spilling back into the U.S. commercial paper market. In response to skyrocketing financial market volatility, the U.S. Federal Reserve reduced the rate at which it provides funds to the banking system through its discount window. A month later, it lowered the benchmark federal funds rate by 50 basis points, to 4.75%. Equities also suffered from the credit market tumult, although for a relatively short period, before stabilizing in late August. The September reduction in the fed funds rate sparked a stock market rally that drove meaningful gains into quarter-end.

In the current market environment, where stocks in all market capitalizations and investment styles are more volatile, stock selection is proving to be key for beating market indexes. We have been able to identify new ideas in many sectors that have been overlooked by the market and possess company-specific catalysts that we believe will lead investors to the stocks. Although we construct our portfolio from the bottom up, we are mindful of macroeconomic trends that may adversely affect our holdings. Currently, we see the economy as somewhat balanced, albeit slowing in the United States, especially where directly or indirectly tied to the consumer.

What holdings made the largest positive contributions to the Fund’s return?

Performance was broad based with every sector posting positive returns, with the exception of telecom services. Energy positions recorded the largest gains, finishing the period up 68%. Although most of the energy companies in the Fund focus on oil services or international expansion rather than being linked directly to oil prices, high prices for crude oil still helped the Fund’s holdings. Standout performers included National Oilwell Varco, Schlumberger, Occidental Petroleum, Range Resources, and Baker Hughes. The Fund had a lower exposure to the energy sector than the S&P 500 Index, but the Fund’s positions in that sector outperformed the Index by a wide margin.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	5

Strategy and Performance Overview (continued)

Consumer discretionary holdings made the strongest contribution to the Fund’s returns, though the performance among individual positions varied significantly. Stock prices of Discovery Holding, Bally Technologies, Gemstar-TV Guide International, and Liberty Global advanced. Shares of Discovery Holding rose due to the company’s ongoing restructuring. While we remain positive on Discovery, we have been trimming the position due to its increasing valuation.

Bally Technologies designs and sells casino enterprise systems. The company’s primary products include slot machines, slot monitoring, casino management, and cashless systems designed to streamline casino business processes through the use of technology. Bally Technologies gained over 101% during the reporting period as its remarkable turnaround in the gaming technology space continued. The company’s new slot products gained impressive market share and its systems business outperformed expectations.

We believe that Liberty Global, an international broadband communications provider, is poised to benefit from subscriber growth as high definition television, digital cable, and internet phone become more widespread. We continue to like its attractive valuation, believing it to be one of the cheapest stocks in its peer group.

For information on Gemstar-TV Guide International, please see the “Were there significant changes to the portfolio?” section below.

The Fund was well positioned in financials and outperformed the S&P 500’s lackluster performance in this sector. Charles Schwab (see the Comments on Largest Holdings section below) and Nuveen Investments (see the “Were there significant changes to the portfolio?” section below) led the Fund in this sector.

Other positions of note included NRG Energy from the utilities sector, Honeywell International from the industrials sector, and Nalco Holding from the materials sector. Merchant power generation company NRG Energy benefited from the potential acquisition of Texas-based utility company TXU by a private equity firm. The proposed deal demonstrated to the public market that private equity firms are valuing energy generation assets very highly. Subsequently, NRG’s share price rose. In our view, NRG is well valued and should benefit as demand growth catches up to supply. Additionally, we believe its portfolio of attractive low-cost power generation plants should help the company increase profit margins, especially in an environment of rising commodity prices.

Aerospace and defense company Honeywell International reported in April its best quarter since the 1999 Allied Signal merger, beating analyst consensus. The results

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were strong across aerospace and automation and control units. Honeywell also raised its overall 2007 guidance, and we have trimmed the position due to its increasing valuation.

Nalco, a global provider of integrated water treatment and process chemicals in the general industrial, energy services, and paper industries, has been achieving pricing power. Although it is a minor portion of its customers’ cost structure, its role is critical to the industries it supplies. We like the stability of Nalco’s water and energy end markets and its cash generative potential, and we believe technological innovation should drive the paper segment. Nalco has consistently used the cash on its balance sheet to pay down debt and buy back stock, which should increase shareholder value.

What holdings detracted most from the Fund’s return?

Consumer discretionary holdings, Warner Music Group, Ryland Group, and Radio One experienced steep declines. Warner Music Group operates two businesses: Recorded Music (marketing, sale and licensing of recorded music in physical and digital formats) and Music Publishing (owns and acquires rights to musical compositions, exploits and markets these compositions, and receives royalties or fees for their use). Shares of the company slipped in concert with its peers due to lackluster industry trends. We remain confident in Warner Music and believe digital growth will be the key driver going forward eventually offsetting the decline in physical music sales. The company has effectively managed its cost structure, reduced its roster of artists to spend more time and investment on artists they believe have more potential, and has taken a leadership position in digital music. We also believe the current price is supported by the value of the music publishing operation.

Ryland Group is a well-diversified, mid-cap homebuilder with an average home price under $300,000. During August 2007, new home sales fell sharply; however, inventory rose only modestly. Our small position size helped to mitigate the impact of the stock’s double-digit decline. We remain comfortable with Ryland and have added to it on weakness. Ryland trades at a significant discount to book value—assets minus liabilities—even after adjusting for potential land writedowns, which are widespread in the industry. On the other hand, Ryland’s conservative capital management during the ‘04-’06 period had de-emphasized land purchases in favor of stock buybacks. Although we expect Ryland to take some moderate hits to its land inventory, we are comfortable with the company’s underlying earnings power once the housing market stabilizes.

Shares of Radio One fell due to an announcement that its Chief Financial Officer (CFO) Scott Royster plans to step down by year-end and due to overall weakness in the radio industry.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

Healthcare positions Omnicare and Wyeth retraced some of the Fund’s gains in this sector and were among the largest detractors from returns. Omnicare provides pharmaceuticals and related pharmacy services to long-term care institutions, as well as clinical research for pharmaceutical and biotechnology industries. Omnicare’s shares declined as the company failed to meet expectations due to a combination of bed loss (albeit only 1%), discounting generics, and higher labor costs. We sold the position after the Fund’s fiscal year ended.

In the Fund’s pharmaceuticals holdings, Wyeth primarily weakened on news that the Food and Drug Administration requested the company to provide additional data on the potential for serious adverse cardiovascular and hepatic effects associated with the use of Pristiq, a drug used in treating moderate-to-severe hot flashes and night sweats in menopausal women. Wyeth also declined in part due its battle, along with its business partner Nycomed (formerly Altana), against Teva Pharmaceuticals, which intends to make a generic version of Protonix. We believe a settlement on Protonix will be reached in the near future. We continue to hold Wyeth, believing its stock price undervalues the growth prospects of the company’s diversified pharmaceutical portfolio.

Were there significant changes to the portfolio?

Major purchases and sales during the period reflected company-specific fundamentals and developments. Significant new positions were established in H&R Block, Stancorp Financial, The Gap, and Newfield Exploration.

H&R Block is primarily a tax preparer with a mortgage business, which the company is selling. Continued weakness in the subprime market resulted in negative first-quarter results, which in turn caused a sell-off in the stock as investors feared H&R Block will either get a low price or cancel the sale of its Option One Mortgage business. However, H&R Block shares retraced some losses in September due to the preliminary announcement that Richard Breeden, Robert Gerard and L. Edward Shaw, from activist hedge fund Breeden Capital, have been elected to H&R Block’s board. We believe they will support new strategies to unlock value and realize a higher share price for the company. We are optimistic the sale of Option One Mortgage will materialize, allowing the company to focus on the steadily improving tax preparation business.

Stancorp Financial Group provides employee benefit products, serving the life and disability insurance needs of employer groups and individuals. We believe Stancorp is conservatively run by a solid management team. The company is gaining market share and consistently growing faster than the market. During the first half of 2006, Stancorp experienced volatility in claims, which led to a higher-than-expected

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amount of claims being paid out. In the third quarter of 2006, there was an improvement in this trend. We bought shares of Stancorp believing it had considerable potential for getting its group insurance loss ratio back on track and improving topline growth in 2007. As of the third quarter of 2007, Stancorp has lowered its loss ratio by 3% and increased premium growth by 9%, which helped its stock perform very well thus far in 2007.

The Gap Inc. is a global specialty retailer that operates stores under the Gap, Banana Republic, and Old Navy brands. The Gap has been going through a major restructuring after more than two years of deteriorating sales and profitability. The catalyst to buy the stock was a positive quarterly earnings pre-announcement that showed the restructuring was having a positive impact. Although traffic to the Gap’s stores remains weak, as it is for many peers, it has been able to increase margins because of better inventory management and less markdowns. This margin stabilization, along with the operating discipline of the well-received new Chief Executive Officer (CEO) Glenn Murphy, should give the stock an attractive risk/reward balance going forward.

Newfield Exploration is a U.S. oil and natural gas exploration and production company. Newfield Exploration divested its higher cost, high-depletion-rate shallow water Gulf of Mexico shelf assets to focus on its longer-lived potential in the Rockies, Woodford Shale, and Deepwater Gulf of Mexico. Newfield Exploration has the premier land position and deepest knowledge base of the Woodford Shale, a prolific, non-conventional natural gas resource, which is developing into a driver of Newfield Exploration’s bottom line. We have confidence in the company’s management team and think the stock is attractively valued.

Holdings in other securities, such as Gemstar-TV Guide International Inc., CSX Corp., Nuveen, and People United Financial were eliminated.

Gemstar-TV Guide International Inc. is a media, entertainment, and technology company. We bought Gemstar shares believing the company had undervalued assets and a solid balance sheet with a substantial cash position. Recently, Gemstar’s Board put the company up for sale, which sent its shares higher. Since our initial purchase in June 2005, the stock has appreciated significantly. While we believe Gemstar may be acquired at a nice premium to the stock price at the time of the announcement, we decided to take profits and exit the position, since the potential reward was not worth the risk.

Since our initial purchase of railroad company CSX in February 2003, the stock has appreciated approximately 223%. CSX reported strong consecutive quarterly results

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	9

Strategy and Performance Overview (continued)

due to solid demand for its services and a favorable pricing environment. We took profits and exited the position because we believed that it was overvalued.

Nuveen was a leading investment management company and one of the premier players in closed-end funds and managed accounts. Nuveen also possessed industry-leading profitability and a first-tier distribution network with the top financial service players. We originally bought Nuveen when Traveler’s insurance divested its 80% holding in April 2005. After Nuveen announced that it would be acquired by a private-equity group, we decided to sell our shares at a profit.

People’s United Financial is a regional bank, primarily located in Connecticut. We invested in People’s United Financial, which has a competitive market position in the high-income Fairfield County, Connecticut area, believing that the value in this deposit-gathering franchise would be unlocked within the next 12-18 months. Over time we thought People’s profitability, strong balance sheet, and positive rating outlook would increase the value of the stock. Unfortunately, the recent turmoil in the housing market and subprime loan arena has spilled over into the regional bank sector. Given our tightening risk/reward outlook for People’s United Financial, we exited the position in June at a small loss.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/07.

2.4%	Allied Waste Industries, Inc./Commercial Services & Supplies

Allied Waste Industries provides integrated waste management services and owns landfills. The company and two other large players in this space have control of 50% of the market. Allied Waste Industries has benefited from an increase in pricing and margin expansion without creating account churn. Despite the decrease in volume, we remain positive on Allied Waste and believe the reward to risk outlook is attractive. We think the company’s ability to generate cash flow should continue.

2.2%	American International Group, Inc./Insurance

American International Group (AIG) is engaged in a range of insurance and insurance-related activities in the United States and abroad. Its primary activities include general insurance as well as life insurance and retirement services operations. Although AIG shares declined as investors questioned whether the company could grow in the aftermath of management changes, which stemmed from an investigation led by then New York Attorney General Eliot Spitzer, we believe its businesses and competitive position remain intact. As AIG and its management team prove they still can execute and continue to be a true growth company, the stock’s valuation should continue to recover. We believe AIG is poised to increase revenue and earnings, especially from its international business, particularly in Asia.

2.0%	Charles Schwab Corp. (The)/Capital Markets

In our view, Schwab has best-in-class growth, driven by asset gathering efforts, which have benefited from strong trends, a strong Registered Investment Advisor franchise and new product innovation. Schwab is also helped by management’s efforts to contain costs. Finally, we are encouraged by the company’s continued focus on capital management, an area in which it is the most active among its peers. The proceeds from its sale of U.S. Trust were initially intended to go to an acquisition to boost its 401(k) presence. However, Schwab’s management did not see a reasonably priced candidate and instead announced a special dividend as well as a $2.3 billion share repurchase, exhibiting continued fiscal discipline.

1.9%	XM Satellite Radio Holdings, Inc. “Class A”/Media

We purchased shares of XM Satellite Radio because we are optimistic that the pending merger with Sirius Satellite Radio should gain government approval. We believe the two companies have many synergies that, in the long term, should accommodate Federal Communications Commission conditions aimed to safeguard that the merger be in the “public interest.” While the Department of Justice (DOJ) has its own specific criteria to satisfy that the deal is in the “public interest,” we anticipate the DOJ’s antitrust concerns will be assuaged or eliminated.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	11

Comments on Largest Holdings (continued)

1.9%	Dover Corp./Machinery

Dover manufactures industrial products and components. The company operates in four segments: Electronic Technologies, Engineered Systems, Industrial Products, and Fluid Management. We expect a positive change for Dover’s unit growth, which in turn should bode well for profitability, leading the stock higher. Additionally, we think the capital allocated toward the large stock repurchase program should further bolster the stock.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2007, at the beginning of the period, and held through the six-month period ended September 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	13

Fees and Expenses (continued)

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,052.40	0.98%	$5.04
	Hypothetical	$1,000.00	$1,020.16	0.98%	$4.96

Class B	Actual	$1,000.00	$1,048.50	1.73%	$8.88
	Hypothetical	$1,000.00	$1,016.39	1.73%	$8.74

Class C	Actual	$1,000.00	$1,048.50	1.73%	$8.88
	Hypothetical	$1,000.00	$1,016.39	1.73%	$8.74

Class R	Actual	$1,000.00	$1,051.70	1.23%	$6.33
	Hypothetical	$1,000.00	$1,018.90	1.23%	$6.23

Class Z	Actual	$1,000.00	$1,053.30	0.73%	$3.76
	Hypothetical	$1,000.00	$1,021.41	0.73%	$3.70

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.0%
COMMON STOCKS

Aerospace & Defense 1.3%
127,400	Honeywell International, Inc.	$7,576,478

Airlines 1.3%
814,600	JetBlue Airways Corp.(a)(b)	7,510,612

Biotechnology 1.2%
121,800	Amgen, Inc.(a)	6,890,226

Capital Markets 5.6%
153,104	Bank of New York Mellon Corp. (The)	6,758,011
521,200	Charles Schwab Corp. (The)	11,257,920
173,900	Lazard Ltd., “Class A”	7,373,360
352,100	TD Ameritrade Holdings Corp.(a)	6,415,262

		31,804,553

Chemicals 2.4%
171,600	E.I. du Pont de Nemours & Co.(b)	8,504,496
185,200	Nalco Holdings Co.	5,491,180

		13,995,676

Commercial Banks 1.7%
906,565	Royal Bank of Scotland Group PLC (United Kingdom)	9,737,839

Commercial Services & Supplies 3.8%
1,070,100	Allied Waste Industries, Inc.(a)(b)	13,643,775
216,400	Waste Management, Inc.	8,166,936

		21,810,711

Communications Equipment 3.7%
239,500	Corning, Inc.	5,903,675
339,300	Motorola, Inc.	6,287,229
218,800	QUALCOMM, Inc.	9,246,488

		21,437,392

Computers & Peripherals 1.9%
235,800	Diebold, Inc.	10,710,036

Containers & Packaging 1.0%
509,400	Smurfit-Stone Container Corp.(a)	5,949,792

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Diversified Consumer Services 3.1%
285,100	Career Education Corp.(a)	$7,979,949
460,200	H&R Block, Inc.	9,747,036

		17,726,985

Diversified Financial Services 0.7%
196,300	KKR Private Equity Investors LLP, RDU, Private Placement 144A	3,827,850
	(cost $4,892,132; purchased 5/03/06 - 5/05/06)(f)(g)

Electronic Equipment & Instruments 1.2%
142,100	Sony Corp. ADR (Japan)	6,829,326

Energy Equipment & Services 4.5%
116,800	Baker Hughes, Inc.	10,555,216
34,200	National-Oilwell Varco, Inc.(a)(b)	4,941,900
96,100	Schlumberger Ltd.	10,090,500

		25,587,616

Food & Staples Retailing 4.3%
316,600	Kroger Co. (The)	9,029,432
260,900	Performance Food Group Co.(a)(b)	7,860,917
177,500	Wal-Mart Stores, Inc.	7,747,875

		24,638,224

Food Products 3.3%
814,400	Cadbury Schweppes PLC (United Kingdom)	9,447,680
354,300	ConAgra Foods, Inc.	9,257,859

		18,705,539

Health Care Equipment & Supplies 1.0%
128,900	St. Jude Medical, Inc.(a)	5,680,623

Health Care Providers & Services 0.7%
117,300	Omnicare, Inc.	3,886,149

Hotels, Restaurants & Leisure 0.7%
117,200	Bally Technologies, Inc.(a)(b)	4,152,396

Household Durables 0.6%
172,200	Ryland Group, Inc. (The)(b)	3,690,246

Household Products 1.1%
89,900	Kimberly-Clark Corp.	6,316,374

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Independent Power Producers & Energy Traders 1.0%
131,600	NRG Energy, Inc.(a)(b)	$5,565,364

Insurance 6.1%
182,200	American International Group, Inc.	12,325,830
142,900	Axis Capital Holdings Ltd.	5,560,239
132,800	MBIA, Inc.(b)	8,107,440
184,500	StanCorp Financial Group, Inc.	9,134,595

		35,128,104

Internet & Catalog Retail 1.1%
220,100	IAC/InterActiveCorp.(a)	6,530,367

IT Services 1.0%
108,200	CACI International, Inc. “Class A”(a)(b)	5,527,938

Machinery 4.2%
128,700	Actuant Corp. “Class A”	8,361,639
211,300	Dover Corp.	10,765,735
91,500	Nordson Corp.(b)	4,594,215

		23,721,589

Media 8.5%
533,700	Citadel Broadcasting Corp.	2,220,192
231,800	Discovery Holding Co., “Class A”(a)(b)	6,687,430
205,737	Liberty Global Inc., Series C(a)	7,953,792
577,200	Pearson PLC (United Kingdom)	8,945,679
148,043	Viacom, Inc. “Class B”(a)	5,769,236
581,500	Warner Music Group Corp.(b)	5,873,150
785,800	XM Satellite Radio Holdings, Inc. “Class A”(a)	11,134,786

		48,584,265

Metals & Mining 2.1%
292,600	Massey Energy Co.	6,384,532
119,400	Peabody Energy Corp.(b)	5,715,678

		12,100,210

Oil, Gas & Consumable Fuels 2.8%
130,500	Newfield Exploration Co.(a)	6,284,880
155,700	Occidental Petroleum Corp.	9,977,256

		16,262,136

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Pharmaceuticals 9.9%
154,800	Abbott Laboratories	$8,300,376
177,900	Endo Pharmaceuticals Holdings, Inc.(a)	5,516,679
321,800	Medicis Pharmaceutical Corp. “Class A”	9,818,117
153,800	Novartis AG, ADR (Switzerland)	8,452,848
226,300	Pfizer, Inc.	5,528,509
269,000	Watson Pharmaceuticals, Inc.(a)	8,715,600
213,900	Wyeth	9,529,245

		55,861,374

Semiconductors & Semiconductor Equipment 2.4%
508,100	Integrated Device Technology, Inc.(a)	7,865,388
364,600	Marvell Technology Group, Ltd.(a)	5,968,502

		13,833,890

Software 7.7%
495,600	BEA Systems, Inc.(a)	6,873,972
304,900	Check Point Software Technologies Ltd.(a)(b)	7,677,382
237,100	Fair Isaac Corp.(b)	8,561,681
243,900	Manhattan Associates, Inc.(a)(b)	6,685,299
275,700	Microsoft Corp.	8,122,122
316,800	Symantec Corp.(a)	6,139,584

		44,060,040

Specialty Retail 3.6%
151,600	Best Buy Co., Inc.(b)	6,976,632
314,000	Gap, Inc. (The)	5,790,160
366,700	Urban Outfitters, Inc.(a)(b)	7,994,060

		20,760,852

Thrifts & Mortgage Finance 2.3%
381,400	Countrywide Financial Corp.(b)	7,250,414
100,800	Downey Financial Corp.(b)	5,826,240

		13,076,654

Wireless Telecommunication Services 1.2%
345,300	Sprint Nextel Corp.	6,560,700

	Total long-term investments (cost $489,356,564)	566,038,126

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 20.0%

U.S. Government Security
$105	United States Treasury Bill 4.85%, 12/20/07(d) (cost $103,893)	$104,142

Shares

Affiliated Money Market Mutual Fund 20.0%
	Dryden Core Investment Fund-Taxable Money Market Series
114,169,763	(Cost $114,169,763; includes $108,310,837 of cash collateral received for securities on loan)(c)(e)	114,169,763

	Total short-term investments (cost $114,273,656)	114,273,905

	Total Investments(h) 119.0% (cost $603,630,220; Note 5)	680,312,031
	Liabilities in excess of other assets (19.0%)	(108,403,973)

	Net Assets 100%	$571,908,058

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

RDU—Restricted Depository Unit

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $102,716,034; cash collateral of $108,310,837 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(f)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	Indicates a restricted security. The aggregate cost of the security is $4,892,132. The aggregate market value of $3,827,850 represents 0.7% of net assets.
(h)	As of September 30, 2007, one security representing $3,827,850 and 0.6% of the total market value of the Portfolio was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	19

Portfolio of Investments

as of September 30, 2007 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 18.9% of collateral received for securities on loan)	20.0%
Pharmaceuticals	9.9
Media	8.5
Software	7.7
Insurance	6.1
Capital Markets	5.6
Energy Equipment & Services	4.5
Food & Staples Retailing	4.3
Machinery	4.2
Commercial Services & Supplies	3.8
Communications Equipment	3.7
Specialty Retail	3.6
Food Products	3.3
Diversified Consumer Services	3.1
Oil, Gas & Consumable Fuels	2.8
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.4
Thrifts & Mortgage Finance	2.3
Metals & Mining	2.1
Computers & Peripherals	1.9
Commercial Banks	1.7
Aerospace & Defense	1.3
Airlines	1.3
Biotechnology	1.2
Electronic Equipment & Instruments	1.2
Wireless Telecommunication Services	1.2
Household Products	1.1
Internet & Catalog Retail	1.1
Containers & Packaging	1.0
Health Care Equipment & Supplies	1.0
Independent Power Producers & Energy Traders	1.0
IT Services	1.0
Diversified Financial Services	0.7
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	0.7
Household Durables	0.6

119.0
Liabilities in excess of other assets	(19.0)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2007	ANNUAL REPORT

Jennison Equity Opportunity Fund

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Investments at value, including securities on loan of $102,716,034:
Unaffiliated investments (cost $489,460,457)	$566,142,268
Affiliated investments (cost $114,169,763)	114,169,763
Foreign currency, at value (cost $22,103)	23,389
Receivable for investments sold	1,102,920
Dividends receivable	630,748
Receivable for Series shares sold	560,453
Receivable from securities lending, net	54,554
Prepaid expenses	10,651

Total assets	682,694,746

Liabilities
Collateral for securities on loan	108,310,837
Payable for Series shares reacquired	915,857
Accrued expenses	467,844
Payable for investments purchased	293,857
Management fee payable	272,305
Payable to custodian	221,539
Distribution fee payable	207,263
Transfer agent fee payable	93,996
Deferred directors’ fees	3,190

Total liabilities	110,786,688

Net Assets	$571,908,058

Net assets were comprised of:
Common stock, at par	$32,946
Paid-in capital in excess of par	429,053,939

429,086,885
Undistributed net investment income	469,639
Accumulated net realized gain on investment and foreign currency transactions	65,662,255
Net unrealized appreciation on investments and foreign currencies	76,689,279

Net assets, September 30, 2007	$571,908,058

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($324,835,374 ÷ 18,311,183 shares of common stock issued and outstanding)	$17.74
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price to public	$18.77

Class B
Net asset value, offering price and redemption price per share
($124,474,827 ÷ 7,578,342 shares of common stock issued and outstanding)	$16.43

Class C
Net asset value, offering price and redemption price per share
($48,445,373 ÷ 2,949,445 shares of common stock issued and outstanding)	$16.43

Class R
Net asset value, offering price and redemption price per share
($3,400 ÷ 204 shares of common stock issued and outstanding)	$16.67

Class Z
Net asset value, offering price and redemption price per share
($74,149,084 ÷ 4,107,303 shares of common stock issued and outstanding)	$18.05

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	23

Statement of Operations

Year Ended September 30, 2007

Net Investment Income
Income
Unaffiliated dividend income	$7,237,215
Affiliated dividend income	735,973
Affiliated income from securities loaned, net	238,168
Unaffiliated interest	17,014

Total income	8,228,370

Expenses
Management fee	3,482,749
Distribution fee—Class A	811,206
Distribution fee—Class B	1,379,770
Distribution fee—Class C	508,513
Distribution fee—Class R	16
Transfer agent’s fee and expenses (including affiliated expense of $791,700)	1,010,000
Registration fees	66,000
Custodian’s fees and expenses	60,000
Reports to shareholders	60,000
Legal fees and expenses	20,000
Audit fee	20,000
Directors’ fees	19,000
Insurance	17,000
Dividends paid for short sales	10,580
Miscellaneous	18,236

Total expenses	7,483,070

Net investment income	745,300

Realized And Unrealized Gain On Investments and Foreign Currencies
Net realized gain on:
Investment transactions	80,388,771
Foreign currency transactions	23,037
Short sales	1,289,375

81,701,183

Net change in unrealized appreciation (depreciation) on:
Investments	11,139,957
Foreign currencies	10,027

11,149,984

Net gain on investments and foreign currencies	92,851,167

Net Increase In Net Assets Resulting From Operations	$93,596,467

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$745,300	$974,598
Net realized gain on investment and foreign currency transactions	81,701,183	75,135,378
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,149,984	(2,957,156)

Net increase in net assets resulting from operations	93,596,467	73,152,820

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(395,173)	(1,531,153)
Class B	—	—
Class C	—	—
Class R	—	(7)
Class Z	(351,711)	(1,996,423)

	(746,884)	(3,527,583)

Distributions from net realized gains
Class A	(40,656,104)	(47,030,702)
Class B	(19,865,797)	(27,242,728)
Class C	(7,016,398)	(8,923,183)
Class R	(412)	(407)
Class Z	(11,180,238)	(39,374,021)

	(78,718,949)	(122,571,041)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	60,350,647	90,684,853
Net asset value of shares issued in reinvestment of dividends and distributions	76,047,624	121,430,386
Cost of shares reacquired	(175,444,747)	(406,136,327)

Net decrease in net assets from Series share transactions	(39,046,476)	(194,021,088)

Total decrease	(24,915,842)	(246,966,892)

Net Assets
Beginning of year	596,823,900	843,790,792

End of year(a)	$571,908,058	$596,823,900

(a) Includes undistributed net investment income of:	$469,639	$448,186

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	25

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Equity Opportunity Fund (the “Series”), Jennison Growth Fund and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with The Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or

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other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2007, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market-value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Series at the end of the fiscal period may include registration rights under which the Series may demand registration by the issuers, of which the Series may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million. The effective management fee rate was .588 of 1% of the Series average daily net assets for the year ended September 30, 2007.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .50 of 1% of the Class A and Class R shares, respectively.

PIMS has advised the Series that it received approximately $157,500 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2007. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2007, it received approximately $145,500 and $1,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Series pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2007, the Series incurred approximately $321,600 in total networking fees, of which approximately $159,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2007, Prudential Equity Group, LLC earned approximately $4,000 in broker commissions from portfolio transactions executed on behalf of the Series.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2007, PIM has been compensated approximately $102,100 for these services.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2007 were $445,374,363 and $525,159,531, respectively.

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2007, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $23,037 primarily due to the reclassification of net foreign currency losses. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$606,955,754	$90,197,795	$16,841,518	$73,356,277	$7,468	$73,363,745

The differences between book and tax basis are primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments are primarily attributable to market to market on foreign currency, receivables and payables.

For the fiscal year ended September 30, 2007, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $25,593,955 from ordinary income and $53,871,878 from long-term capital gains.

For the fiscal year ended September 30, 2006, the tax character of distributions paid were $56,650,819 from ordinary income and $69,447,805 from long-term capital gains.

As of September 30, 2007, the Series had undistributed ordinary income of $23,115,482 and undistributed long-term capital gains of $46,189,013 on a tax basis.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of September 30, 2007 Prudential owned 138 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	2,420,919	$41,826,070
Shares issued in reinvestment of dividends and distributions	2,461,266	39,093,403
Shares reacquired	(5,113,190)	(88,131,634)

Net increase (decrease) in shares outstanding before conversion	(231,005)	(7,212,161)
Shares issued upon conversion from Class B	908,927	15,304,505

Net increase (decrease) in shares outstanding	677,922	$8,092,344

Year ended September 30, 2006:
Shares sold	3,459,635	$58,557,989
Shares issued in reinvestment of dividends and distributions	2,881,469	46,020,666
Shares reacquired	(7,370,017)	(124,945,112)

Net increase (decrease) in shares outstanding before conversion	(1,028,913)	(20,366,457)
Shares issued upon conversion from Class B	986,512	16,309,114

Net increase (decrease) in shares outstanding	(42,401)	$(4,057,343)

Class B
Year ended September 30, 2007:
Shares sold	312,142	$5,015,858
Shares issued in reinvestment of distributions	1,281,630	18,968,127
Shares reacquired	(1,789,640)	(28,669,831)

Net increase (decrease) in shares outstanding before conversion	(195,868)	(4,685,846)
Shares reacquired upon conversion into Class A	(978,451)	(15,304,505)

Net increase (decrease) in shares outstanding	(1,174,319)	$(19,990,351)

Year ended September 30, 2006:
Shares sold	319,502	$5,125,849
Shares issued in reinvestment of distributions	1,709,368	25,828,553
Shares reacquired	(2,507,055)	(39,982,484)

Net increase (decrease) in shares outstanding before conversion	(478,185)	(9,028,082)
Shares reacquired upon conversion into Class A	(1,045,628)	(16,309,114)

Net increase (decrease) in shares outstanding	(1,523,813)	$(25,337,196)

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2007:
Shares sold	209,738	$3,362,173
Shares issued in reinvestment of distributions	447,653	6,625,258
Shares reacquired	(811,202)	(12,983,149)

Net increase (decrease) in shares outstanding	(153,811)	$(2,995,718)

Year ended September 30, 2006:
Shares sold	239,767	$3,851,189
Shares issued in reinvestment of distributions	560,702	8,472,207
Shares reacquired	(1,079,738)	(17,235,091)

Net increase (decrease) in shares outstanding	(279,269)	$(4,911,695)

Class R
Year ended September 30, 2007:
Shares sold	9	$150
Shares issued in reinvestment of distributions	27	412
Shares reacquired	(9)	(152)

Net increase (decrease) in shares outstanding	27	$410

Year ended September 30, 2006:
Shares sold	4	$75
Shares issued in reinvestment of dividends and distributions	28	414
Shares reacquired	(4)	(75)

Net increase (decrease) in shares outstanding	28	$414

Class Z
Year ended September 30, 2007:
Shares sold	580,512	$10,146,396
Shares issued in reinvestment of dividends and distributions	701,822	11,360,424
Shares reacquired	(2,648,185)	(45,659,981)

Net increase (decrease) in shares outstanding	(1,365,851)	$(24,153,161)

Year ended September 30, 2006:
Shares sold	1,341,443	$23,149,751
Shares issued in reinvestment of dividends and distributions	2,533,841	41,108,546
Shares reacquired	(13,200,434)	(223,973,565)

Net increase (decrease) in shares outstanding	(9,325,150)	$(159,715,268)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA

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provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series utilized the line of credit during the fiscal year ended September 30, 2007. The average daily balance for the 8 days the Series had loans outstanding during the year was approximately $781,000 at a weighted average interest rate of 5.495%.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Series’ financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjusted at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	35

Financial Highlights

Class A
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.38

Income from investment operations
Net investment income	.06
Net realized and unrealized gain on investments and foreign currency transactions	2.65

Total from investment operations	2.71

Less Dividends and Distributions
Dividends from net investment income	(.02)
Distributions from net realized gains	(2.33)

Total dividends and distributions	(2.35)

Net asset value, end of year	$17.74

Total Return(b):	17.21%
Ratios/Supplemental Data:
Net assets, end of year (000)	$324,835
Average net assets (000)	$324,483
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.06%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment income	.33%
Portfolio turnover rate	77%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2006(a)	2005	2004	2003

$18.47	$16.60	$14.22	$11.48

.02	.13	.02	.01
1.70	2.14	2.36	2.73

1.72	2.27	2.38	2.74

(.09)	(.03)	—	—
(2.72)	(.37)	—	—

(2.81)	(.40)	—	—

$17.38	$18.47	$16.60	$14.22

10.68%	13.91%	16.74%	23.87%

$306,424	$326,512	$338,249	$261,252
$314,651	$336,880	$318,726	$232,395

1.11%	1.12%	1.07%	1.15%
.86%	.87%	.82%	.90%
.10%	.68%	.11%	.07%
75%	93%	102%	115%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class B
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.34

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain on investments and foreign currency transactions	2.49

Total from investment operations	2.42

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	(2.33)

Total dividends and distributions	(2.33)

Net asset value, end of year	$16.43

Total Return(b):	16.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$124,475
Average net assets (000)	$137,977
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.81%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment loss	(.42)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2006(a)	2005	2004	2003

$17.56	$15.88	$13.71	$11.15

(.04)	(.01)	(.11)	(.09)

1.54	2.06	2.28	2.65

1.50	2.05	2.17	2.56

—	—	—	—
(2.72)	(.37)	—	—

(2.72)	(.37)	—	—

$16.34	$17.56	$15.88	$13.71

9.83%	13.12%	15.83%	22.96%

$143,053	$180,496	$213,606	$234,421
$161,565	$202,371	$235,162	$225,579

1.86%	1.87%	1.82%	1.90%
.86%	.87%	.82%	.90%
(.26)%	(.05)%	(.63)%	(.68)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class C
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.34

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain on investments and foreign currency transactions	2.49

Total from investment operations	2.42

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	(2.33)

Total dividends and distributions	(2.33)

Net asset value, end of year	$16.43

Total Return(b):	16.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$48,445
Average net assets (000)	$50,851
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.81%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment loss	(.42)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2006(a)	2005	2004	2003

$17.56	$15.88	$13.71	$11.15

(.05)	(.01)	(.11)	(.09)
1.55	2.06	2.28	2.65

1.50	2.05	2.17	2.56

—	—	—	—
(2.72)	(.37)	—	—

(2.72)	(.37)	—	—

$16.34	$17.56	$15.88	$13.71

9.83%	13.12%	15.83%	22.96%

$50,717	$59,409	$66,322	$66,683
$54,051	$63,559	$70,174	$65,790

1.86%	1.87%	1.82%	1.90%
.86%	.87%	.82%	.90%
(.35)%	(.06)%	(.64)%	(.68)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	41

Financial Highlights

continued

	Class R
	Year Ended September 30,		December 17, 2004(a) Through September 30, 2005
	2007(b)	2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.48	$17.70	$16.73

Income from investment operations
Net investment income	.02	.04	.04
Net realized and unrealized gain on investments and foreign currency transactions	2.50	1.51	.93

Total from investment operations	2.52	1.55	.97

Less Dividends and Distributions
Dividends from net investment income	—	(.05)	—
Distributions from net realized gains	(2.33)	(2.72)	—

Total dividends and distributions	(2.33)	(2.77)	—

Net asset value, end of period	$16.67	$16.48	$17.70

Total Return(c):	16.94%	10.12%	5.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3	$3	$3
Average net assets (000)	$3	$3	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.31%	1.36%	1.37	%(e)
Expenses, excluding distribution and service (12b-1) fees	.81%	.86%	.87	%(e)
Net investment income	.10%	.23%	.27	%(e)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	During the period, the distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.65

Income from investment operations
Net investment income	.10
Net realized and unrealized gain on investments and foreign currency transactions	2.71

Total from investment operations	2.81

Less Dividends and Distributions
Dividends from net investment income	(.08)
Distributions from net realized gains	(2.33)

Total dividends and distributions	(2.41)

Net asset value, end of year	$18.05

Total Return(b):	17.52%
Ratios/Supplemental Data:
Net assets, end of year (000)	$74,149
Average net assets (000)	$79,338
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.81%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment income	.58%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2006(a)	2005	2004	2003

$18.74	$16.83	$14.38	$11.59

.12	.18	.06	.04
1.66	2.17	2.39	2.75

1.78	2.35	2.45	2.79

(.15)	(.07)	—	—
(2.72)	(.37)	—	—

(2.87)	(.44)	—	—

$17.65	$18.74	$16.83	$14.38

10.92%	14.23%	17.04%	24.07%

$96,626	$277,372	$346,241	$265,048
$184,440	$313,971	$323,831	$232,369

.86%	.87%	.82%	.90%
.86%	.87%	.82%	.90%
.69%	.96%	.36%	.33%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Equity Opportunity Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2007) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2007, the Fund paid ordinary dividends for Class A and Class Z shares of $0.02235 per share and $0.0768 per share, respectively, which represents net investment income. Additionally, the Fund paid short-term and long-term capital gain distributions for Class A, Class B, Class C, Class R and Class Z shares of $0.7363 per share and $1.5964 per share, respectively. Short-term capital gain distributions are taxable as ordinary income and long-term capital gain distributions are taxable as such.

We wish to advise you that 25.64% of the ordinary income dividends paid in the fiscal year ended September 30, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended September 30, 2007, the Fund designated 24.73% of ordinary income dividends as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, the Fund designates 84.33% of the short-term capital gain distributions paid as qualified short-term capital gain (QSTCG) under The American Creation Act of 2004.

In January 2008, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2007.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1995(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	49

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	51

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Equity Opportunity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Performance of Jennison Equity Opportunity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, waivers or expense caps) in relation to its Peer Universe (the Lipper Retail and Institutional Multi-Cap Value Funds Performance Universe)1 was in the first quartile over the ten-year period, though it was in the third quartile over the one-year period and in the fourth quartile over the three- and five-year periods. The Board noted that the Fund outperformed against its benchmark index over the one-, three-, five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark, it would be in the interest of the Fund and its shareholders for the Fund to continue to monitor the Fund’s performance and to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee, actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

[1]

The Retail and Institutional Multi-Cap Value Funds Performance Universe was utilized for performance comparisons, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Multi-Cap Value Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	10.76%	15.08%	10.59%	—
Class B	11.40	15.42	10.40	—
Class C	15.40	15.53	10.40	—
Class R	16.94	N/A	N/A	11.73%(12/17/04)
Class Z	17.52	16.66	11.48	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	17.21%	16.38%	11.22%	—
Class B	16.40	15.53	10.40	—
Class C	16.40	15.53	10.40	—
Class R	16.94	N/A	N/A	11.73%(12/17/04)
Class Z	17.52	16.66	11.48	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.11%; Class B, 1.81%; Class C, 1.81%; Class R, 1.56; Class Z, 0.81%. Net operating expenses apply to: Class A, 1.06%; Class B, 1.81%; Class C, 1.81%; Class R, 1.31%; Class Z, 0.81%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1997) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary •
M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	JEOPR	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    IFS-A140912    Ed. 11/2007

SEPTEMBER 30, 2007	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund

Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund

Objective: Long-term capital appreciation

FUND TYPE

Balanced/allocation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

JENNISONDRYDEN ASSET ALLOCATION FUNDS

November 15, 2007

Dear Shareholder:

We hope you find the annual report for the JennisonDryden Asset Allocation Funds informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Asset Allocation Funds

JennisonDryden Asset Allocation Funds	1

Financial Markets Overview

What were conditions like in the stock markets during the reporting period?

The 12-month period that began October 1, 2006 was a volatile but rewarding time for investors in stocks. Strong global economic growth, record levels of corporate merger-and-acquisitions activity, and generally healthy corporate earnings supported share prices. But a crisis in debt securities backed by mortgages made to borrowers with poor credit histories spread from the United States to global financial markets in the summer of 2007, battering stocks. In an effort to boost liquidity in the financial markets, the Federal Reserve (the Fed) lowered the discount rate it charges banks to borrow from its discount window to 5.75% from 6.25% in mid-August. Then, in mid-September, it cut its target for the federal funds rate on overnight loans between banks to 4.75% from 5.25% and the discount rate to 5.25% from 5.75%, citing risk to the economy from financial market turbulence. Market conditions improved, and the S&P 500 Index finished the reporting period with a double-digit return.

Investors re-evaluated their appetite for risk in light of the subprime-mortgage crisis. They searched for larger companies with more resilient growth prospects, and by period-end, growth stocks outperformed value stocks across all capitalization sizes in both the S&P and Russell indexes. Small-cap stocks gave way to larger issues. For the period, mid-cap stocks generated the strongest returns in both the S&P and Russell indexes, followed by large caps. The subprime-mortgage malaise knocked the financials sector from its longtime perch as a primary contributor to S&P 500 Index performance. The information technology sector, which had largely languished since early 2000, filled the void, buoyed by strong product development, cost savings, and a growing appetite for computers in emerging-market nations. Strength in information technology and weakness in financial stocks contributed to the growth style’s lead. Information technology is more heavily weighted than financials in the Russell growth indexes, the opposite of the value indexes.

Global equity markets outperformed the U.S. stock market. The Morgan Stanley Capital International Europe, Australasia, and Far East Index, a broad-based measure of international stock performance of developed countries that excludes the United States and Canada, led the S&P 500 Index by more than eight percentage points, augmented by a weaker U.S. dollar.

What were conditions like in the U.S bond market during the reporting period?

Major sectors of the U.S. fixed income market posted positive returns for the 12-month reporting period. From October 2006 through May 2007, bond market sentiment largely shifted between two views—the Fed would soon ease monetary policy to reinvigorate the economy or the Fed would leave short-term rates unchanged as the economic expansion remained healthy, despite a worsening slump in the housing

2	Visit our website at www.jennisondryden.com

industry. During these months, most major sectors of the bond market turned in mixed performances. Yet prices of high yield corporate “junk” bonds gained in all but one of those months. The below-investment-grade bonds were supported by a low junk bond default rate and strong investor demand for assets with attractive yields.

However, market conditions deteriorated in June. There were reports of huge losses in two hedge funds with subprime mortgage exposure. By month-end, concern about loose lending standards forced some firms involved in leveraged buyouts to postpone issuing low-quality bonds whose proceeds were intended to help pay for the deals. The credit crunch deepened in July. Two major credit rating agencies cut ratings on subprime mortgage-backed bonds worth billions of dollars. Risk-averse investors flocked to U.S. Treasury securities, which rallied while other sectors came under pressure. Reductions in the discount rate and the target for the federal funds rate helped improve conditions in the bond market. High yield bonds, hardest hit in July, rebounded in August and September to outperform treasurys, investment-grade corporate bonds, commercial mortgage-backed securities, and other major sectors of the U.S. bond market.

JennisonDryden Asset Allocation Funds	3

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Your Fund’s Performance

SEPTEMBER 30, 2007	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Conservative Allocation Fund is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.12%; Class B, 2.82%; Class C, 2.82%; Class R, 2.57%; Class Z, 1.82%. Net operating expenses apply to: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class R, 1.75%; Class Z, 1.25%, after contractual reduction through 1/31/2009. These figures include a weighted average of the net operating expenses of the underlying funds in which the fund invests. Such expenses, annualized, amounted to 0.74% for each share class.

Cumulative Total Returns as of 9/30/07
	One Year	Since Inception[1]
Class A	9.89%	29.04%
Class B	9.09	25.68
Class C	9.09	25.68
Class R	N/A	5.86
Class Z	10.14	30.41
S&P 500 Index[2]	16.42	**
Russell 1000 Index[3]	16.90	***
JDAA Conservative Customized Blend[4]	10.48	****
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[5]	11.68	*****

Average Annual Total Returns[6] as of 9/30/07
	One Year	Since Inception[1]
Class A	3.85%	5.82%
Class B	4.09	6.25
Class C	8.09	6.74
Class R	N/A	N/A
Class Z	10.14	7.87
S&P 500 Index[2]	16.42	**
Russell 1000 Index[3]	16.90	***
JDAA Conservative Customized Blend[4]	10.48	****
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[5]	11.68	*****

6	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Conservative Customized Blend, and Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (10%), the Lehman Brothers U.S. Aggregate Index (30%), the Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index (5%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Conservative Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. Funds in the Lipper Average normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total returns are 44.50% for Class A, Class B, Class C and Class Z; and 9.11% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 11.09% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 46.61% for Class A, Class B, Class C and Class Z; and 9.30% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 11.55% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

****JDAA Conservative Customized Blend Closest Month-End to Inception cumulative total returns are 30.25% for Class A, Class B, Class C and Class Z; and 6.05% for Class R. JDAA Conservative Customized Blend Closest

JennisonDryden Asset Allocation Funds	7

Your Fund’s Performance (continued)

Month-End to Inception average annual total returns are 7.84% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

*****Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 30.60% for Class A, Class B, Class C and Class Z; and 6.62% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 7.89% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Conservative Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

8	Visit our website at www.jennisondryden.com

Performance Target—JDAA Conservative Customized Blend

The JennisonDryden Conservative Allocation Fund seeks to beat a performance target—the JDAA Conservative Customized Blend—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2007, and their weightings in the JennisonDryden Conservative Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Conservative Allocation Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Index is an index of investment grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short and intermediate-term bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

JennisonDryden Asset Allocation Funds	9

Strategy and Performance Overview

Conservative Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Conservative Allocation Fund Class A shares returned 9.89% for the 12-month reporting period ended September 30, 2007, trailing the 10.48% return of its customized benchmark (described on the preceding page), which does not include the impact of mutual fund operating expenses. The Class A share return also lagged the 11.68% return of the Lipper Mixed-Asset Target Allocation Moderate Funds Average, which includes the impact of mutual fund operating expenses.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Over the past year, Ibbotson recommended the Fund’s asset allocation include exposure to natural resources and global real estate. Ibbotson also suggested the Fund’s small/mid-cap core equity exposure be reallocated to mid-cap growth, mid-cap value, and small-cap core. As a result of these recommendations, three funds were added to the line-up in late June 2007—Jennison Natural Resources Fund, Dryden Global Real Estate Fund, and the Dryden Mid-Cap Value Fund. Each comprised approximately 2% to 3% of the overall portfolio at the end of the reporting period. QMA funded the new allocations by reducing exposure to U.S. large cap equities (core, value, and growth), small/mid-cap core equities, and international equities.

As for the fixed income asset allocation, Ibbotson recommended reducing the target allocation for the high yield bond asset class to 4% from 6% and increasing the target allocation of intermediate-term government bonds to 29% from 27%. In addition, Ibbotson suggested the 7% exposure to the Ultra Short Bond Fund, which was liquidated, be reallocated to short-term corporate bonds. QMA invested this money in the Dryden Short-Term Corporate Bond Fund.

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How did asset allocation decisions affect the Fund’s performance?

During the reporting period, the Fund’s performance was ultimately driven by its 40% target exposure to U.S. and international stocks. Relative to this target, the Fund had a modest overweight exposure to large-cap stocks through the Dryden Large-Cap Core Equity Fund and the Dryden International Equity Fund that benefited its performance. Separately, bonds underperformed equities for the reporting period, but the Fund’s fixed income exposure contributed positively to its total return.

What impact did the underlying mutual funds have on the Fund’s performance?

On average, active management of the underlying mutual funds had a positive impact on the Fund’s returns for the reporting period. The Jennison 20/20 Focus Fund, the Jennison Natural Resources Fund, and the Jennison Mid-Cap Growth Fund were among the underlying funds that generated a strong performance relative to their respective benchmarks. However, the Jennison Growth Fund lagged its growth benchmark, though its relative performance had begun to improve during the final three months of the reporting period.

JennisonDryden Asset Allocation Funds	11

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Your Fund’s Performance

SEPTEMBER 30, 2007	ANNUAL REPORT

JennisonDryden Moderate Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Moderate Allocation Fund is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.75%; Class B, 2.45%; Class C, 2.45%; Class R, 2.20%; Class Z, 1.45%. Net operating expenses apply to: Class A, 1.59%; Class B, 2.34%; Class C, 2.34%; Class R, 1.84%; Class Z, 1.34%, after contractual reduction through 1/31/2008. These figures include a weighted average of the net operating expenses of the underlying funds in which the fund invests. Such expenses, annualized, amounted to 0.83% for each share class.

Cumulative Total Returns as of 9/30/07
	One Year	Since Inception[1]
Class A	13.60%	42.29%
Class B	12.69	38.53
Class C	12.70	38.42
Class R	N/A	7.79
Class Z	13.86	43.28
S&P 500 Index[2]	16.42	**
Russell 1000 Index[3]	16.90	***
JDAA Moderate Customized Blend[4]	13.74	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	14.04	*****

Average Annual Total Returns[6] as of 9/30/07
	One Year	Since Inception[1]
Class A	7.35%	8.82%
Class B	7.69	9.29
Class C	11.70	9.72
Class R	N/A	N/A
Class Z	13.86	10.81
S&P 500 Index[2]	16.42	**
Russell 1000 Index[3]	16.90	***
JDAA Moderate Customized Blend[4]	13.74	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	14.04	*****

14	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Moderate Customized Blend and Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (15%), the Lehman Brothers U.S. Aggregate Index (20%), the Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Moderate Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total returns are 44.50% for Class A, Class B, Class C and Class Z; and 9.11% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 11.09% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 46.61% for Class A, Class B, Class C and Class Z; and 9.30% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 11.55% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

****JDAA Moderate Customized Blend Closest Month-End to Inception cumulative total returns are 40.98% for Class A, Class B, Class C and Class Z; and 7.48% for Class R. JDAA Moderate Customized Blend Closest

JennisonDryden Asset Allocation Funds	15

Your Fund’s Performance (continued)

Month-End to Inception average annual total returns are 10.31% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

*****Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 36.29% for Class A, Class B, Class C and Class Z; and 8.12% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 9.18% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Moderate Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—JDAA Moderate Customized Blend

The JennisonDryden Moderate Allocation Fund seeks to beat a performance target—the JDAA Moderate Customized Blend—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2007, and their weightings in the JennisonDryden Moderate Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Moderate Allocation Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Index is an index of investment grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short and intermediate-term bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

JennisonDryden Asset Allocation Funds	17

Strategy and Performance Overview

Moderate Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Moderate Allocation Fund Class A shares returned 13.60% for the 12-month reporting period ended September 30, 2007, trailing the 13.74% return of its customized benchmark (described on the preceding page), which does not include the impact of mutual fund operating expenses. The Class A share return also lagged the 14.04% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average, which includes the impact of mutual fund operating expenses.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Over the past year, Ibbotson recommended the Fund’s asset allocation include exposure to natural resources and global real estate. Ibbotson also suggested the Fund’s small/mid-cap core equity exposure be reallocated to mid-cap growth, mid-cap value, and small-cap core. As a result of these recommendations, three funds were added to the line-up in late June 2007—Jennison Natural Resources Fund, Dryden Global Real Estate Fund, and the Dryden Mid-Cap Value Fund. Each comprised approximately 2% to 4% of the overall portfolio at the end of the reporting period. QMA funded the new allocations by reducing exposure to U.S. large cap equities (core, value, and growth), small/mid-cap core equities, and international equities.

As for the fixed income asset allocation, Ibbotson recommended reducing the target allocation for the high yield bond asset class to 3% from 5% and increasing the target allocation of intermediate-term government bonds to 17% from 15%. In addition, Ibbotson suggested the 3% exposure to the Ultra Short Bond Fund, which was liquidated, be reallocated to short-term corporate bonds. QMA invested this money in the Dryden Short-Term Corporate Bond Fund.

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How did asset allocation decisions affect the Fund’s performance?

During the reporting period, the Fund’s performance was ultimately driven by its 65% target exposure to U.S. and international stocks. Relative to this target, the Fund had a modest overweight exposure to large-cap stocks through the Dryden Large-Cap Core Equity Fund and the Dryden International Equity Fund that benefited its performance. Separately, bonds underperformed equities for the reporting period, but the Fund’s fixed income exposure contributed positively to its total return.

What impact did the underlying mutual funds have on the Fund’s performance?

On average, active management of the underlying mutual funds had a positive impact on the Fund’s returns for the reporting period. The Jennison 20/20 Focus Fund, the Jennison Natural Resources Fund, and the Jennison Mid-Cap Growth Fund were among the underlying funds that generated a strong performance relative to their respective benchmarks. However, the Jennison Growth Fund lagged its growth benchmark, though its relative performance had begun to improve during the final three months of the reporting period.

JennisonDryden Asset Allocation Funds	19

This Page Intentionally Left Blank

Your Fund’s Performance

SEPTEMBER 30, 2007	ANNUAL REPORT

JennisonDryden Growth Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Growth Allocation Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.19%; Class B, 2.89%; Class C, 2.89%; Class R, 2.64%; Class Z, 1.89%. Net operating expenses apply to: Class A, 1.67%; Class B, 2.42%; Class C, 2.42%; Class R, 1.92%; Class Z, 1.42%, after contractual reduction through 1/31/2009. These figures include a weighted average of the net operating expenses of the underlying funds in which the fund invests. Such expenses, annualized, amounted to 0.91% for each share class.

Cumulative Total Returns as of 9/30/07
	One Year	Since Inception[1]
Class A	17.01%	55.50%
Class B	16.09	51.64
Class C	16.10	51.54
Class R	N/A	9.30
Class Z	17.23	56.81
S&P 500 Index[2]	16.42	**
Russell 1000 Index[3]	16.90	***
JDAA Growth Customized Blend[4]	17.45	****
Lipper Multi-Cap Core Funds Avg.[5]	17.00	*****

Average Annual Total Returns[6] as of 9/30/07
	One Year	Since Inception[1]
Class A	10.58%	11.61%
Class B	11.09	12.19
Class C	15.10	12.59
Class R	N/A	N/A
Class Z	17.23	13.70
S&P 500 Index[2]	16.42	**
Russell 1000 Index[3]	16.90	***
JDAA Growth Customized Blend[4]	17.45	****
Lipper Multi-Cap Core Funds Avg.[5]	17.00	*****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Growth Customized Blend, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The JennisonDryden Asset Allocation (JDAA) Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (25%), the Lehman Brothers U.S. Aggregate Index (10%), and the Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index (5%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Growth Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total returns are 44.50% for Class A, Class B, Class C and Class Z; and 9.11% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 11.09% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 46.61% for Class A, Class B, Class C and Class Z; and 9.30% for Class R. Russell 1000 Index Closest Month-End to Inception average annual

JennisonDryden Asset Allocation Funds	23

Your Fund’s Performance (continued)

total returns are 11.55% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

****JDAA Growth Customized Blend Closest Month-End to Inception cumulative total returns are 54.26% for Class A, Class B, Class C and Class Z; and 9.11% for Class R. JDAA Growth Customized Blend Closest Month-End to Inception average annual total returns are 13.18% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

*****Lipper Multi-Cap Closest Month-End to Inception cumulative total returns are 44.42% for Class A, Class B, Class C and Class Z; and 9.41% for Class R. Lipper Multi-Cap Closest Month-End to Inception average annual total returns are 10.97% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Growth Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—JDAA Growth Customized Blend

The JennisonDryden Growth Allocation Fund seeks to exceed a performance target—the JDAA Growth Customized Blend—consisting of a weighted average return of four securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2007, and their weightings in the JennisonDryden Growth Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Growth Allocation Fund seeks to exceed this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Index is an index of investment grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short and intermediate-term bonds have performed.

The Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

JennisonDryden Asset Allocation Funds	25

Strategy and Performance Overview

Growth Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Growth Allocation Fund Class A shares returned 17.01% for the 12-month reporting period ended September 30, 2007, trailing the 17.45% return of its customized benchmark (described on the preceding page), which does not include the impact of mutual fund operating expenses. The Class A share return was in line with the 17.00% return of the Lipper Multi-Cap Core Funds Average, which includes the impact of mutual fund operating expenses.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Over the past year, Ibbotson recommended the Fund’s asset allocation include exposure to natural resources and global real estate. Ibbotson also suggested the Fund’s small/mid-cap core equity exposure be reallocated to mid-cap growth, mid-cap value, and small-cap core. As a result of these recommendations, three funds were added to the line-up in late June 2007—Jennison Natural Resources Fund, Dryden Global Real Estate Fund, and the Dryden Mid-Cap Value Fund. Each comprised approximately 2% to 6% of the overall portfolio at the end of the reporting period. QMA funded the new allocations by reducing exposure to U.S. large cap equities (core, value, and growth), small/mid-cap core equities, and international equities.

How did asset allocation decisions affect the Fund’s performance?

During the reporting period, the Fund’s performance was ultimately driven by its 90% target exposure to U.S. and international stocks. Relative to this target, the Fund had a modest overweight exposure to large-cap stocks through the Dryden Large-Cap Core Equity Fund and the Dryden International Equity Fund that benefited its performance. Separately, bonds underperformed equities for the reporting period, but the Fund’s fixed income exposure contributed positively to its total return.

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What impact did the underlying mutual funds have on the Fund’s performance?

On average, active management of the underlying mutual funds had a positive impact on the Fund’s returns for the reporting period. The Jennison 20/20 Focus Fund, the Jennison Natural Resources Fund, and the Jennison Mid-Cap Growth Fund were among the underlying funds that generated a strong performance relative to their respective benchmarks. However, the Jennison Growth Fund lagged its growth benchmark, though its relative performance had begun to improve during the final three months of the reporting period.

JennisonDryden Asset Allocation Funds	27

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2007, at the beginning of the period, and held through the six-month period ended September 30, 2007. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

JennisonDryden Conservative Allocation Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.30	1.48%	$7.58
	Hypothetical	$1,000.00	$1,017.55	1.48%	$7.49

Class B	Actual	$1,000.00	$1,040.40	2.23%	$11.41
	Hypothetical	$1,000.00	$1,013.79	2.23%	$11.26

Class C	Actual	$1,000.00	$1,040.40	2.23%	$11.41
	Hypothetical	$1,000.00	$1,013.79	2.23%	$11.26

Class R	Actual	$1,000.00	$1,042.90	1.73%	$8.86
	Hypothetical	$1,000.00	$1,016.29	1.73%	$8.74

Class Z	Actual	$1,000.00	$1,045.40	1.23%	$6.31
	Hypothetical	$1,000.00	$1,018.80	1.23%	$6.23

JennisonDryden Asset Allocation Funds	29

Fees and Expenses (continued)

JennisonDryden Moderate Allocation Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,060.80	1.60%	$8.27
	Hypothetical	$1,000.00	$1,017.10	1.60%	$8.09

Class B	Actual	$1,000.00	$1,057.00	2.35%	$12.12
	Hypothetical	$1,000.00	$1,013.34	2.35%	$11.86

Class C	Actual	$1,000.00	$1,057.00	2.35%	$12.12
	Hypothetical	$1,000.00	$1,013.34	2.35%	$11.86

Class R	Actual	$1,000.00	$1,060.00	1.85%	$9.55
	Hypothetical	$1,000.00	$1,015.84	1.85%	$9.35

Class Z	Actual	$1,000.00	$1,061.50	1.35%	$6.98
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.83

JennisonDryden Growth Allocation Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,074.10	1.67%	$8.68
	Hypothetical	$1,000.00	$1,016.70	1.67%	$8.44

Class B	Actual	$1,000.00	$1,069.50	2.42%	$12.55
	Hypothetical	$1,000.00	$1,012.94	2.42%	$12.21

Class C	Actual	$1,000.00	$1,068.80	2.42%	$12.55
	Hypothetical	$1,000.00	$1,012.94	2.42%	$12.21

Class R	Actual	$1,000.00	$1,072.00	1.92%	$9.97
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class Z	Actual	$1,000.00	$1,074.70	1.42%	$7.39
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the tables), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2007 (to reflect the six-month period). Expenses presented in the tables include the expenses of any underlying portfolios in which the Fund may invest.

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JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2007

Description	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 98.0%

Affiliated Registered Investment Companies
Dryden Global Real Estate Fund (Class Z)	47,150	$1,218,356
Dryden Government Income Fund, Inc. (Class Z)	1,242,338	10,882,884
Dryden High Yield Fund, Inc. (Class Z)	180,217	1,025,434
Dryden International Equity Fund (Class Z)	259,930	2,651,288
Dryden Large-Cap Core Equity Fund (Class Z)	122,807	1,816,316
Dryden Mid-Cap Value Fund (Class Z)	42,432	779,474
Dryden Short-Term Corporate Bond Fund (Class Z)	983,169	10,618,223
Jennison 20/20 Focus Fund (Class Z)	117,283	2,006,712
Jennison Growth Fund (Class Z)(a)	131,372	2,469,797
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	30,149	803,484
Jennison Natural Resources Fund, Inc. (Class Z)	13,773	846,279
Jennison Value Fund (Class Z)	171,795	3,898,031

TOTAL LONG-TERM INVESTMENTS (cost $35,902,346)		39,016,278

SHORT-TERM INVESTMENT 1.1%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $434,866; Note 3)	434,866	434,866

TOTAL INVESTMENTS(b) 99.1% (cost $36,337,212; Note 5)		39,451,144
Other assets in excess of liabilities 0.9%		377,248

NET ASSETS 100.0%		$39,828,392

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	31

JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2007 continued

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2007 were as follows:

U.S. Government Debt	27.3%
Short-Term Debt	26.7
Large-Cap Value	9.8
Large-Cap Core	9.6
International	6.6
Large-Cap Growth	6.2
Real Estate	3.1
High Yield	2.6
Sector	2.1
Small/Mid-Cap Value	2.0
Small/Mid-Cap Growth	2.0

98.0
Short-Term Investment	1.1
Other assets in excess of liabilities	0.9

100.0%

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2007

Description	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 98.9%

Affiliated Registered Investment Companies
Dryden Global Real Estate Fund (Class Z)	161,634	$4,176,631
Dryden Government Income Fund, Inc. (Class Z)	1,845,552	16,167,032
Dryden High Yield Fund, Inc. (Class Z)	353,543	2,011,658
Dryden International Equity Fund (Class Z)	1,332,330	13,589,763
Dryden Large-Cap Core Equity Fund (Class Z)	498,364	7,370,808
Dryden Mid Cap Value Fund (Class Z)	110,789	2,035,200
Dryden Short-Term Corporate Bond Fund, Inc. (Class Z)	1,348,475	14,563,533
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)(b)	161,367	3,498,442
Jennison 20/20 Focus Fund (Class Z)	483,693	8,275,988
Jennison Equity Opportunity Fund (Class Z)	112,812	2,036,254
Jennison Growth Fund (Class Z)(b)	451,542	8,488,988
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(b)	154,862	4,127,066
Jennison Natural Resources Fund (Class Z)	54,655	3,358,326
Jennison Value Fund (Class Z)	538,191	12,211,546

TOTAL LONG-TERM INVESTMENTS (cost $87,148,930)		101,911,235

SHORT-TERM INVESTMENT 1.1%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $1,187,189; Note 3)	1,187,189	1,187,189

TOTAL INVESTMENTS(a) 100.0% (cost $88,336,119; Note 5)		103,098,424
Liabilities in excess of other assets		(12,094)

NET ASSETS 100.0%		$103,086,330

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(b)	Non-income producing security.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	33

JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2007 continued

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2007 were as follows:

U.S. Government Debt	15.7%
Large-Cap Core	15.2
Short-Term Debt	14.1
Large/Mid-Cap Value	13.8
International	13.2
Large/Mid-Cap Growth	12.2
Global Real Estate	4.1
Small-Cap Core	3.4
Natural Resources	3.2
High Yield	2.0
Multi-Cap Value	2.0

98.9
Short-Term Investment	1.1
Liabilities in excess of other assets	0.0

100.0%

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2007

Description	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%

Affiliated Registered Investment Companies
Dryden Global Real Estate Fund (Class Z)	150,044	$3,877,131
Dryden International Equity Fund (Class Z)	1,329,057	13,556,377
Dryden Large-Cap Core Equity Fund (Class Z)	395,461	5,848,869
Dryden Mid Cap Value Fund (Class Z)	69,565	1,277,916
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)(b)	236,338	5,123,810
Dryden Total Return Bond Fund, Inc. (Class Z)	330,424	4,136,903
Jennison 20/20 Focus Fund (Class Z)	374,388	6,405,781
Jennison Equity Opportunity Fund (Class Z)	106,030	1,913,837
Jennison Growth Fund (Class Z)(b)	383,523	7,210,237
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(b)	95,461	2,544,027
Jennison Natural Resources Fund, Inc. (Class Z)	44,764	2,750,568
Jennison Value Fund (Class Z)	392,397	8,903,485

TOTAL LONG-TERM INVESTMENTS (cost $51,993,095)		63,548,941

SHORT-TERM INVESTMENT 1.4%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $876,707; Note 3)	876,707	876,707

TOTAL INVESTMENTS(a) 100.0% (cost $52,869,802; Note 5)		64,425,648
Other assets in excess of liabilities		26,242

NET ASSETS 100.0%		$64,451,890

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(b)	Non-income producing security.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	35

JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2007 continued

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2007 were as follows:

International	21.0%
Large-Cap Core	19.0
Large-Cap Value	13.8
Large-Cap Growth	11.2
Small-Cap Core	8.0
Multi-Sector Debt	6.4
Real Estate	6.0
Sector	4.3
Small/Mid-Cap Growth	3.9
Multi-Cap Value	3.0
Small/Mid-Cap Value	2.0

98.6
Short-Term Investment	1.4
Other assets in excess of liabilities	0.0

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2007	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Affiliated investments, at value (cost $36,337,212)	$39,451,144
Cash	8,604
Receivable for Fund shares sold	449,949
Dividends receivable	24,990
Prepaid expenses	634

Total assets	39,935,321

Liabilities
Accrued expenses	47,614
Payable for Fund shares reacquired	29,525
Distribution fee payable	19,169
Management fee payable	6,322
Transfer agent fee payable	3,579
Deferred directors’ fees	720

Total liabilities	106,929

Net Assets	$39,828,392

Net assets were comprised of:
Common stock, at par	$3,348
Paid-in capital in excess of par	35,983,687

35,987,035
Undistributed net investment income	257,914
Accumulated net realized gain on investment transactions	469,511
Net unrealized appreciation on investments	3,113,932

Net assets, September 30, 2007	$39,828,392

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($20,682,650 ÷ 1,736,367 shares of common stock issued and outstanding)	$11.91
Maximum sales charge (5.50% of offering price)	.69

Maximum offering price to public	$12.60

Class B
Net asset value, offering price and redemption price per share ($13,026,819 ÷ 1,096,583 shares of common stock issued and outstanding)	$11.88

Class C
Net asset value, offering price and redemption price per share ($5,779,216 ÷ 486,388 shares of common stock issued and outstanding)	$11.88

Class R
Net asset value, offering price and redemption price per share ($2,628 ÷ 220.6 shares of common stock issued and outstanding)	$11.91

Class Z
Net asset value, offering price and redemption price per share ($337,079 ÷ 28,208 shares of common stock issued and outstanding)	$11.95

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	39

JennisonDryden Moderate Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Affiliated investments, at value (cost $88,336,119)	$103,098,424
Receivable for Fund shares sold	321,023
Dividends receivable	36,520
Prepaid expenses	1,669

Total assets	103,457,636

Liabilities
Payable for Fund shares reacquired	125,175
Accrued expenses	95,093
Payable to custodian	60,225
Distribution fee payable	52,361
Management fee payable	23,903
Transfer agent fee payable	13,844
Deferred directors’ fees	705

Total liabilities	371,306

Net Assets	$103,086,330

Net assets were comprised of:
Common stock, at par	$7,696
Paid-in capital in excess of par	85,502,887

85,510,583
Undistributed net investment income	422,785
Accumulated net realized gain on investment transactions	2,390,657
Net unrealized appreciation on investments	14,762,305

Net assets, September 30, 2007	$103,086,330

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($46,977,735 ÷ 3,496,181 shares of common stock issued and outstanding)	$13.44
Maximum sales charge (5.50% of offering price)	.78

Maximum offering price to public	$14.22

Class B
Net asset value, offering price and redemption price per share ($40,308,357 ÷ 3,017,844 shares of common stock issued and outstanding)	$13.36

Class C
Net asset value, offering price and redemption price per share ($13,689,913 ÷ 1,025,669 shares of common stock issued and outstanding)	$13.35

Class R
Net asset value, offering price and redemption price per share ($2,694 ÷ 200.8 shares of common stock issued and outstanding)	$13.42

Class Z
Net asset value, offering price and redemption price per share ($2,107,631 ÷ 156,589 shares of common stock issued and outstanding)	$13.46

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	41

JennisonDryden Growth Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Affiliated investments, at value (cost $52,869,802)	$64,425,648
Receivable for Fund shares sold	250,296
Cash	28,540
Dividends receivable	3,873
Prepaid expenses	1,111

Total assets	64,709,468

Liabilities
Payable for Fund shares reacquired	171,929
Distribution fee payable	35,082
Accrued expenses	20,423
Transfer agent fee payable	19,307
Management fee payable	10,134
Deferred directors’ fees	703

Total liabilities	257,578

Net Assets	$64,451,890

Net assets were comprised of:
Common stock, at par	$4,301
Paid-in capital in excess of par	51,696,021

51,700,322
Accumulated net investment loss	(702)
Accumulated net realized gain on investment transactions	1,196,424
Net unrealized appreciation on investments	11,555,846

Net assets, September 30, 2007	$64,451,890

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($26,015,441 ÷ 1,725,688 shares of common stock issued and outstanding)	$15.08
Maximum sales charge (5.50% of offering price)	.88

Maximum offering price to public	$15.96

Class B
Net asset value, offering price and redemption price per share ($29,170,523 ÷ 1,954,467 shares of common stock issued and outstanding)	$14.93

Class C
Net asset value, offering price and redemption price per share ($8,843,114 ÷ 592,560 shares of common stock issued and outstanding)	$14.92

Class R
Net asset value, offering price and redemption price per share ($2,732 ÷ 181.7 shares of common stock issued and outstanding)	$15.04

Class Z
Net asset value, offering price and redemption price per share ($420,080 ÷ 27,796 shares of common stock issued and outstanding)	$15.11

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	43

JennisonDryden Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2007

Net Investment Income
Income
Affiliated dividend income	$1,004,734

Expenses
Management fee	63,419
Distribution fee—Class A	40,128
Distribution fee—Class B	114,209
Distribution fee—Class C	40,390
Distribution fee—Class R	9
Registration fees	133,000
Custodian’s fees and expenses	55,000
Transfer agent’s fees and expenses (including affiliated expense of $24,000) (Note 3)	38,000
Audit fee	20,000
Directors’ fees	11,000
Reports to shareholders	6,000
Legal fees and expenses	5,000
Interest expense	4,434
Miscellaneous	7,346

Total expenses	537,935
Less: Expense subsidy (Note 2)	(179,632)

Net expenses	358,303

Net investment income	646,431

Net Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	173,092
Net capital gain distributions received	470,931

644,023
Net change in unrealized appreciation on investments	1,520,408

Net gain on investments	2,164,431

Net Increase In Net Assets Resulting From Operations	$2,810,862

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2007

Net Investment Income
Income
Affiliated dividend income	$1,853,265

Expenses
Management fee	173,527
Distribution fee—Class A	94,825
Distribution fee—Class B	357,944
Distribution fee—Class C	112,116
Distribution fee—Class R	9
Registration fees	155,000
Transfer agent’s fees and expenses (including affiliated expense of $77,700)	84,000
Custodian’s fees and expenses	53,000
Reports to shareholders	20,000
Audit fee	20,000
Directors’ fees	12,000
Legal fees and expenses	11,000
Interest expense	8,619
Miscellaneous	4,255

Total expenses	1,106,295
Less: Expense subsidy (Note 2)	(97,233)

Net expenses	1,009,062

Net investment income	844,203

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	766,502
Net capital gain distributions received	2,114,580

2,881,082
Net change in unrealized appreciation on investments	6,746,587

Net gain on investments	9,627,669

Net Increase In Net Assets Resulting From Operations	$10,471,872

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	45

JennisonDryden Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2007

Net Investment Loss
Income
Affiliated dividend income	$516,725

Expenses
Management fee	102,354
Distribution fee—Class A	48,774
Distribution fee—Class B	238,836
Distribution fee—Class C	72,820
Distribution fee—Class R	10
Registration fees	149,000
Transfer agent’s fees and expenses (including affiliated expense of $66,200)	98,000
Custodian’s fees and expenses	55,000
Reports to shareholders	28,000
Legal fees and expenses	22,000
Audit fee	20,000
Directors’ fees	10,000
Interest expense	2,005
Miscellaneous	13,997

Total expenses	860,796
Less: Expense subsidy (Note 2)	(240,884)

Net expenses	619,912

Net investment loss	(103,187)

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	254,327
Net capital gain distributions received	1,445,461

1,699,788
Net change in unrealized appreciation on investments	5,861,599

Net gain on investments	7,561,387

Net Increase In Net Assets Resulting From Operations	$7,458,200

See Notes to Financial Statements.

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JennisonDryden Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$646,431	$364,942
Net realized gain on investment transactions	173,092	84,395
Net capital gain distributions received	470,931	162,542
Net change in unrealized appreciation on investments	1,520,408	624,474

Net increase in net assets resulting from operations	2,810,862	1,236,353

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(345,352)	(180,971)
Class B	(173,472)	(127,739)
Class C	(58,005)	(28,564)
Class R	(18)	—
Class Z	(4,174)	(1,052)

	(581,021)	(338,326)

Distributions from net realized gains
Class A	(139,400)	(27,631)
Class B	(109,514)	(30,267)
Class C	(35,116)	(6,401)
Class Z	(1,296)	(121)

	(285,326)	(64,420)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	20,678,690	11,515,312
Net asset value of shares issued in reinvestment of dividends and distributions	829,721	387,947
Cost of shares reacquired	(7,937,579)	(4,514,720)

Net increase in net assets from Fund share transactions	13,570,832	7,388,539

Total increase	15,515,347	8,222,146

Net Assets
Beginning of year	24,313,045	16,090,899

End of year(a)	$39,828,392	$24,313,045

(a) Includes undistributed net investment income of:	$257,914	$99,188

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	47

JennisonDryden Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$844,203	$400,865
Net realized gain on investment transactions	766,502	218,566
Net capital gain distributions received	2,114,580	938,218
Net change in unrealized appreciation on investments	6,746,587	3,083,882

Net increase in net assets resulting from operations	10,471,872	4,641,531

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(551,496)	(208,785)
Class B	(347,417)	(161,921)
Class C	(103,347)	(36,946)
Class Z	(31,907)	(7,211)

	(1,034,167)	(414,863)

Distributions from net realized gains:
Class A	(408,369)	(67,763)
Class B	(412,392)	(82,070)
Class C	(122,676)	(18,726)
Class Z	(21,572)	(2,101)

	(965,009)	(170,660)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	35,032,861	27,721,446
Net asset value of shares issued in reinvestment of dividends and distributions	1,906,406	569,814
Cost of shares reacquired	(13,754,910)	(10,097,650)

Net increase in net assets from Fund share transactions	23,184,357	18,193,610

Total increase	31,657,053	22,249,618

Net Assets
Beginning of year	71,429,277	49,179,659

End of year(a)	$103,086,330	$71,429,277

(a) Includes undistributed net investment income of:	$422,785	$198,727

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase In Net Assets
Operations
Net investment loss	$(103,187)	$(169,506)
Net realized gain on investment transactions	254,327	37,590
Net capital gain distributions received	1,445,461	552,048
Net change in unrealized appreciation on investments	5,861,599	2,322,871

Net increase in net assets resulting from operations	7,458,200	2,743,003

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(178,008)	(57,726)
Class B	(113,620)	—
Class C	(33,765)	—
Class Z	(7,002)	(4,348)

	(332,395)	(62,074)

Distributions from net realized gains:
Class A	(149,715)	(7,999)
Class B	(197,667)	(13,800)
Class C	(58,742)	(2,948)
Class Z	(4,913)	(440)

	(411,037)	(25,187)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	25,333,608	16,300,522
Net asset value of shares issued in reinvestment of dividends and distributions	727,446	86,831
Cost of shares reacquired	(7,023,279)	(4,658,142)

Net increase in net assets from Fund share transactions	19,037,775	11,729,211

Total increase	25,752,543	14,384,953

Net Assets
Beginning of year	38,699,347	24,314,394

End of year	$64,451,890	$38,699,347

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	49

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Jennison Equity Opportunity Fund, Jennison Growth Fund, and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Conservative Allocation Fund (“Conservative Allocation Fund”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Fund”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund (collectively referred to as “Asset Allocation Funds”). The inception date of the Asset Allocation Funds was March 30, 2004.

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Asset Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an underlying fund). Each Fund in the Asset Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Asset Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Asset Allocation Funds in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Short-term debt investments maturing within sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market value.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund, semi-annually by the Moderate Allocation Fund and annually by the Growth Allocation Fund. Each Asset Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Asset Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Asset Allocation Funds with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Asset

JennisonDryden Asset Allocation Funds	51

Notes to Financial Statements

continued

Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Asset Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Asset Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Asset Allocation Funds. The Asset Allocation Funds bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20 of 1% of each of the Asset Allocation Funds’ daily average net assets.

The Asset Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Asset Allocation Funds. The Asset Allocation Funds compensate PIMS for distributing and servicing the Asset Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Asset Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Asset Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Asset Allocation Funds to .50 of 1% of each Asset Allocation Funds’ average daily net assets.

PIMS has advised the Asset Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2007. These amounts were approximately as follows:

Fund	Class A
Conservative Allocation Fund	$277,000
Moderate Allocation Fund	468,300
Growth Allocation Fund	341,400

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From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Asset Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended September 30, 2007. These amounts were approximately as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$900	$33,000	$2,400
Moderate Allocation Fund	1,200	77,600	1,500
Growth Allocation Fund	—	55,000	1,200

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Asset Allocation Funds, along with other affiliated registered investment companies (the “Funds”), are a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Asset Allocation Funds did not borrow any amounts during the year ended September 30, 2007.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Asset Allocation Funds pay networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30,

JennisonDryden Asset Allocation Funds	53

Notes to Financial Statements

continued

2007, the Conservative Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund incurred approximately $6,300, $21,200 and $19,400, respectively, in total networking fees, of which approximately $5,100, $18,100 and $16,800, respectively, was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Asset Allocation Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2007 were as follows:

Fund	Purchases	Sales
Conservative Allocation Fund	$20,061,330	$ 6,971,584
Moderate Allocation Fund	41,953,774	18,078,716
Growth Allocation Fund	27,693,183	8,300,000

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss and accumulated net realized gain or loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended September 30, 2007, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Conservative Allocation Fund(a)	$93,316	$(93,316)
Moderate Allocation Fund(a)	414,022	(414,022)
Growth Allocation Fund(a)(b)	435,547	(435,547)

(a)	Reclassification of short-term capital gains from underlying funds to ordinary income.
(b)	Reclassification of distributions.

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For the year ended September 30, 2007, the tax character of dividends and distribution paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$701,043	$165,304
Moderate Allocation Fund	1,285,504	713,672
Growth Allocation Fund	332,395	411,037

For the year ended September 30, 2006, the tax character of dividends and distributions paid as reflected in the Statement of Changes were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$378,057	$24,689
Moderate Allocation Fund	488,662	96,861
Growth Allocation Fund	26,110	61,151

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$656,082	$187,714
Moderate Allocation Fund	1,804,920	1,306,046
Growth Allocation Fund	746,141	596,438

The United States federal income tax basis and net unrealized appreciation of the Asset Allocation Funds’ investments as of September 30, 2007 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$36,452,863	$3,218,239	$(219,958)	$2,998,281
Moderate Allocation Fund	$88,632,938	$14,947,217	$(481,731)	$14,465,486
Growth Allocation Fund	$53,015,957	$11,504,805	$(95,114)	$11,409,691

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Company offers Class A, Class B, Class C, Class R and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series and five classes, designated Class A, Class B,

JennisonDryden Asset Allocation Funds	55

Notes to Financial Statements

continued

Class C, Class R and Class Z. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2007, Prudential owned approximately 221, 201, and 182 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	1,039,325	$11,999,955
Shares issued in reinvestment of dividends and distributions	40,937	466,802
Shares reacquired	(390,248)	(4,507,921)

Net increase (decrease) in shares outstanding before conversion	690,014	7,958,836
Shares issued upon conversion from Class B	40,407	469,049

Net increase (decrease) in shares outstanding	730,421	$8,427,885

Year ended September 30, 2006:
Shares sold	617,311	$6,751,175
Shares issued in reinvestment of dividends and distributions	18,449	199,385
Shares reacquired	(216,725)	(2,376,660)

Net increase (decrease) in shares outstanding before conversion	419,035	4,573,900
Shares issued upon conversion from Class B	36,813	404,048

Net increase (decrease) in shares outstanding	455,848	$4,977,948

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Class B	Shares	Amount
Year ended September 30, 2007:
Shares sold	409,547	$4,719,261
Shares issued in reinvestment of dividends and distributions	24,146	274,017
Shares reacquired	(186,419)	(2,145,354)

Net increase (decrease) in shares outstanding before conversion	247,274	2,847,924
Shares reacquired upon conversion into Class A	(40,512)	(469,049)

Net increase (decrease) in shares outstanding	206,762	$2,378,875

Year ended September 30, 2006:
Shares sold	274,163	$2,996,190
Shares issued in reinvestment of dividends and distributions	14,236	153,720
Shares reacquired	(128,433)	(1,398,456)

Net increase (decrease) in shares outstanding before conversion	159,966	1,751,454
Shares reacquired upon conversion into Class A	(36,901)	(404,048)

Net increase (decrease) in shares outstanding	123,065	$1,347,406

Class C
Year ended September 30, 2007:
Shares sold	322,932	$3,732,532
Shares issued in reinvestment of dividends and distributions	7,344	83,436
Shares reacquired	(108,161)	(1,248,118)

Net increase (decrease) in shares outstanding	222,115	$2,567,850

Year ended September 30, 2006:
Shares sold	152,820	$1,670,036
Shares issued in reinvestment of dividends and distributions	3,120	33,674
Shares reacquired	(66,503)	(725,315)

Net increase (decrease) in shares outstanding	89,437	$978,395

Class R
January 12, 2007* through September 30, 2007
Shares sold	221	$2,500
Shares issued in reinvestment of dividends	—	—

Shares reacquired	221	$2,500

Net increase (decrease) in shares outstanding
Class Z
Year ended September 30, 2007:
Shares sold	19,337	$224,442
Shares issued in reinvestment of dividends and distributions	477	5,466
Shares reacquired	(3,116)	(36,186)

Net increase (decrease) in shares outstanding	16,698	$193,722

Year ended September 30, 2006:
Shares sold	8,849	$97,911
Shares issued in reinvestment of dividends and distributions	108	1,168
Shares reacquired	(1,316)	(14,289)

Net increase (decrease) in shares outstanding	7,641	$84,790

*	Inception date.

JennisonDryden Asset Allocation Funds	57

Notes to Financial Statements

continued

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	1,446,990	$18,567,132
Shares issued in reinvestment of dividends and distributions	74,867	926,851
Shares reacquired	(597,733)	(7,676,332)

Net increase (decrease) in shares outstanding before conversion	924,124	11,817,651
Shares issued upon conversion from Class B	87,703	1,121,442

Net increase (decrease) in shares outstanding	1,011,827	$12,939,093

Year ended September 30, 2006:
Shares sold	1,084,434	$12,824,790
Shares issued in reinvestment of dividends and distributions	23,477	271,628
Shares reacquired	(409,965)	(4,829,548)

Net increase (decrease) in shares outstanding before conversion	697,946	8,266,870
Shares issued upon conversion from Class B	64,713	760,841

Net increase (decrease) in shares outstanding	762,659	$9,027,711

Class B
Year ended September 30, 2007:
Shares sold	816,217	$10,435,503
Shares issued in reinvestment of dividends and distributions	59,825	740,630
Shares reacquired	(333,100)	(4,266,635)

Net increase (decrease) in shares outstanding before conversion	542,942	6,909,498
Shares reacquired upon conversion into Class A	(88,014)	(1,121,442)

Net increase (decrease) in shares outstanding	454,928	$5,788,056

Year ended September 30, 2006:
Shares sold	720,287	$8,498,646
Shares issued in reinvestment of dividends and distributions	20,646	239,078
Shares reacquired	(242,681)	(2,853,210)

Net increase (decrease) in shares outstanding before conversion	498,252	5,884,514
Shares reacquired upon conversion into Class A	(64,916)	(760,841)

Net increase (decrease) in shares outstanding	433,336	$5,123,673

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Class C	Shares	Amount
Year ended September 30, 2007:
Shares sold	429,711	$5,471,378
Shares issued in reinvestment of dividends and distributions	14,992	185,451
Shares reacquired	(121,367)	(1,549,955)

Net increase (decrease) in shares outstanding	323,336	$4,106,874

Year ended September 30, 2006:
Shares sold	384,579	$4,504,346
Shares issued in reinvestment of dividends and distributions	4,297	49,798
Shares reacquired	(126,496)	(1,481,714)

Net increase (decrease) in shares outstanding	262,380	$3,072,430

Class R
January 12, 2007* through September 30, 2007:
Shares sold	200.8	$2,500
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	200.8	$2,500

Class Z
Year ended September 30, 2007:
Shares sold	43,162	$556,348
Shares issued in reinvestment of dividends and distributions	4,319	53,474
Shares reacquired	(20,471)	(261,988)

Net increase (decrease) in shares outstanding	27,010	$347,834

Year ended September 30, 2006:
Shares sold	162,361	$1,893,664
Shares issued in reinvestment of dividends and distributions	805	9,310
Shares reacquired	(78,762)	(933,178)

Net increase (decrease) in shares outstanding	84,404	$969,796

*	Inception date.

JennisonDryden Asset Allocation Funds	59

Notes to Financial Statements

continued

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	822,728	$11,733,949
Shares issued in reinvestment of dividends and distributions	23,862	325,715
Shares reacquired	(199,787)	(2,866,933)

Net increase (decrease) in shares outstanding before conversion	646,803	9,192,731
Shares issued upon conversion from Class B	39,683	565,480

Net increase (decrease) in shares outstanding	686,486	$9,758,211

Year ended September 30, 2006:
Shares sold	508,758	$6,466,794
Shares issued in reinvestment of dividends and distributions	5,271	65,520
Shares reacquired	(132,522)	(1,675,946)

Net increase (decrease) in shares outstanding before conversion	381,507	4,856,368
Shares issued upon conversion from Class B	26,161	329,258

Net increase (decrease) in shares outstanding	407,668	$5,185,626

Class B
Year ended September 30, 2007:
Shares sold	721,374	$10,226,340
Shares issued in reinvestment of dividends and distributions	22,502	305,808
Shares reacquired	(210,511)	(2,989,402)

Net increase (decrease) in shares outstanding before conversion	533,365	7,542,746
Shares issued upon conversion from Class A	(40,013)	(565,480)

Net increase (decrease) in shares outstanding	493,352	$6,977,266

Year ended September 30, 2006:
Shares sold	455,501	$5,757,383
Shares issued in reinvestment of dividends and distributions	1,100	13,633
Shares reacquired	(108,139)	(1,334,914)

Net increase (decrease) in shares outstanding before conversion	348,462	4,436,102
Shares reacquired upon conversion into Class A	(26,328)	(329,258)

Net increase (decrease) in shares outstanding	322,134	$4,106,844

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Class C	Shares	Amount
Year ended September 30, 2007:
Shares sold	236,631	$3,349,340
Shares issued in reinvestment of dividends and distributions	6,183	84,020
Shares reacquired	(65,092)	(926,984)

Net increase (decrease) in shares outstanding	177,722	$2,506,376

Year ended September 30, 2006:
Shares sold	237,998	$3,001,021
Shares issued in reinvestment of dividends and distributions	233	2,891
Shares reacquired	(54,010)	(674,864)

Net increase (decrease) in shares outstanding	184,221	$2,329,048

Class R
January 12, 2007* through September 30, 2007:
Shares sold	181.7	$2,500
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	181.7	$2,500

Class Z
Year ended September 30, 2007:
Shares sold	1,544	$21,479
Shares issued in reinvestment of dividends and distributions	871	11,903
Shares reacquired	(17,121)	(239,960)

Net increase (decrease) in shares outstanding	(14,706)	$(206,578)

Year ended September 30, 2006:
Shares sold	81,897	$1,075,324
Shares issued in reinvestment of dividends and distributions	385	4,787
Shares reacquired	(76,672)	(972,418)

Net increase (decrease) in shares outstanding	5,610	$107,693

*	Inception date.

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed

JennisonDryden Asset Allocation Funds	61

Notes to Financial Statements

continued

to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

SEPTEMBER 30, 2007	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.21

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	.81

Total from investment operations	1.09

Less Dividends and Distributions:
Dividends from net investment income	(.27)
Distributions from net realized gains	(.12)

Total dividends and distributions	(.39)

Net asset value, end of period	$11.91

Total Return(c):	9.89%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,683
Average net assets (000)	$16,051
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.76%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	2.39%
Portfolio turnover rate	22%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class A shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.33%, 1.08%, 1.20% and 6.16% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.82%, 1.95%, 1.49% and (5.25)% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
2006	2005(a)

$10.78	$10.01	$10.00

.25	.20	.05
.46	.78	(.04)

.71	.98	.01

(.24)	(.21)	—
(.04)	—	—

(.28)	(.21)	—

$11.21	$10.78	$10.01

6.71%	9.92%	.10%

$11,278	$5,929	$2,548
$8,611	$4,136	$1,535

.77%	.75%	.75	%(f)
.52%	.50%	.50	%(f)
2.26%	1.89%	1.69	%(f)
18%	11%	3	%(g)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	65

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.18

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investment transactions	.81

Total from investment operations	1.00

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains	(.12)

Total dividends and distributions	(.30)

Net asset value, end of period	$11.88

Total Return(c):	9.09%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,027
Average net assets (000)	$11,421
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	1.67%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class B shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.08%, 1.83%, 1.95% and 6.91% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.10%, 1.21%, .71% and (6.02)% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
2006	2005(a)

$10.75	$9.97	$10.00

.16	.12	.03
.47	.78	(.06)

.63	.90	(.03)

(.16)	(.12)	—
(.04)	—	—

(.20)	(.12)	—

$11.18	$10.75	$9.97

5.91%	9.11%	(.30)%

$9,950	$8,241	$5,234
$9,007	$7,032	$3,253

1.52%	1.50%	1.50	%(e)
.52%	.50%	.50	%(e)
1.52%	1.18%	.93	%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	67

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.18

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investment transactions	.81

Total from investment operations	1.00

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains	(.12)

Total dividends and distributions	(.30)

Net asset value, end of period	$11.88

Total Return(c):	9.09%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,779
Average net assets (000)	$4,039
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	1.65%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class C shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.08%, 1.83%, 1.95% and 6.91% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.08%, 1.21%, .69% and (6.02)% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
2006	2005(a)

$10.75	$9.97	$10.00

.16	.12	.03
.47	.78	(.06)

.63	.90	(.03)

(.16)	(.12)	—
(.04)	—	—

(.20)	(.12)	—

$11.18	$10.75	$9.97

5.91%	9.11%	(.30)%

$2,955	$1,879	$1,281
$2,093	$1,737	$983

1.52%	1.50%	1.50	%(e)
.52%	.50%	.50	%(e)
1.53%	1.17%	.91	%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	69

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

	Class R
	January 12, 2007(a) Through September 30, 2007(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.33

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain on investment transactions	.50

Total from investment operations	.66
Dividends from net investment income	(.08)

Net asset value, end of period	$11.91

Total Return(b):	5.86%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.01	%(e)
Expenses, excluding distribution and service (12b-1) fees	.51	%(e)
Net investment income	1.90	%(e)

(a)	Inception date of Class R shares.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.58% for the period ended September 30, 2007. The net investment income ratio would have been 1.33% for the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.
(f)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

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JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.25

Income (loss) from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss) on investment transactions	.82

Total from investment operations	1.12

Less Dividends and Distributions:
Dividends from net investment income	(.30)
Distributions from net realized gains	(.12)

Total dividends and distributions	(.42)

Net asset value, end of period	$11.95

Total Return(c):	10.14%
Ratios/Supplemental Data:
Net assets, end of period (000)	$337
Average net assets (000)	$196
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	2.59%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class Z shares.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 2.02%, 2.29%, 1.63% and (5.00)% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
2006	2005(a)

$10.80	$10.03	$10.00

.27	.24	.09
.49	.77	(.06)

.76	1.01	.03

(.27)	(.24)	—
(.04)	—	—

(.31)	(.24)	—

$11.25	$10.80	$10.03

7.05%	10.18%	.30%

$129	$42	$342
$50	$311	$312

.52%	.50%	.50	%(e)
.52%	.50%	.50	%(e)
2.60%	2.27%	1.90	%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	73

JennisonDryden Moderate Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.18

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	1.45

Total from investment operations	1.63

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.37)

Net asset value, end of period	$13.44

Total Return(c):	13.60%
Ratios/Supplemental Data:
Net assets, end of period (000)	$46,978
Average net assets (000)	$37,930
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.76%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	1.36%
Portfolio turnover rate	21%

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles

(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .87%, .79%, .88% and 2.61%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.25%, 1.06%, .95% and (1.07)%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.34	$10.03	$10.00

.14	.13	.04
.85	1.34	(.01)

.99	1.47	.03

(.11)	(.16)	—
(.04)	—	—

(.15)	(.16)	—

$12.18	$11.34	$10.03

8.91%	14.77%	.30%

$30,263	$19,532	$9,863
$24,284	$14,172	$5,632

.76%	.75%	.75	%(f)
.51%	.50%	.50	%(f)
1.09%	1.08%	.74	%(f)
10%	5%	6	%(g)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	75

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.13

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment transactions	1.43

Total from investment operations	1.52

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.29)

Net asset value, end of period	$13.36

Total Return(d):	12.69%
Ratios/Supplemental Data:
Net assets, end of period (000)	$40,308
Average net assets (000)	$35,794
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	.64%

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .53%, .32%, .20% and (1.84)%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(f)	Annualized.
(g)	Less than .005%.

See Notes to Financial Statements.

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Class B
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.34	$9.99	$10.00

.05	.04	—	(c)
.85	1.35	(.01)

.90	1.39	(.01)

(.07)	(.04)	—
(.04)	—	—

(.11)	(.04)	—

$12.13	$11.34	$9.99

8.17%	13.95%	(.10)%

$31,077	$24,146	$13,124
$27,760	$19,913	$7,614

1.51%	1.50%	1.50	%(f)
.51%	.50%	.50	%(f)
.35%	.33%	—	(f)(g)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	77

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.12

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment transactions	1.43

Total from investment operations	1.52

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.29)

Net asset value, end of period	$13.35

Total Return(d):	12.70%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,690
Average net assets (000)	$11,212
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	.61%

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .50%, .30%, .21% and (2.02)%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.34	$9.99	$10.00

.05	.04	—	(c)
.84	1.35	(.01)

.89	1.39	(.01)

(.07)	(.04)	—
(.04)	—	—

(.11)	(.04)	—

$12.12	$11.34	$9.99

7.80%	14.05%	(.10)%

$8,509	$4,989	$3,250
$6,768	$4,321	$2,407

1.51%	1.50%	1.50	%(f)
.51%	.50%	.50	%(f)
.33%	.35%	(.02	)%(f)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	79

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

	Class R
	January 12, 2007(a) Through September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.45

Income (loss) from investment operations:
Net investment income	.07
Net realized and unrealized gain on investment transactions	.90

Total from investment operations	.97

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of period	$13.42

Total Return(b):	7.79%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.01	%(e)
Expenses, excluding distribution and service (12b-1) fees	.51	%(e)
Net investment income	.73	%(e)

(a)	Inception date of Class R shares.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.12% for the period ended September 30, 2007. The investment income/(loss) ratio would have been .67% for the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.19

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	1.46

Total from investment operations	1.66

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.39)

Net asset value, end of period	$13.46

Total Return(c):	13.86%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,108
Average net assets (000)	$1,826
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income	1.66%

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.55%, 1.23%, 1.28% and (1.17)%, for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.36	$10.04	$10.00

.17	.18	.05
.82	1.33	(.01)

.99	1.51	.04

(.12)	(.19)	—
(.04)	—	—

(.16)	(.19)	—

$12.19	$11.36	$10.04

8.83%	15.18%	.40%

$1,580	$513	$580
$1,268	$600	$497

.51%	.50%	.50	%(e)
.51%	.50%	.50	%(e)
1.26%	1.43%	.97	%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	83

JennisonDryden Growth Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.15

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain on investment transactions	2.18

Total from investment operations	2.21

Less Dividends and Distributions:
Dividends from net investment income	(.15)
Distributions from net realized gains	(.13)

Total dividends and distributions	(.28)

Net asset value, end of period	$15.08

Total Return(c):	17.01%
Ratios/Supplemental Data:
Net assets, end of period (000)	$26,015
Average net assets (000)	$19,510
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.76%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	.22%
Portfolio turnover rate	16%

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.23%, .96%, 1.20% and 4.82%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.25)%, (.27)%, (.47)% and (4.51)%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized

See Notes to Financial Statements.

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Class A
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.99	$10.01	$10.00

.01	.01	(.02)
1.24	2.00	.03

1.25	2.01	.01

(.08)	(.03)	—
(.01)	—	—

(.09)	(.03)	—

$13.15	$11.99	$10.01

10.61%	20.02%	.10%

$13,666	$7,573	$3,421
$10,479	$5,125	$2,226

.77%	.75%	.75	%(f)
.52%	.50%	.50	%(f)
(.08)%	(.02)%	(.40	)%(f)
8%	6%	6	%(g)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	85

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.05

Income (loss) from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain on investment transactions	2.15

Total from investment operations	2.08

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(.13)

Total dividends and distributions	(.20)

Net asset value, end of period	$14.93

Total Return(c):	16.09%
Ratios/Supplemental Data:
Net assets, end of period (000)	$29,171
Average net assets (000)	$23,884
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	(.48)%

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.98%, 1.71%, 1.95% and 5.57%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.95)%, (.99)%, (1.25)% and (5.09)%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.90	$9.98	$10.00

(.08)	(.07)	(.06)
1.24	1.99	.04

1.16	1.92	(.02)

—	—	—
(.01)	—	—

(.01)	—	—

$13.05	$11.90	$9.98

9.95%	19.04%	(.20)%

$19,062	$13,552	$6,585
$16,203	$10,343	$3,987

1.52%	1.50%	1.50	%(e)
.52%	.50%	.50	%(e)
(.80)%	(.80)%	(1.15	)%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	87

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.04

Income (loss) from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain on investment transactions	2.15

Total from investment operations	2.08

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(.13)

Total dividends and distributions	(.20)

Net asset value, end of period	$14.92

Total Return(c):	16.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,843
Average net assets (000)	$7,282
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	(.49)%

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.98%, 1.71%, 1.95% and 5.57%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.96)%, (1.02)%, (1.22)% and (5.46)%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized

See Notes to Financial Statements.

88	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$11.91	$9.98	$10.00

(.07)	(.07)	(.06)
1.21	2.00	.04

1.14	1.93	(.02)

—	—	—
(.01)	—	—

(.01)	—	—

$13.04	$11.91	$9.98

9.68%	19.24%	(.20)%

$5,411	$2,746	$1,711
$3,860	$2,268	$1,282

1.52%	1.50%	1.50	%(e)
.52%	.50%	.50	%(e)
(.83)%	(.74)%	(1.14	)%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	89

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

	Class R
	January 12, 2007(a)(b) Through September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.76

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain on investment transactions	1.34

Total from investment operations	1.28

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of period	$15.04

Total Return(c):	9.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.01	%(f)
Expenses, excluding distribution and service (12b-1) fees	.51	%(f)
Net investment (loss)	(.59	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.48% for the period ended September 30, 2007. The investment loss ratios would have been (1.01)% for the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the fund has contractually agreed to limit its distribution and service (12b-1) fee to .50% of 1% of the average net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.18

Income (loss) from investment operations:
Net investment income (loss)	.10
Net realized and unrealized gain on investment transactions	2.14

Total from investment operations	2.24

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains	(.13)

Total dividends and distributions	(.31)

Net asset value, end of period	$15.11

Total Return(c):	17.23%
Ratios/Supplemental Data:
Net assets, end of period (000)	$420
Average net assets (000)	$500
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	.67%

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .98%, .71%, .95% and 4.57%, for the years ended September 30, 2007, September 30, 2006 and September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .19%, (.12)%, (.19)% and (4.67)% for the years ended September 30, 2007, September 30, 2006, September 30, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
2006	2005

$12.02	$10.03	$10.00

.02	.04	(.01)
1.27	2.00	.04

1.29	2.04	.03

(.12)	(.05)	—
(.01)	—	—

(.13)	(.05)	—

$13.18	$12.02	$10.03

10.77%	20.40%	.30%

$560	$443	$279
$662	$329	$237

.52%	.50%	.50	%(e)
.52%	.50%	.50	%(e)
.07%	.28%	(.14	)%(e)

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	93

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of the JennisonDryden Asset Allocation Funds (comprised of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolio, Inc., hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from March 30, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from March 30, 2004 to September 30, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2007) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2007, dividends and distributions paid from net investment income and long-term capital gains for Class A, B, C, R and Z shares were as follows:

JennisonDryden Conservative Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.319	$0.068	$0.387
Class B	$0.232	$0.068	$0.300
Class C	$0.232	$0.068	$0.300
Class R	$0.082	$—	$0.082
Class Z	$0.348	$0.068	$0.416

JennisonDryden Moderate Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.251	$0.115	$0.366
Class B	$0.172	$0.115	$0.287
Class C	$0.172	$0.115	$0.287
Class R	$—	$—	$—
Class Z	$0.271	$0.115	$0.386

JennisonDryden Growth Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.151	$0.127	$0.278
Class B	$0.073	$0.127	$0.200
Class C	$0.073	$0.127	$0.200
Class R	$—	$—	$—
Class Z	$0.181	$0.127	$0.308

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains.

JennisonDryden Asset Allocation Funds	95

Federal Income Tax Information

(Unaudited) continued

We wish to advise you that JennisonDryden Asset Allocation Funds paid ordinary income dividends in the fiscal year ended September 30, 2007 that qualified for corporate dividend received deduction available to corporate taxpayers:

JennisonDryden Conservative Allocation Fund	7.72%
JennisonDryden Moderate Allocation Fund	20.18%
JennisonDryden Growth Allocation Fund	29.01%

Only funds that invest in U.S. equity securities are entitled to pass through corporate dividends received deduction.

For the fiscal year ended September 30, 2007, JennisonDryden Asset Allocation Funds designated ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

JennisonDryden Conservative Allocation Fund	9.49%
JennisonDryden Moderate Allocation Fund	25.48%
JennisonDryden Growth Allocation Fund	41.85%

Further, JennisonDryden Asset Allocation Funds designate ordinary dividends as interest related dividends (QII) and qualified short-term capital gain dividends (QSTCG) under The American Creation Act of 2004 as follows:

	QII	QSTCG
JennisonDryden Conservative Allocation Fund	89.73%	83.79%
JennisonDryden Moderate Allocation Fund	75.51%	100%
JennisonDryden Growth Allocation Fund	27.56%	100%

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2007.

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds (“the Funds”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2004(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2004(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2004(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 2004(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2004(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

JennisonDryden Asset Allocation Funds	97

Stephen G. Stoneburn (64), Director since 2004(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2004(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2004(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 2004(3) Oversees 140 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 2004(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

JennisonDryden Asset Allocation Funds	99

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the JennisonDryden Asset Allocation Funds, which consist of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund, and JennisonDryden Growth Allocation Fund (each a “Fund” and together the “Funds”), and, as required by law, determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed each Fund in various quartiles over the one-year period ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Funds

The Board received and considered information about each Fund’s historical performance, as discussed below:

JennisonDryden Conservative Allocation Fund. The Board considered that the Fund’s net performance (which reflects any subsidies, waivers or expense caps) in relation to

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its Peer Universe1 was in the first quartile over the one-year period and that the Fund’s gross performance was in the second quartile over the same period. The Board also considered that the Fund underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive performance against its Performance Universe, it would be in the interest of the Fund and its shareholders to renew the agreements.

JennisonDryden Moderate Allocation Fund. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, waivers or expense caps) in relation to its Peer Universe2 was in the second quartile over the one-year period. The Board also considered that the Fund underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive performance against its Performance Universe, it would be in the interest of the Fund and its shareholders to renew the agreements.

JennisonDryden Growth Allocation Fund. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, waivers or expense caps) in relation to its Peer Universe3 was in the second quartile over the one-year period. The Board also noted that the fund underperformed its benchmark index over the same period. The Board concluded that, in light of the Fund’s competitive performance against its Performance Universe, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

JennisonDryden Conservative Allocation Fund. The Board considered that the Fund’s contractual management fee and actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s second and first quartiles, respectively. The Board also noted that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s recommendation to

[1]

For JennisonDryden Conservative Allocation Fund, the Performance Universe is the Lipper Retail and Institutional Mixed-Asset Target Allocation Conservative Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Moderate Funds Performance Universe. The Mixed-Asset Target Allocation Conservative Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

[2]

For JennisonDryden Moderate Allocation Fund, the Performance Universe is the Lipper Retail and Institutional Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Mixed-Asset Target Allocation Moderate Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

3	For JennisonDryden Growth Allocation Fund, the Performance Universe is the Lipper Retail and Institutional Multi-Cap Core Funds Performance Universe.

JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

continue the existing cap on annual operating expenses of 0.50% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s short operation history and competitive performance, this recommendation was not unreasonable.

The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

JennisonDryden Moderate Allocation Fund. The Board considered that the Fund’s contractual management fee and actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s second quartile. The Board also noted that the Fund’s total expenses ranked in the Expense Group’s third quartile. The Board considered PI’s recommendation to continue the existing cap on annual operating expenses of 0.50% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s short operation history and competitive performance, this recommendation was not unreasonable. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

JennisonDryden Growth Allocation Fund. The Board considered that the Fund’s contractual management fee ranked in the Expense Group’s second quartile, though the actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s third quartile. The Board also noted that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s recommendation to continue the existing cap on annual operating expenses of 0.50% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s short operation history and competitive performance, this recommendation was not unreasonable. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the

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profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of each Fund and its shareholders.

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Since Inception
Class A	3.85%	5.82%
Class B	4.09	6.25
Class C	8.09	6.74
Class R	N/A	N/A
Class Z	10.14	7.87

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Since Inception
Class A	9.89%	7.55%
Class B	9.09	6.74
Class C	9.09	6.74
Class R	N/A	N/A
Class Z	10.14	7.87

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.12%; Class B, 2.82%; Class C, 2.82%; Class R, 2.57%; Class Z, 1.82%. Net operating expenses apply to: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class R, 1.75%; Class Z, 1.25%, after contractual reduction through 1/31/2009. These figures include a weighted average of the net operating expenses of the underlying funds in which the fund invests. Such expenses, annualized, amounted to 0.74% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

The graph compares a $10,000 investment in the JennisonDryden Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend by portraying the initial account values at the inception of Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Conservative Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (10%), the Lehman Brothers U.S. Aggregate Index (30%), the Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index (5%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Moderate Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Since Inception
Class A	7.35%	8.82%
Class B	7.69	9.29
Class C	11.70	9.72
Class R	N/A	N/A
Class Z	13.86	10.81

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Since Inception
Class A	13.60%	10.59%
Class B	12.69	9.75
Class C	12.70	9.72
Class R	N/A	N/A
Class Z	13.86	10.81

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.75%; Class B, 2.45%; Class C, 2.45%; Class R, 2.20%; Class Z, 1.45%. Net operating expenses apply to: Class A, 1.59%; Class B, 2.34%; Class C, 2.34%; Class R, 1.84%; Class Z, 1.34%, after contractual reduction through 1/31/2008. These figures include a weighted average of the net operating expenses of the underlying funds in which the fund invests. Such expenses, annualized, amounted to 0.83% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. Class R shares have been in existence for less than one year and have no average annual total return performance information.

The graph compares a $10,000 investment in the JennisonDryden Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend by portraying the initial account values at the inception of Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Moderate Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (15%), the Lehman Brothers U.S. Aggregate Index (20%), the Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Growth Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Since Inception
Class A	10.58%	11.61%
Class B	11.09	12.19
Class C	15.10	12.59
Class R	N/A	N/A
Class Z	17.23	13.70

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Since Inception
Class A	17.01%	13.43%
Class B	16.09	12.61
Class C	16.10	12.59
Class R	N/A	N/A
Class Z	17.23	13.70

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.19%; Class B, 2.89%; Class C, 2.89%; Class R, 2.64%; Class Z, 1.89%. Net operating expenses apply to: Class A, 1.67%; Class B, 2.42%; Class C, 2.42%; Class R, 1.92%; Class Z, 1.42%, after contractual reduction through 1/31/2009. These figures include a weighted average of the net operating expenses of the underlying funds in which the fund invests. Such expenses, annualized, amounted to 0.91% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. Class R shares have been in existence for less than one year and have no average annual total return performance information.

The graph compares a $10,000 investment in the JennisonDryden Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Growth Customized Blend by portraying the initial account values at the inception of Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Growth Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (25%), the Lehman Brothers U.S. Aggregate Index (10%), and the Standard & Poor’s (S&P) 500/Citigroup BMI World Property Index (5%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of each of the JennisonDryden Asset Allocation Funds carefully before investing. The prospectus for the JennisonDryden Asset Allocation Funds contains this and other information about the JennisonDryden Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

JennisonDryden Asset Allocation Funds
	Class A		Class B		Class C		Class R		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	JDUAX	74437E750	JDABX	74437E743	JDACX	74437E735	JDCAR	74437E628	JDAZX	74437E784
Moderate Allocation	JDTAX	74437E727	JDMBX	74437E719	JDMCX	74437E693	JDMAR	74437E610	JDMZX	74437E776
Growth Allocation	JDAAX	74437E685	JDGBX	74437E677	JDGCX	74437E669	JDGAR	74437E594	JDGZX	74437E768

MF194E    IFS-A140920    Ed. 11/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended September 30, 2007 and September 30, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $125,576 and $105,600 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $340,700 and $21,300, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Investment Portfolios, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	November 26, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	November 26, 2007

*	Print the name and title of each signing officer under his or her signature.